UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
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Soliciting Material under §240.14a-12

POLARIS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY - SUBJECT TO COMPLETION

In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, as amended, please be advised that Polaris Inc. intends to release definitive copies of this proxy statement to shareholders beginning on or about March 15, 2023.

John Wiehoff Chair of the Board	Michael T. Speetzen Chief Executive Officer

On behalf of the Board of Directors and our senior leadership team, I invite you to attend Polaris’ Annual Meeting of Shareholders on April 27, 2023, at 9:00 a.m., Central Time. It is my honor to serve as Chair of the Board and to collaborate with our accomplished and engaged board members.

2022 was a season of re-invigoration and resilience. Despite economic challenges, the team delivered record sales and earnings and Polaris continued to be the global leader in powersports, a testament to the focus and dedication of our team members. When we visit the Company’s research and development facility in Wyoming, Minnesota, there is nothing like seeing innovation in action to remind us of where we started and how far we have come.

We began our legacy as a Minnesota snowmobile company. Now that we have evolved into a global leader in powersports, the Board and leadership team have determined that it is in our best interest to re-establish the Company as a Delaware corporation. We appreciate your support of this transition as described further in this proxy statement.

We spoke with many of you this year during our robust shareholder engagement season. As a result of your feedback, you will find several enhancements throughout the proxy, including a new matrix linking the Company’s six strategic pillars to our Board’s skills, as well as a more detailed table identifying the skills attributable to each director. We also took to heart your feedback on our sustainability programs and will be rolling out new, more rigorous environmental goals in our Geared for Good Corporate Sustainability Report this spring.

We thank you for your continued commitment and investment in Polaris and hope you give us your voting support on the items described in this proxy statement. Your vote and feedback are important to us. On behalf of the entire Board, thank you for your confidence and investment in Polaris.

Sincerely,

On behalf of our entire team, I want to thank you for your continued support for Polaris.

The best team in powersports delivered record sales and earnings per share last year, and I’m incredibly proud of the team’s ongoing commitment to our customers, dealers and shareholders as we continue to raise the bar and pursue our relentless focus on powersports.

We doubled down on that commitment last year and made strong progress on our five-year strategy and long-term financial targets. Under our renewed strategy, we refocused on and reinvested in the core of our powersports businesses: Off Road, On Road and Marine, along with the complementing PG&A and Powersports Aftermarket brands that support these segments. No one knows the industry better than this team, and we are uniquely positioned to build on our current leadership position in powersports.

With new consumers continuing to discover the experiences afforded by our industry, Polaris is well positioned to capitalize on this growing interest in the outdoors. Our clear sense of purpose and six strategic pillars remain unwavering. From delivering safe and high-quality vehicles to customers, to launching innovative new products and services that elevate our industry, to enhancing how new and current consumers engage with us, to deploying capital that expands our operations and drives efficiencies, our actions and decisions are setting Polaris up for a strong 2023 and will accelerate our growth and financial performance over the long-term.

In keeping with our commitment to being good stewards, we are introducing new environmental goals and other initiatives in our Geared for Good Corporate Responsibility Report this May. These efforts reflect our deep connection to the outdoors, in addition to driving long-term shareholder value for Polaris through more productive operations, an engaged workforce, and deeper relationships with the communities where we live and work.

The actions we take today are accelerating our goals for tomorrow. I’m energized for the year ahead and excited to continue inspiring adventure and helping even more people THINK OUTSIDE.

Sincerely,

Polaris Inc. 2100 Highway 55 Medina, Minnesota 55340	Notice of Annual Meeting of Shareholders

Thursday, April 27, 2023

9:00 a.m. Central Time

Polaris Inc. (Polaris or the Company) will hold its 2023 Annual Meeting of Shareholders (the Annual Meeting) on Thursday, April 27, 2023 at 9:00 a.m. Central Time. The Annual Meeting will be completely virtual. You may attend the meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/PII2023. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or proxy card to enter the Annual Meeting. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. The proxy materials were either made available to you over the Internet or mailed to you beginning on or about March 15, 2023. At the meeting, our shareholders will be asked to:

1.

Elect three Class II directors for three-year terms ending in 2026.

2.

Approve, on an advisory basis, the compensation of our Named Executive Officers.

3.

Recommend, on an advisory basis, the frequency of future votes to approve the compensation of our Named Executive Officers.

4.

Approve the reincorporation of the Company from Minnesota to Delaware.

5.

Approve adoption of an exclusive forum provision in the Company’s Delaware Bylaws.

6.

Approve adoption of officer exculpation provision in the Company’s Delaware Certificate of Incorporation.

7.

Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023.

8.

Act on any other matters that may properly come before the meeting.

Only shareholders of record at the close of business on March 6, 2023 may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Lucy Clark Dougherty

Senior Vice President, General Counsel and Secretary
March 15, 2023

How to Participate in the Virtual Annual Meeting
PARTICIPATE VIA THE INTERNET	VOTING DURING THE MEETING	SUBMITTING QUESTIONS
To attend the virtual meeting, visit www.virtualshareholdermeeting.com/PII2023	To vote your shares during the meeting, click on the vote button provided on the screen and follow the instructions provided	Questions may be submitted live during the meeting by typing them in the dialog box provided on the bottom corner of the screen
For technical assistance on the day of the Annual Meeting, call the support line at 800-986-0822 (Toll Free) or 303-562-9302 (International Toll)

Other Ways to Vote Your Shares
INTERNET	TELEPHONE	MAIL
Go to http://www.proxyvote.com and follow the instructions (have the proxy card or internet notice in hand when you access the website)	Dial 1-800-690-6903 and follow the instructions (have the proxy card in hand when you call)	If you received paper copies of our proxy materials, mark your selection on the enclosed proxy card, date and sign your name, and promptly mail the proxy card in the postage-paid envelope provided

Please see page 96 for proxy voting deadlines. If you are a “street name” shareholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

YOUR VOTE IS IMPORTANT! IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2023.

The Notice of Annual Meeting, our Proxy Statement for the 2023 Annual Meeting of Shareholders, the proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at https://materials.proxyvote.com/731068.

Table of Contents

Proxy Statement Summary	6
Corporate Governance	11
Corporate Governance Guidelines	12
Board Refreshment	12
Director Skills and Qualifications Criteria	12
Consideration of Board Diversity	15
Board Effectiveness and Self-Evaluations	16
Director Orientation and Continuing Education	17
Independence	17
Risk Oversight	18
Shareholder Engagement	20
Board Leadership Structure	21
Board Meetings	21
Committees of the Board and Meetings	22
Director Independence	24
Certain Relationships and Related Transactions	24
Code of Business Conduct and Ethics	25
Hedging and Pledging Policy	25
Communications with the Board	25
Proposal 1 — Election of Directors	26
General Information	26
Information Concerning Nominees and Directors	26
Director Compensation	31
2022 Director Compensation Table	32
Compensation Discussion and Analysis	34
Executive Summary	34
Executive Compensation Program Components	39
Determining Executive Compensation	40
2022 Compensation Decisions	42
Other Executive Compensation Arrangements, Policies and Practices	47
Compensation Risk Assessment	49
Compensation Committee Report	50
Executive Compensation	51
2022 Summary Compensation Table	51
All Other Compensation Table	52
Grants of Plan-Based Awards in 2022	53
Outstanding Equity Awards at 2022 Fiscal Year-End	54
Option Exercises and Stock Vested in 2022	57
Nonqualified Deferred Compensation in 2022	58

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Potential Payments Upon Termination or Change In Control	59
Severance Arrangements with Named Executive Officers	59
Equity Award Treatment Upon Termination	60
Non-Compete and Non-Solicitation Agreements	60
Potential Payments to Our Named Executive Officers Upon Termination	61
Potential Payments to Our Named Executive Officers	62
Pay Ratio Disclosure	64
Pay versus Performance Disclosure	65
Equity Compensation Plan Information	67
Proposal 2 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	68
Proposal 3 — Advisory Vote on Frequency of Future Votes to Approve the Compensation of our Named Executive Officers	69
Proposal 4 — Reincorporation of the Company from Minnesota to Delaware	70
Proposal 5 — Adoption of an Exclusive Forum Provision in the Delaware Bylaws	85
Proposal 6 — Adoption of Officer Exculpation Provision in the Delaware Certificate of Incorporation	87
Proposal 7 — Ratification of Selection of Independent Registered Public Accounting Firm	89
Audit Committee Report	90
Fees Paid to Independent Registered Public Accounting Firm	91
Audit and Non-Audit Fees	91
Audit Committee Pre-Approval Requirements	91
Security Ownership of Certain Beneficial Owners and Management	92

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Questions and Answers about the Annual Meeting and Voting	94
Other Matters	100
Submission of Shareholder Proposals and Nominations	100
Additional Information	101
Appendix A	102
Non-GAAP Reconciliation of Results	102
Appendix B	104
Form of Plan of Conversion of Polaris Inc., a Minnesota Corporation to Polaris Inc., a Delaware Corporation	104
Exhibit A	107
Certificate of Incorporation of Polaris Inc.	107
Exhibit B	111
Bylaws of Polaris Inc.	111

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Proxy Statement Summary

2023 Annual Meeting of Shareholders

Date and Time Thursday, April 27, 2023 9:00 a.m. Central Time	Place www.virtualshareholdermeeting.com/PII2023	Proxy Mailing Date March 15, 2023	Record Date March 6, 2023

Voting Roadmap

Proposals	Board Recommendation	Details
• Proposal 1 – Elect three Class II directors for three-year terms ending in 2026	FOR EACH NOMINEE	Page 26
• Proposal 2 – Approve, on an advisory basis, the compensation of our Named Executive Officers	FOR	Page 68
• Proposal 3 – Recommend, on an advisory basis, the frequency of future votes to approve the compensation of our Named Executive Officers	ONE YEAR	Page 69
• Proposal 4 – Approve the reincorporation of the Company from Minnesota to Delaware	FOR	Page 70
• Proposal 5 – Approve adoption of an exclusive forum provision in the Company’s Delaware Bylaws	FOR	Page 85
• Proposal 6 – Approve adoption of officer exculpation provision in the Company’s Delaware Certificate of Incorporation	FOR	Page 87
• Proposal 7 – Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023	FOR	Page 89

HOW TO VOTE YOUR SHARES	INTERNET	TELEPHONE	MAIL
	Go to http://www.proxyvote.com and follow the instructions (have the proxy card or internet notice in hand when you access the website)	Dial 1-800-690-6903 and follow the instructions (have the proxy card in hand when you call)	If you received paper copies of our proxy materials, mark your selection on the enclosed proxy card, date and sign your name, and promptly mail the proxy card in the postage-paid envelope provided

Please see page 96 for proxy voting deadlines. If you are a “street name” shareholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

Director Nominees and Continuing Directors

Name	Age	Director Since	Independent	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Technology & Innovation Committee
Nominees for election at the 2023 Annual Meeting (Class II Term Ending 2026)
George W. Bilicic*	59	2017	Yes	X		X
Gary E. Hendrickson	66	2011	Yes		✔	X
Gwenne A. Henricks	65	2015	Yes	X			X

Directors with terms expiring 2024 (Class III)
Kevin M. Farr*	65	2013	Yes	✔	X
Darryl R. Jackson*	62	2021	Yes	X		X
Michael T. Speetzen	53	2021	No
John P. Wiehoff(1)	61	2007	Yes		X	✔

Directors with terms expiring 2025 (Class I)
Bernd F. Kessler	64	2010	Yes			X	✔
Lawrence D. Kingsley	60	2016	Yes		X		X
Gwynne E. Shotwell	59	2019	Yes	X			X
X Member ✔ Chair * Financial Experts (1) Board Chair

2023 Proxy Statement -	6

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Business and Strategic Overview

Our Six Strategic Pillars: Best Customer Experience; Rider-Driven Innovation; Best Team,
Best Culture; Inspirational Brands; Agile & Efficient Operations; and Geared for Good

2022 Performance Highlights**

Our performance highlights from 2022 demonstrate how we continue to successfully execute our strategy.

2023 Proxy Statement -	7

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Corporate Governance Highlights

At Polaris, we believe that a strong governance framework creates long-term value for our shareholders, strengthens Board and management accountability, and builds trust in Polaris and its brands.

Board Composition

Corporate Governance – What We Do

✔	Independent Board and Committees, and Independent Chair	✔	Board oversight of risk management
✔	Majority voting standard for uncontested director elections	✔	Age limit of 72 for directors
✔	Executive sessions of independent directors before and/or after each Board meeting	✔	Non-employee director and executive stock ownership requirements
✔	Excellent meeting attendance	✔	Robust Code of Conduct applicable to all directors and executives
✔	Substantive annual Board and Committee self-evaluations	✔	“Clawback” policy for performance-based compensation
✔	Active shareholder engagement program

2023 Proxy Statement -	8

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Executive Compensation Highlights

Compensation Philosophy

Our executive compensation philosophy aligns executive compensation decisions with our desired business direction, strategy and performance. The strategy and priorities of our compensation philosophy are the following:

Compensation Program Design

Our executive compensation program is based upon our compensation philosophy and is designed to incent our executives to pursue strategies and execute priorities that promote growth and deliver strong returns to shareholders. Below we illustrate the key components of our compensation program and the target total direct compensation.

TARGET TOTAL DIRECT COMPENSATION

Total Annual Cash			Long-Term Incentives		
Base Salary	⊕ Annual Incentives	⊕	Stock Options (50%)	⊕ PRSUs (25%)	⊕ RSUs (25%)

2022 TARGET TOTAL DIRECT COMPENSATION
(MR. SPEETZEN)

13%
Base Salary
17%
Annual Incentive
70%
Long-term Incentives
69%
At-Risk*

2022 TARGET TOTAL DIRECT COMPENSATION
(AVERAGE OF OTHER NEOs)

21%
Base Salary
21%
Annual Incentive
58%
Long-term Incentives
64%
At-Risk*

** At-risk compensation does not include base salary or restricted stock units (RSUs).*

Plans are significantly weighted to performance-based, long-term objectives
At-risk compensation of 69% for CEO and 64% on average for other NEOs

Our performance-based compensation plans encompass key performance metrics:

- ✔ Earnings Per Share
- ✔ Return on Invested Capital
- ✔ Revenue Growth
- ✔ Net Income
- ✔ EBITDA Margin (NEW for 2022)
- ✔ EBITDA (NEW for 2022)
- ✔ Total Shareholder Return

2023 Proxy Statement -	9

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Corporate Responsibility

Driven by innovation, integrity, and accountability, we continually tune to be good stewards for the industry, our employees, riders, communities, and the outdoors.

2022 was the inaugural year for our Geared for Good Framework which identifies how we strategically consider environmental, social and governance (ESG) topics throughout Polaris. To further align these efforts to our overarching business strategy, 2022 also saw our second-ever materiality assessment. The findings of this assessment will be released in our 2022 Geared for Good ESG report launching later in 2023. The Framework offers four areas:

•

THINK PRODUCT — Designing products and technologies with focus on customer satisfaction, safety, and environmental impact

•

THINK PRODUCTION — Operating facilities with consideration for people and the environment

•

THINK PLACES — Positively impacting land and water through stewardship and responsible riding

•

THINK PEOPLE — Putting employees, customers, dealers, and the communities where we live and work at the center of what we do

This Framework provided guidance to various initiatives, a few of which are showcased below. For the most complete view of our Corporate Responsibility and ESG efforts, please visit www.polaris.com/en-us/corporate-responsibility/
or scan the QR code to the right.

We are proud to announce that all three of our original environmental goals were achieved. Throughout 2022, a cross-functional team worked to establish and refine new environmental goals to operationalize our commitment to Think Places and Think Production. These new goals will be released in our 2022 Geared for Good ESG report launching later in 2023.

As a part of our ongoing efforts to foster a workplace of awareness and understanding, we have an internal program called R.I.D.E. Together: Respect. Inclusion. Diversity. Equity. We believe that together, we can continue to build a diverse and inclusive workplace. Additionally, in 2023, in our continuous effort to “Think People,” we will be launching a newly established Employee Assistance Fund as an extension of our commitment to our employees and the communities in which they live.

2023 Proxy Statement -	10

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Corporate Governance

Your Board of Directors is committed to good corporate governance, which it believes will enhance the long-term stability and value of the Company to the benefit of all stakeholders. The Board believes that transparent disclosure of its governance practices helps shareholders assess the stability and value of the Company. By way of example, the Board’s corporate governance best practices include:

•

Independent Board and Committees, and Independent Chair

•

Majority voting standard

•

Robust Chair responsibilities

•

Executive sessions of independent directors before and/or after each Board meeting

•

Senior executive succession planning

•

Substantive annual Board and Committee self-evaluations

•

Active shareholder engagement program

•

Non-employee director stock ownership requirements

•

Adherence to a robust Code of Conduct

•

“Clawback” policy for performance-based compensation

•

Age limit of 72 for directors

Back Row: George Bilicic, John Wiehoff, Gary Hendrickson, Darryl Jackson, and Larry Kingsley. Front Row: Bernd Kessler, Gwenne Henricks, Mike Speetzen, Gwynne Shotwell, and Kevin Farr.

2023 Proxy Statement -	11

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Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines, which may be viewed online on our website at ir.polaris.com/investors/corporate-governance. The Corporate Governance Guidelines cover a range of topics, including director selection and qualification, director responsibilities and operation of the Board, director access to management and independent advisors, succession planning, and the annual evaluations of the Board. In 2020, the Board amended the Corporate Governance Guidelines to incorporate additional measures based on a continuing review of best practices and shareholder feedback. The key changes included:

•

Director Diversity. We explicitly added gender and race as considerations for director selection.

•

Self-Evaluations. We vested in the Corporate Governance and Nominating Committee oversight of the Board and Committee self-evaluation processes to drive consistency across the processes and to vest in one committee the task to think strategically about how to optimize the self-evaluation processes.

.

Board Refreshment

The Company’s comprehensive Board and Committee refreshment and succession planning process is designed to enable the Board and each Committee to be comprised of highly qualified directors, with the independence, diversity, skills, and perspectives to provide strong and effective oversight. As a result of this process, in the last four years, the Company has added three new directors resulting in a Board with a comprehensive skill set relevant to our industry and future as well as resulting in a balanced mix of tenures.

Previously, in preparation for launching a director search and after a comprehensive Board self-evaluation led by a leading external firm, the Corporate Governance and Nominating Committee refreshed its skills matrix to identify the skills relevant to support the Company’s long-term strategy. Since that time, the Corporate Governance and Nominating Committee regularly reviews and refreshes its skills matrix so that the Board is comprised of directors with the requisite skills and expertise to help support the execution of our long-term strategy. In the past, the Corporate Governance and Nominating Committee has retained a national executive and director search firm to assist the Board in conducting searches to identify potential qualified candidates to be considered for possible appointment to the Board. The independent search firm provided the Corporate Governance and Nominating Committee with background information on candidates as well as an assessment of the qualifications of the potential candidates. The Corporate Governance and Nominating Committee then evaluated and screened the candidates, including interviewing and reviewing the candidates against the criteria for selecting director nominees, including the specific skills discussed below, functional areas of experience, educational background, employment experience, diversity of perspective, and leadership performance. When the Corporate Governance and Nominating Committee deems it in the best interest of the Company to add a new director to the Board, the Committee expects to again retain a national executive director search firm to assist the Board in conducting a search.

Director Skills and Qualifications Criteria

The Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and perspective on the Board and also evaluates intangible factors it deems appropriate to develop a heterogeneous and cohesive Board, considering characteristics such as integrity, judgment, diversity of thought, and intelligence, as well as the willingness and ability of the candidate to devote adequate time to Board duties for a sustained period.

In response to shareholder feedback, this year the Corporate Governance and Nominating Committee enhanced its skills matrix to identify skills attributable to each individual director and developed a new matrix to convey how each skill is aligned with each of Polaris’ six strategic pillars.

2023 Proxy Statement -	12

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Set forth below is a matrix highlighting how our Board skills are aligned with the Company’s six strategic pillars.

Strategic Pillars
Board Skills	Best Customer Experience	Inspirational Brands	Rider-Driven Innovation	Agile & Efficient Operations	Best Team, Best Culture	Geared For Good
Accounting and Financial Expertise Specialized financial reporting expertise, e.g. experience as a CFO/CPA at Big-4 firm				✔
Consumer Insights/Marketing Expertise Exec-level role overseeing consumer insights or marketing at a large company	✔	✔	✔			✔
Consumer/Manufacturing Industry Expertise Exec-level role in the consumer and manufacturing industry	✔			✔		✔
Corporate Governance Experience Experience serving on and leading boards/committees of other large public companies				✔	✔	✔
Digital/E-Commerce Expertise Specialized expertise in digital marketing, digital technology, data analytics, and/or AI	✔	✔	✔	✔
Executive Leadership Experience Current or former executive or CEO at a large company	✔	✔	✔	✔	✔	✔
Global Experience Current or former executive or CEO role internationally or at global company	✔	✔	✔	✔	✔	✔
Innovation/Technology Exec-level role overseeing significant innovation	✔	✔	✔	✔
Legal Expertise Specialized legal qualifications, e.g. experience as a JD at a large firm or company				✔		✔
Product Quality and Safety Expertise Exec-level role overseeing product quality and safety	✔	✔	✔	✔	✔	✔
Regulatory/Compliance Expertise Exec-level role in a highly regulated industry or overseeing regulatory/compliance programs	✔		✔	✔		✔
Risk Management/Oversight Exec-level role with significant enterprise risk-management responsibility	✔			✔		✔
Strategy and M&A Significant experience leading strategy and M&A matters	✔	✔	✔	✔

2023 Proxy Statement -	13

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Our Board is comprised of individuals with a diverse mix of experience, backgrounds and skill sets that complement the Company’s long-term strategy. Our directors possess the professional and personal qualifications and attributes necessary to effectively oversee and guide our business and future direction. Set forth below is a matrix identifying the skills possessed by each individual director.

Director Skills
	George Bilicic	Kevin Farr	Gary Hendrickson	Gwenne Henricks	Darryl Jackson	Bernd Kessler	Lawrence Kingsley	Gwynne Shotwell	Michael Speetzen	John Wiehoff
Accounting and Financial Expertise	✔	✔			✔				✔	✔
Consumer/Manufacturing Industry Expertise		✔	✔	✔	✔	✔	✔	✔	✔
Consumer Insights/Marketing Expertise			✔		✔			✔
Corporate Governance Experience	✔		✔				✔		✔	✔
Digital/E-Commerce Expertise					✔
Executive Leadership Experience	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Global Experience	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Innovation/Technology	✔			✔		✔	✔	✔	✔
Legal Expertise	✔
Product Quality and Safety Expertise				✔		✔		✔
Regulatory/Compliance Expertise	✔	✔	✔	✔	✔		✔	✔
Risk Management/Oversight	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Strategy and M&A	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Diversity
Gender				✔				✔
Race/Ethnicity					✔

2023 Proxy Statement -	14

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Consideration of Board Diversity

We also recognize the value and strategic importance of Board diversity and that is reflected in our current Board makeup with 30% gender and racial diversity. The Corporate Governance and Nominating Committee considers, as required by its charter as well as the Company’s Corporate Governance Guidelines, the Board’s overall balance of diversity of perspectives, backgrounds, and experiences in areas relevant to the Company’s strategy when selecting Board nominees, as well as race and gender. In recognition of the value placed on diversity, when the Corporate Governance and Nominating Committee retains an independent search firm for a new director search, the Committee specifically requests the firm to include highly qualified candidates of diverse gender and race in the pool of candidates, as well as taking into account other factors that promote principles of diversity, including diversity of a candidate’s perspective, background, nationality, age and other demographics. The Board believes such diversity contributes to its overall effectiveness.

2023 Proxy Statement -	15

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Board Effectiveness and Self-Evaluations

The Corporate Governance Guidelines provide that the Corporate Governance and Nominating Committee will advise the Board and its Committees on their evaluation process in an effort to drive consistency and to vest in one committee the task to think strategically about how to optimize the self-evaluation processes. In addition, the Board has retained a third-party independent consultant to conduct the Board evaluation. Below is a summary of our annual Board and Committee evaluation processes.

Annual Board and Committee Evaluations
• The process is reviewed annually by the Corporate Governance and Nominating Committee.
• Written questionnaires are used for the Board and each Committee and are updated each year. Each director completes a written questionnaire for the Board and each Committee on which the director serves. The questionnaires include open-ended questions and space for candid commentary. Topics covered include:
› Board/Committee information and materials and meeting mechanics;
› Board/Committee composition and structure;
› Board/Committee interaction with management and with each other;
› Board/Committee responsibilities and accountability; and
› Board meeting conduct and culture.
• Additionally, the Chair of the Board and the Chair of each Committee conducts interviews with Board members to solicit additional feedback on Board and Committee performance and effectiveness.

Summary of Evaluations
• Reports are produced summarizing the written questionnaires and Chair interviews.
• All comments are unattributed, including those shared in the Chair interviews.

Board and Committee Review
• To promote effectiveness of the Board, the results of the annual Board evaluation are reviewed and addressed by the full Board in an executive session led by the Chair.
• The results of each Committee’s evaluation are discussed at an executive session of the applicable Committee and further discussed by the full Board and senior management as appropriate.

Actions Taken in Response to the Evaluations
• Streamlined Board and Committee materials.
• Enhanced director onboarding program.
• Increased director education on potential significant risks and corporate governance developments.
• Developed a detailed skills matrix to transparently reflect the skills and experiences of our Board which support our strategies.
• Reconstituted the Committee structures.

2023 Proxy Statement -	16

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Director Orientation and Continuing Education

New directors participate in a comprehensive orientation which includes meetings with senior management to discuss the Company’s strategic plans, financial statements, legal and risk management, corporate responsibility (our Geared For Good framework) and key policies and practices, including best governance practices. In addition, the Corporate Governance and Nominating Committee regularly reviews and recommends topics for director training for the year. We encourage directors to participate in certain recommended external continuing director education programs and provide reimbursement for expenses associated with these events. Continuing director education is also provided during Board meetings by outside experts who present on issues relevant to the Board’s oversight duties. In 2022, outside experts presented to the Board on topics such as electrification and the future of connected vehicles and data analytics. Finally, we provide directors with a quarterly memorandum summarizing relevant SEC, ESG and corporate governance developments.

Independence

We are committed to having an independent Board. All members of our Board, other than the CEO, are independent under our Corporate Governance Guidelines and the requirements of the New York Stock Exchange (NYSE). To assure independence from management, members of the Board meet in executive session, without management, at the start and/or at the end of each regularly scheduled in-person meeting of the Board and each Committee, and otherwise as deemed appropriate. These executive sessions allow directors to speak candidly on any matter of interest, without members of management present, and are a key element to our high-functioning Board.

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Risk Oversight

Our full Board has responsibility for overseeing the Company’s overall approach to risk management and is actively engaged in addressing the most significant risks facing the Company. While the Board and its Committees oversee key risk areas, the Company’s management is responsible for day-to-day risk management identification and mitigation, as well as bringing to the Board’s attention emerging risks and highlighting the top enterprise risks.

The Board’s oversight of the Company’s most common risks is structured as follows:

To learn more about the risks facing the Company, please see the risks described in Item 1A. Risk Factors in the Company’s 2022 Annual Report on Form 10-K. The risks described in the Company’s 2022 Annual Report are not the only risks facing the Company.

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Oversight of Sustainability and Corporate Responsibility

The Board receives and discusses regular reports on sustainability and corporate responsibility matters, including those related to safety, human capital management, innovation and technology, and sustainability initiatives across the Company. The Company’s Corporate Responsibility Committee members include the CEO, CFO and CHRO and reflect the cross-functional nature of corporate responsibility matters and leverage expertise across our executive team in areas such as Supply Chain, Investor Relations, Human Resources, Manufacturing, Legal, Environment, Health and Safety, and Finance. The Committee is chaired by the General Counsel of the Company. The purpose of the Corporate Responsibility Committee is to advise the Company on matters of significance to the Company and its stakeholders concerning corporate social responsibility and sustainability and to assist the Company’s Board and senior management team in addressing the impact of these matters on the Company’s business, strategies, operations, performance and reputation.

Under the oversight of the Corporate Responsibility Committee and with input from the Board, in 2022 we published our annual Corporate Responsibility Report, which sets forth our ESG priorities, our performance in these areas, and targets for future improvement. For additional information, please see the Corporate Responsibility page in the Proxy Statement Summary.

Oversight of Cybersecurity

The Company’s cybersecurity program is designed to identify and mitigate cybersecurity risk to enable profitable growth and enhance the reputation of the Company as an ethical, customer-centric company. Our program structure and governance is aligned with industry-standard cybersecurity frameworks and includes our Executive Cybersecurity Council that meets as appropriate and is chaired by the Company’s Senior Vice President and Chief Digital and Information Officer. The full Board also receives regular reports on cybersecurity matters, including the Company’s incident response process. As cyber threats are ever evolving, we work to continuously improve the governance, scope, and maturity of our cybersecurity program.

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Shareholder Engagement

Our Board has worked with management to develop an annual shareholder engagement process. These engagement efforts take place throughout the year and involve a member of our Board, when requested, senior management, and shareholder representatives. In 2022, Polaris reached out to shareholders representing almost 70% of our outstanding shares, and the management team met with shareholders owning almost 35% of our outstanding shares. The meeting agendas included discussions on various topics, including the Company’s strategy, compensation philosophy, diversity and inclusion initiatives, human capital management, sustainability efforts, product safety and quality, governance practices, and board refreshment. After the engagements, management summarizes the feedback received and then reviews the feedback with the Corporate Governance and Nominating Committee and, when relevant, the Compensation Committee and, as appropriate, the Chair of the Corporate Governance and Nominating Committee and of the Compensation Committee review the concerns and recommendations identified by our shareholders with the full Board.

The feedback from these meetings helps inform the Board and management on shareholder priorities and concerns. We listen carefully to our shareholder feedback and, when appropriate, we make changes to address concerns and/or align with best practices. For example, in 2021, our shareholders requested disclosure of an enhanced skills matrix identifying the skills attributable to each individual director in our proxy statement, so this year we refined and enhanced our skills matrix as included herein. In addition, shareholders requested that we refresh our materiality assessment and set more rigorous environmental goals, and, in 2022, we completed a second materiality assessment and will be announcing our new environmental goals in our 2022 Corporate Sustainability Report expected to be released in May 2023.

OUR SHAREHOLDER ENGAGEMENT PROCESS

Assess and Prepare	Outreach and Engagement

•  We assess and monitor:

›  Investor policies and stewardship priorities

›  Shareholder voting results

›  Trends in governance, executive compensation, environmental, social, regulatory, and other matters

•  We identify and prepare for potential topics that are priorities for our shareholders

•  We reach out to our largest shareholders to request engagement

•  Our management team and a member of our Board, when requested, meet with shareholders to actively solicit input on issues relevant to our shareholders and provide insight on the company’s policies and strategy

Evaluate	Respond

•  Our Board and management team review shareholder input and assess any issues or concerns identified

•  Shareholder input and policies are continuously reviewed and considered when implementing best governance practices by our Board and Committees

•  Our Board responds and, when appropriate, takes action to align with shareholder feedback

•  We enhance our disclosure to provide greater transparency on topics significant to our shareholders

•  In 2022, responses included:

›  Enhancing our skills matrix in this year’s proxy to identify skills attributable to each individual director and adding a matrix to convey how each skill is aligned with each of Polaris’ six strategic pillars

›  Completing our second materiality assessment

›  Setting more rigorous environmental goals which will be announced in our 2022 Corporate Sustainability Report expected to be released in May 2023

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Board Leadership Structure

Our independent Chair of the Board is Mr. Wiehoff. The Board believes that an effective leadership structure could be achieved either by combining or separating the Chair and Chief Executive Officer (CEO) positions, so long as the structure encourages the free and open dialogue of competing views and provides for strong checks and balances. Specifically, the Board believes that to be effective, the governance structure must balance the powers of the CEO and the independent directors and enable the independent directors to be fully informed, able to discuss and debate the issues that they deem important and able to provide effective oversight of management. The Board believes that the separation of the Chair and CEO roles is appropriate for us at this time because it allows our CEO to focus on executing on Company priorities while the independent Chair focuses on leadership of the Board. The Board routinely reassesses the leadership structure of the Board and has the flexibility to choose a different Board leadership structure if and when it believes circumstances warrant.

The duties and responsibilities of the independent Chair, among others, include:

CHAIR DUTIES AND RESPONSIBILITIES
• Presides over Board executive sessions of independent directors	• Approves Board meeting agendas
• Serves as the liaison between the CEO and independent directors	• Has authority to call meetings of independent directors
• If requested by major shareholders, is available for consultation and direct communication	• Conducts and facilitates annual Board self-evaluation
• Communicates with the CEO about strategic business issues, government processes and board relationships	• Coordinates with the Compensation Committee on the CEO evaluation

Board Meetings

During 2022, the full Board met 5 times. Meetings are typically preceded and/or followed by an executive session of the Board without management in attendance, chaired by Mr. Wiehoff. Each of our directors attended at least 75 percent of the meetings of the Board and any Committee on which that director served in 2022. We do not maintain a formal policy regarding the Board’s attendance at annual shareholder meetings; however, Board members are expected to regularly attend all Board meetings and meetings of the Committees on which they serve as well as the annual shareholder meetings. All members of the Board attended our 2022 Annual Meeting.

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Committees of the Board and Meetings

The Board has designated four standing Committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Technology & Innovation Committee. Each Committee operates under a written charter which is available on our website at ir.polaris.com/investors/corporate-governance. The current membership of each Committee and its principal functions, as well as the number of times it met during 2022, are described below.

	Board	Audit	Compensation	Corporate Governance and Nominating	Technology & Innovation
George W. Bilicic*	X	X		X
Kevin M. Farr*	X	✔	X
Gary E. Hendrickson	X		✔	X
Gwenne A. Henricks	X	X			X
Darryl R. Jackson*	X	X		X
Bernd F. Kessler	X			X	✔
Lawrence D. Kingsley	X		X		X
Gwynne E. Shotwell	X	X			X
Michael T. Speetzen	X
John P. Wiehoff	✔		X	✔
Number of fiscal year 2022 meetings	5	9	5	4	2
X Member ✔ Chair * Financial Experts

Audit Committee(1) Members: Kevin M. Farr, Chair George W. Bilicic Gwenne A. Henricks Darryl R. Jackson Gwynne E. Shotwell Number of Meetings During 2022: 9

Functions:

The Audit Committee assists the Board in fulfilling its fiduciary responsibilities by overseeing our financial reporting and public disclosure activities. The Audit Committee’s primary purposes and responsibilities are to:

•

Assist the Board in its oversight of (a) the integrity of our financial statements, (b) the effectiveness of our internal controls over financial reporting, (c) our compliance with legal and regulatory requirements, (d) the independent auditor’s performance, qualifications and independence, and (e) the responsibilities, performance, budget and staffing of our internal audit function;

•

Prepare the Audit Committee Report that appears later in this Proxy Statement;

•

Serve as an independent and objective party to oversee our financial reporting process and internal control system; and

•

Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditors and the Board.

The Audit Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and oversight of the work of any independent registered public accounting firm engaged by us (including resolution of any disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for us, and each such independent registered public accounting firm reports directly to the Audit Committee.

(1)

All members of the Audit Committee have been determined to be “independent” and “financially literate” by the Board in accordance with our Corporate Governance Guidelines, rules of the United States Securities and Exchange Commission (the SEC), and the applicable listing requirements of the New York Stock Exchange (NYSE). Additionally, Messrs. Bilicic, Farr, and Jackson have each been determined by the Board to be an “Audit Committee Financial Expert” as that term has been defined by the SEC. None of the members of the Audit Committee currently serve on the audit committees of more than three public companies.

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Compensation Committee(2) Members: Gary E. Hendrickson, Chair Kevin M. Farr Lawrence D. Kingsley John P. Wiehoff Number of Meetings During 2022: 5

Functions:

The Compensation Committee assists the Board in establishing a philosophy and policies regarding director and executive compensation, oversees the Company’s human capital strategy (to the extent not covered by the full Board), provides oversight to the administration of our director and executive compensation, administers our equity-based and cash incentive plans, reviews and approves the compensation of executive officers and senior management, reviews and recommends the compensation of the directors to the Board, reviews and discusses the Compensation Discussion and Analysis included in this Proxy Statement with management, and prepares the Compensation Committee Report that appears later in this Proxy Statement. The Compensation Committee generally may delegate its duties and responsibilities to a subcommittee of the Compensation Committee. To the extent consistent with applicable law, and subject to certain limitations, the Compensation Committee may also delegate grant authority under our 2007 Omnibus Incentive Plan to our officers.

Use of Compensation Consultant

The Compensation Committee has the authority to retain independent counsel and other independent experts or consultants. The Compensation Committee engaged Willis Towers Watson to act as its compensation consultant again in 2022. The Compensation Committee uses its compensation consultant in an advisory role for various technical, analytical, and plan design issues related to our compensation and benefit programs including, collecting market information on a variety of executive pay and design issues and assisting in the design and review of programs such as our long-term incentive program and annual cash incentive plan. The compensation consultant does not determine compensation for any of our executives, a role that is reserved to the Compensation Committee. The Compensation Committee has assessed the independence of Willis Towers Watson pursuant to the rules of the SEC and concluded no conflict of interest exists that would prevent the independent representation of the Compensation Committee. We used Willis Towers Watson for non-executive consultation services in 2022 for which it was paid $50,400 primarily related to purchasing compensation and benefits survey data and other consulting services. For more information regarding the role of executive officers and/or Willis Towers Watson in determining and recommending the amount or form of executive and director compensation, see the Director Compensation and the Compensation Discussion and Analysis sections in this Proxy Statement.

Corporate Governance and Nominating Committee(3) Members: John P. Wiehoff, Chair George W. Bilicic Gary E. Hendrickson Darryl R. Jackson Bernd F. Kessler Number of Meetings During 2022: 4

Functions:

The Corporate Governance and Nominating Committee provides oversight and guidance to the Board to make certain that the membership, structure, policies and processes of the Board and its committees facilitate the effective exercise of the Board’s role in the governance of our Company. The Committee reviews and evaluates the policies and practices with respect to the size, composition and functions of the Board and its committees, evaluates the qualifications of possible candidates for the Board, and recommends the nominees for directors to the Board for approval. The Committee will consider individuals recommended by shareholders for nomination as a director, applying the standards described in the Corporate Governance and Nominating Committee Charter. The Committee also is responsible for recommending to the Board any revisions to our Corporate Governance Guidelines, as well as developing, reviewing and overseeing compliance with the Company’s policies and procedures regarding related person transactions and conflicts of interest and oversight of our Geared For Good initiative.

Technology & Innovation Committee Members: Bernd F. Kessler, Chair Gwenne A. Henricks Lawrence D. Kingsley Gwynne E. Shotwell Number of Meetings During 2022: 2

Functions:

The Technology & Innovation Committee provides oversight of the Company’s innovation and technology development as they relate to emerging capabilities and technology insertion strategies for our product plans. The Committee reviews competitive technologies, trend analyses, competitive advantages and competitive technology analyses to drive innovation priorities.

(2)

All members of the Compensation Committee have been determined to be “independent” by the Board in accordance with our Corporate Governance Guidelines and the applicable listing requirements of the NYSE.

(3)

All members of the Corporate Governance and Nominating Committee have been determined to be “independent” by the Board in accordance with our Corporate Governance Guidelines and the applicable listing requirements of the NYSE.

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Director Independence

Under our Corporate Governance Guidelines, which adopt the current standards for “independence” established by the NYSE, a majority of the members of the Board must be independent as determined by the Board. In making its determination of independence, among other things, the Board must have determined that the director has no material relationship with the Company either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with us. The Board of Directors has determined that directors Bilicic, Farr, Hendrickson, Henricks, Jackson, Kessler, Kingsley, Shotwell, and Wiehoff are independent. Accordingly, our entire Board, other than the CEO, and all members of our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee are considered to be independent. Mr. Speetzen, our CEO and a Board member, is employed by the Company and therefore is not an independent director on the Board under our Corporate Governance Guidelines or NYSE standards.

The Board based its independence determinations, in part, upon a review by the Corporate Governance and Nominating Committee and the Board of certain transactions between the Company and companies with which certain of our directors have relationships, each of which was made in the ordinary course of business, at arm’s length, at prices and on terms customarily available to unrelated third party vendors or customers generally, in amounts that are not material to our business or the business of such unaffiliated corporation, and in which the director had no direct or indirect personal interest, nor received any personal benefit. Specifically, the Corporate Governance and Nominating Committee and the Board reviewed ordinary course of business purchases by us from C.H. Robinson Worldwide, where Mr. Wiehoff was Chair of the Board for a portion of fiscal 2020, ordinary course of business purchases by us from US Bancorp and Donaldson Company, Inc., where Mr. Wiehoff is a director, and ordinary course of business purchases of our products by Space Exploration Technologies Corp., where Ms. Shotwell is President and Chief Operating Officer. All of these payments were less than the greater of $1,000,000 or 2% of the recipient’s gross revenues in fiscal 2020, 2021 and 2022.

Certain Relationships and Related Transactions

During 2022, we did not engage in any transactions with related persons that are required to be described in this Proxy Statement pursuant to applicable SEC regulations.

Our written Related-Person Transactions Policy, which is applicable to all of our directors, nominees for directors, executive officers and 5% shareholders and their respective immediate family members, prohibits “related-person transactions” unless approved by the Corporate Governance and Nominating Committee.

Matters considered to be a related-person transaction subject to the policy include any transaction in which we are directly or indirectly a participant and the amount involved exceeds or reasonably can be expected to exceed $120,000, and in which a director, nominee for director, executive officer or 5% shareholder, or any of their respective immediate family members, has or will have a direct or indirect material interest.

Any potential related-person transaction that is raised will be analyzed by the General Counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction or relationship constitutes a related-person transaction requiring compliance with the policy. The potential related-person transaction and the General Counsel’s conclusion and the analysis thereof are also to be reported to the Chair of the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee reviews the material facts of all related-person transactions that require the Committee’s approval and either approve or disapprove of the related person transaction. If advance Committee approval of a related-person transaction is not feasible, then the related-person transaction is considered and, if the Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. Any related-person transaction that is not approved or ratified, as the case may be, is voided, terminated or amended, or such other actions shall be taken, in each case as determined by the Committee, to avoid or otherwise address any resulting conflict of interest.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all employees, including our CEO, our Chief Financial Officer (CFO) and all other executive officers, and the Board. The full Board received Code of Conduct training in 2022. A copy of the Polaris Code of Business Conduct and Ethics is available on our website at ir.polaris.com/investors/corporate-governance. If we waive any of the provisions of the Code of Business Conduct and Ethics with respect to the CEO, CFO, any executive officer or member of the Board that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the Exchange Act), we intend to disclose such actions on our website at the same location.

Hedging and Pledging Policy

We adopted a policy that prohibits directors and executive officers from engaging in speculative trading of the Company’s securities. Specifically, no officer or member of the Board of Directors may purchase any financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of securities of the Company held directly, or indirectly, by the officer or director. We also adopted a policy that prohibits directors and executive officers to pledge our common stock as collateral for a loan except where the transaction is pre-approved by the Company’s General Counsel and CFO. The director or executive officer must clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities. No directors or executive officers pledged shares of common stock during 2022.

Communications with the Board

Under our Corporate Governance Guidelines, a process has been established by which shareholders and other interested parties may communicate with members of the Board. Any shareholder or other interested party who desires to communicate with the Board, individually or as a group, may do so by writing to the intended member or members of the Board, c/o Corporate Secretary, Polaris Inc., 2100 Highway 55, Medina, Minnesota 55340, or by sending an email to PolarisCorporate.Secretary@polaris.com.

All communications received in accordance with these procedures will be reviewed initially by the office of our Corporate Secretary to determine whether the communication is a message to one or more of our directors and then will be relayed to the appropriate director or directors unless the Corporate Secretary determines that the communication is an advertisement or other promotional material.

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Proposal 1 — Election of Directors

General Information

Our Board selected the three nominees based upon their diverse mix of skills, backgrounds, and perspectives, including their functional areas of experience, educational background, employment experience, and leadership performance. Based upon these qualifications and the recommendation of the Corporate Governance and Nominating Committee, our Board proposes that George W. Bilicic, Gary E. Hendrickson, and Gwenne A. Henricks be elected as Class II directors for three-year terms expiring in 2026. All nominees are presently Polaris directors who were elected by shareholders at the 2020 Annual Meeting. All nominees have terms expiring at the 2023 Annual Meeting.

Executed proxies will be voted for the election of each of the three nominees unless you indicate on the proxy that you vote to “abstain” or vote “against” any or all of the nominees. Our Articles of Incorporation require that a director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election, that is, the number of shares voted “for” that nominee exceeds the number of votes cast “against” that nominee. A vote to “abstain” will not have an effect in determining the election results. If you are voting by telephone or on the Internet, you will be told how to abstain your vote from some or all of the nominees. Each nominee elected as a director will continue to serve through the expiration of his or her three-year term or until his or her death, resignation or retirement. The Board has ten members and is divided into three classes. The members of one class are elected at each annual meeting of shareholders to serve three-year terms.

We expect each nominee standing for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees designated by the Board, unless an instruction to the contrary is indicated on the proxy. There are no family relationships between or among any of our executive officers, directors or director nominees.

The Board, upon recommendation of the Corporate Governance and Nominating Committee, unanimously recommends a vote FOR the election of these nominees as directors.

Information Concerning Nominees and Directors

Our directors bring a broad range of leadership and experience to the boardroom and regularly contribute to the dialogue involved in effectively overseeing and guiding our business and affairs. Other than our CEO, all of the members of the Board are independent. Preparation, engagement and participation are expected from our directors, as well as high personal and professional ethics, integrity and values. All of our current directors and the director nominees satisfy such requirements. With a diverse mix of experience, backgrounds and skill sets that complement the Company’s long-term strategy, the Board believes it is well positioned to represent the best interests of the Company’s shareholders. The principal occupation, specific experience, qualifications, attributes or skills and certain other information about the nominees and other directors whose terms of office continue after the Annual Meeting are set forth on the following pages.

If a shareholder wishes to have the Corporate Governance and Nominating Committee consider a candidate for nomination as a director, the shareholder’s notice must include the information specified in our bylaws, including the shareholder’s name and address, the information required to be disclosed by the SEC’s proxy rules, a written consent of the candidate to be named in the proxy statement and to serve as a director if elected, specified information regarding the shareholder’s interests in our capital stock, and the representations specified in our bylaws. The Corporate Governance and Nominating Committee will evaluate recommended nominees based on the factors identified in the Corporate Governance and Nominating Committee Charter, a copy of which is available on our website at ir.polaris.com/investors/corporate-governance. Alternatively, shareholders may directly nominate a person for election to our Board by complying with the procedures set forth in our bylaws, any applicable rules and regulations of the SEC and any other applicable laws. From time-to-time, the Corporate Governance and Nominating Committee works with third party search firms to assist in the identification and evaluation of potential director candidates and will also consider any director candidates submitted by other stakeholders (subject to the terms of the Company’s bylaws).

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Director Nominees — Class II (Term Ending 2023)

Age 59 Director since: 2017 INDEPENDENT Committees: • Audit • Corporate Governance and Nominating	GEORGE W. BILICIC

Skills and Qualifications:

•  Accounting and Financial Expertise

•  Corporate Governance Experience

•  Executive Leadership Experience

•  Global Experience

•  Innovation/Technology

•  Legal Expertise

•  Regulatory/Compliance Expertise

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  None

Former Public Company Directorships Held during the Past 5 Years:

•  None

Mr. Bilicic has been Vice Chairman, Investment Banking and Global Head of Power, Energy & Infrastructure at Lazard Ltd., an investment banking firm, since April 2020. At Lazard, he serves on that firm’s Global Executive Committee. He served in various executive roles with Sempra Energy, an energy infrastructure company, from June 2019 until March 2020. Prior to joining Sempra Energy, Mr. Bilicic served in various roles at Lazard Ltd., including as Vice Chairman of Investment Banking, Head of U.S. Midwest Investment Banking and Global Head of Power, Energy & Infrastructure, from March 2002 to June 2019. Other than his time at Kohlberg Kravis Roberts & Co. where he served as Managing Director and Head of Infrastructure from May 2008 to October 2008, Mr. Bilicic had been at Lazard from March 2002 to June 2019. He previously served as a Managing Director at Merrill Lynch & Co., Inc. from January 2001 to March 2002, and was a Partner at Cravath, Swaine & Moore LLP from 1995 to 2000. Mr. Bilicic currently serves as a member of the Board of Directors or equivalent for the Mayo Clinic and Georgetown University Law Center.

Age 66 Director since: 2011 INDEPENDENT Committees: • Compensation, Chair • Corporate Governance and Nominating	GARY E. HENDRICKSON

Skills and Qualifications:

•  Consumer Insights/Marketing Expertise

•  Consumer/Manufacturing Industry Expertise

•  Corporate Governance Experience

•  Executive Leadership Experience

•  Global Experience

•  Regulatory/Compliance Expertise

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  The AZEK Company Inc.

Former Public Company Directorships Held during the Past 5 Years:

•  Waters Corporation

Mr. Hendrickson has served as the Chairman of the Board of The AZEK Company Inc., a manufacturer of residential and commercial products, since May 2017. He served as Chairman and Chief Executive Officer of The Valspar Corporation, a global paint and coatings manufacturer, from June 2011 to June 2017, and was its President and Chief Operating Officer from February 2008 until June 2011. He held various executive leadership roles with The Valspar Corporation since 2001 including positions with responsibility for the Asia Pacific operations.

Age 65 Director since: 2015 INDEPENDENT Committees: • Audit • Technology & Innovation	GWENNE A. HENRICKS

Skills and Qualifications:

•  Consumer/Manufacturing Industry Expertise

•  Executive Leadership Experience

•  Global Experience

•  Innovation/Technology

•  Product Quality and Safety Expertise

•  Regulatory/Compliance Expertise

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  None

Former Public Company Directorships Held during the Past 5 Years:

•  None

Ms. Henricks served as Vice President, Product Development & Global Technology, and Chief Technology Officer of Caterpillar Inc., a world leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives, from 2012 to 2016. She joined Caterpillar in 1981 in an engineering role and held numerous engineering and executive roles progressing in scope and complexity. Ms. Henricks serves on the Board of Decision Sciences International Corporation and the Bradley University Engineering Advisory Committee.

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Directors Continuing in Office — Class III (Term Ending 2024)

Age 65 Director since: 2013 INDEPENDENT Committees: • Audit, Chair • Compensation	KEVIN M. FARR

Skills and Qualifications:

•  Accounting and Financial Expertise

•  Consumer/Manufacturing Industry Expertise

•  Executive Leadership Experience

•  Global Experience

•  Regulatory/Compliance Expertise

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  None

Former Public Company Directorships Held during the Past 5 Years:

•  None

Mr. Farr served as Chief Financial Officer of ChromaDex Corp., a science-based nutraceutical company, from October 2017 until August 2022. He previously served as Executive Vice President and Chief Financial Officer of Mattel, Inc., a world-wide leader in the design, manufacture, and marketing of toys and family products, from February 2000 through September 2017, and prior to that served in multiple leadership roles at Mattel, Inc. beginning in 1991. Before joining Mattel, Inc., Mr. Farr spent 10 years at Pricewaterhouse Coopers. He serves on the Board of West Los Angeles Ronald McDonald House Charities and the Board of Southern California Special Olympics.

Age 62 Director since: 2021 INDEPENDENT Committees: • Audit • Corporate Governance & Nominating	DARRYL R. JACKSON

Skills and Qualifications:

•  Accounting and Financial Expertise

•  Consumer Insights/Marketing Expertise

•  Consumer/Manufacturing Industry Expertise

•  Digital/E-Commerce Expertise

•  Executive Leadership Experience

•  Global Experience

•  Regulatory/Compliance Expertise

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  None

Former Public Company Directorships Held during the Past 5 Years:

•  None

Mr. Jackson has served as Vice President, Financial Services and Fixed Operations, of Hendrick Automotive Group, the largest privately held automotive retail organization in the United States, since March 2020 and previously served as Vice President, Financial Services, from April 2018 to March 2020, and as Director of Business Development and Strategic Initiatives from August 2015 until April 2018. Prior to joining Hendrick Automotive Group, Mr. Jackson held positions with PricewaterhouseCoopers as Director -- Advisory from 2012 until 2015 and Chrysler Financial as Chief Operating Officer in 2008. Mr. Jackson also serves as a Board Member on the North Carolina Automobile Dealers Association.

Age 53 Director since: 2021 CEO Committees: • None	MICHAEL T. SPEETZEN

Skills and Qualifications:

•  Accounting and Financial Expertise

•  Consumer/Manufacturing Industry Expertise

•  Corporate Governance Experience

•  Executive Leadership Experience

•  Global Experience

•  Innovation/Technology

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  Pentair plc

Former Public Company Directorships Held during the Past 5 Years:

•  None

Mr. Speetzen was appointed Chief Executive Officer on April 30, 2021; preceding this, he was Interim Chief Executive Officer since January 1, 2021. Mr. Speetzen joined Polaris in August 2015 as Executive Vice President and Chief Financial Officer. Prior to joining Polaris, Mr. Speetzen was Senior Vice President and Chief Financial Officer of Xylem, Inc., a leading water technology company, since 2011, when the company was formed from the spinoff of the water businesses of ITT Corporation, a worldwide manufacturing company. He joined ITT in 2009. Mr. Speetzen was responsible for the financial planning, accounting, controls, treasury, M&A activity, investor relations and strategy of Xylem Inc. Prior to joining ITT, Mr. Speetzen served as Executive Vice President and Chief Financial Officer for the StandardAero Company, a maintenance, repair and overhaul service provider, owned by the private equity firm Dubai Aerospace Enterprise. Previously, he held positions of increasing responsibility in the finance functions of Honeywell and General Electric.

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Age 61 Director since: 2007 INDEPENDENT BOARD CHAIR Committees: • Compensation • Corporate Governance and Nominating, Chair	JOHN P. WIEHOFF

Skills and Qualifications:

•  Accounting and Financial Expertise

•  Corporate Governance Experience

•  Executive Leadership Experience

•  Global Experience

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  US Bancorp

Former Public Company Directorships Held during the Past 5 Years:

•  C.H. Robinson Worldwide, Inc.

•  Donaldson Company, Inc.

Mr. Wiehoff served as the Chairman of the Board of C.H. Robinson Worldwide, Inc., a transportation, logistics and sourcing company from 2007 until May 2020, and was Chief Executive Officer of the company from May 2002 until May 2019. Prior to May 2002, he held multiple leadership roles including President and Chief Financial Officer after joining C.H. Robinson in 1992. Prior to that, Mr. Wiehoff was with Arthur Andersen LLP.

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Directors Continuing in Office — Class I (Term Ending 2025)

Age 63 Director since: 2010 INDEPENDENT Committees: • Technology & Innovation, Chair • Corporate Governance and Nominating	BERND F. KESSLER

Skills and Qualifications:

•  Consumer/Manufacturing Industry Expertise

•  Executive Leadership Experience

•  Global Experience

•  Innovation/Technology

•  Product Quality and Safety Expertise

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  None

Former Public Company Directorships Held during the Past 5 Years:

•  None

Mr. Kessler was the Chief Executive Officer of SRTechnics AG, a privately-held aircraft component and engine service provider with facilities throughout Europe, Middle East and China, from January 2008 through January 2010. He was the President and Chief Executive Officer of MTU Maintenance, a subsidiary of Aero Engines AG, an aircraft engine manufacturer, from September 2004 through October 2007 where he was an integral part of the successful initial public offering of the company on the Frankfurt Stock Exchange. Prior to September 2004, Mr. Kessler held management and executive positions for 20 years at Honeywell International, Inc. and its preceding company AlliedSignal Corp. Mr. Kessler also serves as the Chairman of ProXES GmbH, and on the Board of The Packaging Group GmbH.

Age 59 Director since: 2016 INDEPENDENT Committees: • Compensation • Technology & Innovation	LAWRENCE D. KINGSLEY

Skills and Qualifications:

•  Consumer/Manufacturing Industry Expertise

•  Corporate Governance Experience

•  Executive Leadership Experience

•  Global Experience

•  Innovation/Technology

•  Regulatory/Compliance Expertise

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  IDEXX Laboratories, Inc.

•  Mirion Technologies Inc.

Former Public Company Directorships Held during the Past 5 Years:

•  Rockwell Automation Corporation

Mr. Kingsley has served as an Advisory Director with the private equity investment firm Berkshire Partners since May 2016. He served as the Chairman and Chief Executive Officer of the Pall Corporation, a global supplier of filtration, separations and purification products, from October 2013 to October 2015 and previously served as its Chief Executive Officer and President starting in October 2011. Prior to that, he served as Chairman, President and CEO of IDEX Corporation, a developer, designer and manufacturer of fluid and metering technologies and health and science technologies, from March 2005 to August 2011. Before joining IDEX, Mr. Kingsley held management positions of increasing responsibility with Danaher Corporation, Kollmorgen Corporation and Weidmuller Incorporated. Mr. Kingsley is an Advisory Director to Berkshire Partners and also serves as a member of the board of Consolidated Precision Products, a Berkshire Partners portfolio company. Mr. Kingsley serves on the boards and is Non-Executive Chairman of both IDEXX Laboratories and Mirion Technologies. He also serves on the board and is President of the Thousand Islands Land Trust.

Age 58 Director since: 2019 INDEPENDENT Committees: • Audit • Technology & Innovation	GWYNNE E. SHOTWELL

Skills and Qualifications:

•  Consumer/Manufacturing Industry Expertise

•  Executive Leadership Experience

•  Innovation/Technology

•  Product Quality and Safety Expertise

•  Regulatory/Compliance Expertise

•  Risk Management/Oversight

•  Strategy and M&A

Other Current Public Company Directorships:

•  None

Former Public Company Directorships Held during the Past 5 Years:

•  None

Ms. Shotwell has served as President and Chief Operating Officer of Space Exploration Technologies Corp. (SpaceX), a private American aerospace manufacturer and space transportation services company, since November 2008 and previously served as Vice President, Business Development from August 2002 to November 2008. Prior to joining SpaceX, Ms. Shotwell held positions with Microcosm, Inc.’s Space Systems Division as a director, and The Aerospace Corporation as a senior project engineer. Ms. Shotwell also serves as a director of the Minerva Project.

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Director Compensation

The Compensation Committee conducts an annual review of our independent director compensation and makes a recommendation for changes, as appropriate, to the Board. For 2022, the Compensation Committee’s outside consultant, Willis Towers Watson, assessed the compensation paid to our independent directors against director compensation trends and data from our 2021 19-company peer group (described in our 2022 proxy statement). After completing its review, in consultation with Willis Towers Watson, the Compensation Committee recommended modest increases to our Board member fees and deferred stock unit grants effective April 28, 2022 to realign the Company with market median and better position our program from a competitive standpoint going forward. In addition, based on data from Willis Towers Watson, the Compensation Committee recommended an increase to the independent Chair fee to align the position with the market. The principal features of the compensation received by our independent directors are described below.

Director Fees

Mr. Speetzen, our CEO and a Board member, receives no compensation for his service as a director. Compensation for independent directors is divided into cash and stock components. We currently pay each independent director an annual director’s retainer fee, and our independent Chair and Committee Chairs receive an additional fee. Prior to 2021, the annual director retainers had remained unchanged since 2013. In addition, we pay committee members an annual fee for committee membership. Any independent director may elect to defer the receipt of all or a specified portion of the retainer and fee payments under the Polaris Inc. Deferred Compensation Plan for Directors (the Director Deferred Compensation Plan) (as described below). The fees are paid according to the following schedule:

Annual Director Fees	1/1/22 - 4/27/22	4/28/22 - 12/31/22
Board Member	$90,000	$100,000
Independent Board Chair	$160,000	$170,000
Audit Committee Chair	$20,000	$20,000
Compensation Committee Chair	$15,000	$15,000
Corporate Governance and Nominating Committee Chair	$10,000	$10,000
Technology & Innovation Committee Chair	$15,000	$15,000
Audit Committee Member	$10,000	$10,000
Compensation Committee Member	$7,500	$7,500
Corporate Governance and Nominating Committee Member	$5,000	$5,000
Technology & Innovation Committee Member	$2,500	$2,500

Director Stock Ownership Guidelines

The Board has adopted stock ownership guidelines, which provide that each independent director is expected to own, directly or indirectly, shares of our common stock, common stock equivalents and deferred stock units having a value of at least five times the amount of the annual Board member retainer ($500,000). All independent directors are expected to satisfy the stock ownership guidelines within four years following the date they are first elected to the Board. All directors are in compliance with the stock ownership guidelines.

Deferred Stock Units

In addition to the director fees, since 2007, we have granted our independent directors an annual award of deferred stock units in an amount determined by the Board. For 2022, the directors were each granted deferred stock units with a grant date fair value of $145,000. The deferred stock units are issued under our 2007 Omnibus Incentive Plan (as amended and restated April 30, 2020) (the Omnibus Plan) and are fully vested upon issuance. Upon termination of service as a director or upon an earlier change in control of our Company, each independent director will receive one share of common stock for every deferred stock unit credited to the independent director’s account. Dividend equivalents are credited to independent directors as if the deferred stock units are outstanding shares of common stock. Such dividend equivalents are deferred in the same manner as the underlying deferred stock unit and are deemed invested in additional deferred stock units.

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Deferred Compensation Plan

We maintain the Director Deferred Compensation Plan for independent directors. An independent director can defer all or a portion of the director fee payments that would otherwise be paid to him or her in cash. Prior to 2020, such deferred amounts were automatically converted into additional common stock equivalents (CSEs) based on the then fair market value of Polaris common stock. In 2019, the Board updated the Director Deferred Compensation Plan to permit independent directors to elect to defer their compensation into either CSEs or various investment options at Fidelity Investments Inc. (Fidelity) and to permit directors to diversify their current CSE balances into the investment options at Fidelity to facilitate estate and retirement planning. However, the directors are still expected to meet their stock ownership guidelines described above. Each CSE represents the economic equivalent of one share of our common stock. For CSE balances, dividend equivalents are credited to independent directors as if the CSEs are outstanding shares of common stock. Such dividend equivalents are deemed invested in additional CSEs.

As soon as practicable after an independent director’s service on the Board terminates, or such other later distribution date as elected by an independent director, he or she will receive a distribution of the deferred compensation then credited to him or her under the Director Deferred Compensation Plan. If an independent director has CSEs, then shares of our common stock equal to the number of CSEs will be distributed to the director per their deferral election. Upon separation of service from the Board, if an independent director has chosen an investment option at Fidelity, then cash will be distributed to the director per their deferral election. Upon the death of an independent director, either the shares and/or the cash will be issued to his or her beneficiary. Shares of common stock issued for CSEs and dividend equivalents are issued under the Omnibus Plan. Upon a change in control of our Company (as defined in the Director Deferred Compensation Plan), each independent director will receive a cash payment equal to the value of his or her accumulated deferred compensation.

Use of Polaris Products

We encourage each of our independent directors to use up to ten Polaris products or services of his or her choice, at no charge to gain a first-hand understanding of the riding experience of our customers and to provide the independent directors with an opportunity to evaluate product design and quality. The products used by the directors can be returned to the Company or purchased at a price greater than cost at the end of a defined usage period based upon months, miles or hours, depending upon the product line. Historically, we have sold the returned products to dealers or through auction at an amount greater than the cost of such products to the Company. In connection with this program, all directors also receive the Company’s parts, garments, accessories, and services at no cost.

2022 Director Compensation Table

The following table sets forth the compensation earned by each of our independent directors for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	(1)	Stock Awards ($)	(2)	All Other Compensation ($)	(3)	Total ($)
George W. Bilicic	110,000		144,981		6,167		261,148
Kevin M. Farr	132,500		144,981		6,885		284,366
Gary E. Hendrickson	122,500		144,981		3,834		271,315
Gwenne A. Henricks	107,500		144,981		5,384		257,865
Darryl R. Jackson	107,125		144,981		4,920		257,026
Bernd F. Kessler	117,500		144,981		0		262,481
Lawrence D. Kingsley	105,000		144,981		11,642		261,623
Gwynne E. Shotwell	107,500		144,981		4,811		257,292
John P. Wiehoff	282,500		144,981		5,570		433,050

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(1)

Directors may defer all or a portion of the fees otherwise payable to them in accordance with our Director Deferred Compensation Plan. With the exception of Messrs. Jackson and Kingsley, each of the current directors deferred all fees otherwise payable to him or her in 2022. The deferred amounts were converted into CSEs at the then current market price per share of our common stock. The aggregate number of CSEs held by each independent director as of December 31, 2022 is reflected in the “Stock Awards” column of the “Independent Directors — Outstanding Equity Awards at Fiscal Year-End” table appearing below.

(2)

On April 28, 2022, the continuing independent directors were each awarded under the Omnibus Plan 1,485 deferred stock units, each with a value equal to one share of our common stock. The grant date fair value for these deferred stock units was $97.63 per unit and is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718) based on the closing market price of our common stock on the award date. The aggregate number of deferred stock units and CSEs held by each independent director as of December 31, 2022 is reflected in the “Stock Awards” column of the “Independent Directors — Outstanding Equity Awards at Fiscal Year-End” table appearing below.

(3)

The following table provides more information on the type and amount of benefits included in the All Other Compensation column.

Name	Perquisites ($)	(a)	Gross Up on Perquisites ($)	(b)	Total ($)
George W. Bilicic	3,500		2,667		6,167
Kevin M. Farr	3,907		2,978		6,885
Gary E. Hendrickson	2,176		1,658		3,834
Gwenne A. Henricks	3,055		2,329		5,384
Darryl R. Jackson	2,792		2,128		4,920
Bernd F. Kessler	0		0		0
Lawrence D. Kingsley	6,607		5,035		11,642
Gwynne E. Shotwell	2,730		2,081		4,811
John P. Wiehoff	3,161		2,409		5,570
(a)

The value shown includes the cost to the Company for Polaris parts, garments, accessories, and services, including those marketed by Transamerican Auto Parts, and the cost of the use of Polaris products. The products used by our directors are either returned to the Company or purchased at a price greater than cost at the end of the defined usage period. We sell the returned products to dealers or through auction at an amount greater than cost of such products to the Company. The amount included is the imputed value based on the estimated fair market value of the use of the unit (or units) for the period of time that the unit was in the director’s possession.

(b)

This amount represents tax gross-ups on the use of Polaris products and related parts, garments, and accessories, including those marketed by Transamerican Auto Parts.

Independent Directors — Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of shares of common stock underlying outstanding stock awards for each of the independent directors as of December 31, 2022.

Name	Stock Awards	(1)
George W. Bilicic	13,495
Kevin M. Farr	13,673
Gary E. Hendrickson	31,913
Gwenne A. Henricks	19,135
Darryl R. Jackson	1,513
Bernd F. Kessler	38,999
Lawrence D. Kingsley	15,446
Gwynne E. Shotwell	10,295
John P. Wiehoff	67,636
(1)

Includes CSEs awarded to directors under the Director Deferred Compensation Plan, deferred stock units awarded under the Omnibus Plan and the accompanying dividend equivalent units credited on each form of award.

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Compensation Discussion and Analysis

The Compensation Discussion and Analysis (CD&A) describes our compensation objectives and policies and the compensation awarded to our Named Executive Officers (NEOs) for 2022. Our NEOs for 2022 are:

Name	Title
Michael T. Speetzen	Chief Executive Officer
Robert P. Mack	Chief Financial Officer and Executive Vice President – Finance and Corporate Development
Kenneth J. Pucel	Executive Vice President – Global Operations and Chief Technology Officer
Steven D. Menneto	President – Off Road
Stephen L. Eastman	President – Parts, Garments and Accessories (PG&A) and Aftermarket

Executive Summary

Compensation Philosophy

Our executive compensation is based on a pay for performance philosophy that aligns executive compensation decisions with our corporate strategy. The goal is to provide executives with competitive compensation opportunities and actual pay outcomes that reward superior company and individual executive performance. In addition, our program is designed to attract, motivate, and retain highly qualified executives to achieve annual and long-term goals that create shareholder value and align with shareholder interests through a combination of base salary, annual incentives and long-term incentives with explicit financial metrics. We generally target market median for base salary and above market median for annual and long-term incentives such that the resulting pay percentile reflects our market competitive performance percentile. Our program, by design, places an emphasis on performance-based variable compensation as the largest percentage of total direct compensation for our executives. The primary objectives and priorities of the compensation program for our NEOs are the following:

We believe that our compensation policies and practices are designed to mitigate compensation-related risks to the Company’s long-term performance, ethical standards and reputation. The following table illustrates some of those policies and practices.

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What We Do		What We Don’t Do
✔	Majority of executive pay is performance-based and not guaranteed	✘	No hedging of stock by directors or executives, limited ability to pledge
✔	Appropriate balance between short-term and long-term compensation to discourage short-term risk taking	✘	No excise tax gross-ups upon a change in control
✔	“Double trigger” change in control and termination of employment provisions	✘	No payment of dividends or dividend equivalents on unearned or unvested RSUs
✔	Rigorous stock ownership guidelines: CEO must own 7x his base salary; CFO and EVPs must own 4x base salary, and all other officers must own 2x base salary	✘	No repricing of underwater stock options
✔

Clawback policy allows recovery of cash- or equity-based incentive compensation payments upon occurrence of certain financial restatements or certain misconduct in accordance with the terms of the policy

✔	Varied quantitative performance measures
✔	Executive sessions following each Compensation Committee meeting

Compensation Program Design

We have designed an executive compensation program that is significantly weighted towards long-term goals. This approach aids us in the retention of executive officers and helps assure that the interests of our executive officers and shareholders are aligned. Although the program emphasizes performance-based and equity-based compensation as a percentage of total direct compensation (base salary and annual and long-term incentives), we do not have specific policies governing the allocation of the total direct compensation opportunity among its various components. Below we illustrate the key tenets of our compensation program and percentage of the 2022 target total direct compensation opportunity for Mr. Speetzen and the other NEOs as a group represented by each compensation component:

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TARGET TOTAL DIRECT COMPENSATION

Total Annual Cash			Long-Term Incentives		
Base Salary	⊕ Annual Incentives	⊕	Stock Options (50%)	⊕ PRSUs (25%)	⊕ RSUs (25%)

2022 TARGET TOTAL DIRECT COMPENSATION
(MR. SPEETZEN)

13%
Base Salary
17%
Annual Incentive
70%
Long-term Incentives
69%
At-Risk*

2022 TARGET TOTAL DIRECT COMPENSATION
(AVERAGE OF OTHER NEOs)

21%
Base Salary
21%
Annual Incentive
58%
Long-term Incentives
64%
At-Risk*

** At-risk compensation does not include base salary or restricted stock units (RSUs).*

Plans are significantly weighted to performance-based, long-term objectives
At-risk compensation of 69% for CEO and 64% on average for other NEOs

Our performance-based compensation plans encompass key performance metrics:

- ✔ Earnings Per Share
- ✔ Return on Invested Capital
- ✔ Revenue Growth
- ✔ Net Income
- ✔ EBITDA Margin (NEW for 2022)
- ✔ EBITDA (NEW for 2022)
- ✔ Total Shareholder Return

2022 Performance Highlights(1)

Our performance highlights from 2022 demonstrate how we continue to successfully execute our strategy.

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2022 Key Compensation Decisions

Consistent with our compensation philosophy of paying for performance, our compensation programs closely link pay and performance. The following are the key compensation actions taken during 2022:

Base Salary	Increases for the CEO of 3.9% and other NEOs ranging from 3.7% to 16.1% based on individual performance, with consideration given to applicable market data.
Annual Incentive Plan

Actual incentive payouts for 2022, as a percentage of eligible wages, ranged from 120.0% to 150.5% of target. For purposes of compensation planning, the Company was determined to have achieved Compensation EPS of $10.60 under the Senior Executive Annual Incentive Compensation Plan (SEP), warranting payouts of an annual cash incentive to each of our NEOs. In 2022, for certain Global Business Unit leaders (including two of our NEOs), 30% of the annual incentive payout was based on Global Business Unit performance and other qualitative performance factors.

Stock Options

Stock options were granted to NEOs, which generally vest in three equal installments on the first, second and third anniversaries of the January 26, 2022 grant date. The options have an exercise price of $111.32, which was the closing price of a share of our common stock on the date of grant.

Performance Restricted Stock Units (PRSUs)

2020-2022 PRSU Awards: The Company’s PRSU awards for the 2020-2022 performance period paid out at 168.1% of target. The 2020–2022 PRSUs were based on target performance objectives for adjusted net income of $598 million, adjusted revenue of $6,943 million, and relative TSR rank of the 50th percentile. The Company was determined to have achieved maximum levels for adjusted revenue and adjusted net income, and below target but above minimum for relative TSR, resulting in a total payout above the target payout. The Company’s PRSU awards for the 2020–2022 performance period were also subject to achievement of an adjusted return on invested capital (ROIC) goal of 12% before any payout could be received under the net income or revenue metrics. The Company achieved an adjusted ROIC for 2022 of 29.6%.

2022-2024 PRSU Awards: The Compensation Committee granted NEOs PRSU awards for the 2022-2024 performance period with target performance objectives for adjusted revenue of $8,860 million, EBITDA Margin percentage at 13.5%, EBITDA at $1,196 million and relative TSR rank of the 50th percentile, subject to achievement of an adjusted ROIC goal of 12% before any payout can be received under the EBITDA Margin or revenue metrics.

Restricted Stock Units (RSUs)

To provide stability to the total compensation package and a service-based benefit for the Company, while maintaining a focus on stock growth, RSU awards were granted to our NEOs that generally vest in full on January 26, 2025.

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Return to Shareholders

The following table compares our annualized total shareholder return (TSR) to that of our 2022 Peer Group listed on page 41 (this is not the same peer group used for our Pay Versus Performance disclosure):

Percentile	Annualized Total Shareholder Return(1)
	1-Year	3-Year	5-Year
25th Percentile(2)	-26%	-1%	-3%
Median(2)	-9%	5%	3%
75th Percentile(2)	3%	12%	9%
Polaris Inc.	-6%	2%	-2%
Polaris Percent Rank	62%	38%	33%
(1)

1-Year, 3-Year and 5-Year Total Shareholder Return are annualized total shareholder rates of return reflecting the stock price appreciation plus reinvestment of dividends, as of December 31, 2022.

(2)

These percentiles represent Total Shareholder Return of the members of our 2022 Peer Group listed on page 41.

Our 2022 Say on Pay Results

In making compensation decisions, the Compensation Committee generally considers the results of the Company’s annual shareholder advisory votes approving the Company’s named executive officer compensation, including the most recent advisory vote. Shareholders approved the Company’s Say on Pay proposal at our 2022 Annual Meeting of Shareholders with 93.0% of the votes cast (excluding abstentions) in favor of the compensation paid to our NEOs. The Compensation Committee maintained a consistent approach from the prior year to the Company’s compensation policies and programs in 2022 based on the strong shareholder support received at the 2022 Annual Meeting of Shareholders.

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Executive Compensation Program Components

Compensation Type	Compensation Component	Purpose	Key Features
Fixed	Base Salary	• Provide a fixed level of compensation on which executive officers can rely
•

Salary levels are reviewed and adjusted as appropriate by the Compensation Committee annually based on a general assessment of many factors, including:

–

Level of responsibility

–

Experience and time in position

–

Individual performance

–

Market data

–

Future potential

–

Salary level relative to market median for most applicable comparator job

–

Internal pay equity consideration

Variable	Annual Cash Incentive	• Provide explicit incentives based on the degree of achievement of annual earnings per share objectives • Link pay to performance • Align performance objectives with interests of our shareholders
•

Target incentive opportunity expressed as a percentage of executive officer’s base salary, based on responsibilities of position, expected level of contribution and consideration of market data

•

Maximum potential payouts based on attainment of a specified level of financial performance

•

For 2022 awards, actual payouts may vary based on the degree to which financial performance objectives are achieved and on consideration of other Company, business unit and individual performance factors, as determined by the Compensation Committee

Long-Term Incentives (Including Stock Options, PRSUs and RSUs)
•

Provide executive officers with incentives to achieve multi-year financial and operational objectives

•

Link pay to financial, operational and stock price performance

•

Align executive officers’ interests with the interests of our shareholders

•

Assist in retention of key executives

•

PRSUs are earned based on the degree to which specified financial objectives are attained over a three-year performance period

•

Target incentive opportunity based on responsibilities of position, expected level of contribution and consideration of market data

•

Stock options provide value to executive officers only if stock price increases over the stock option term, generally ten years

•

RSUs may vest upon completion of a specified period of employment

•

All grants are approved by the Compensation Committee

•

Actual earned PRSUs are determined by the Compensation Committee

Other	Benefits and Perquisites
•

Provide an overall compensation package that is competitive with those offered by companies with whom we compete for executive talent

•

Provide a level of retirement income and promote retirement savings in a tax-efficient manner

•

Participation in 401(k) plan and health and welfare plans generally made available to our employees as well as supplemental medical and dental coverage through BeniComp

•

Executive officers may participate in a non-qualified supplemental retirement savings plan and will receive an employer match up to 5% on base salary and SEP deferral contributions when their 401(k) participation has been limited by IRS annual contribution rules

•

Only perquisites that are highly prevalent in the market are made available, and are not key drivers to the overall competitiveness of total compensation

•

Perquisites described on page 48

Severance and Change in Control Arrangements
•

Enable executive officers to evaluate potential transactions focused on shareholder interests

•

Provide continuity of management

•

Provide a bridge to next professional opportunity in the event of an involuntary termination

•

Double-trigger change in control severance arrangements

•

Double-trigger accelerated vesting of equity awards upon change in control

•

Severance for termination by the Company without cause or for good reason resignation

•

Non-compete and non-solicitation restrictions following termination of employment

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Determining Executive Compensation

Compensation Committee Process

The Compensation Committee is responsible for the review and approval of all aspects of our executive compensation program. The Compensation Committee meets in January or February of each year to: (i) establish the annual base salary and annual incentive compensation opportunity for each of the executive officers for the current year; (ii) determine the actual annual incentive compensation to be paid to each executive officer for services provided during the prior year; (iii) establish plan targets and performance measures for the one-year performance period for the annual incentive and three-year performance period beginning on January 1 of the current year for PRSUs; (iv) determine the number of PRSUs earned, if any, under the long-term incentive program for the three-year performance period ended on the immediately preceding December 31st; and (v) determine stock option awards, RSU awards and any other equity-based awards to be granted to executive officers.

When making individual compensation decisions for the executive officers, the Compensation Committee takes many factors into account. These factors generally include subjective and objective considerations of each individual’s skills, performance and level of contribution towards desired business objectives and global business unit targets (when applicable), our overall performance, retention concerns, the individual’s tenure and experience with our Company and in his or her current position, the recommendations of management, the individual’s current and historical compensation, the Compensation Committee’s compensation philosophy, and comparisons to other comparably situated executive officers (both those of the Company and those of the peer group companies). The Compensation Committee’s process uses input, analysis and review from a number of sources, including our management, other independent directors of the Board, the Compensation Committee’s independent compensation consultant (Willis Towers Watson), and market studies and other comparative compensation information as discussed below.

The Compensation Committee uses this information in conjunction with its own review of the various components of our executive compensation program to determine the base salary and annual and long-term incentive targets and opportunities of the executive officers as a group and individually.

Role of Executive Officers in Determining Compensation

The Compensation Committee meets with our CEO and Chief Human Resources Officer (CHRO) annually to review the performance of our other executive officers. The meeting includes an in-depth review of each executive officer, achievement of individual performance objectives established at the beginning of the year, and individual contributions towards achievement of our business goals.

The Compensation Committee considers input from our CEO, CFO, and CHRO when developing and selecting metrics and performance objectives for our SEP and long-term incentive program, and evaluating performance against such pre-established metrics and objectives. The Compensation Committee also receives recommendations from our CEO, with the assistance of our CHRO (for executive officers other than himself), regarding base salary amounts, annual incentive award amounts and equity-based performance incentive awards for our other executive officers. In determining the CEO’s compensation, the Compensation Committee considers performance, comparative compensation information, and input from its independent compensation consultant.

Role of the Independent Compensation Consultant

Willis Towers Watson attends substantially all Compensation Committee meetings and provides the Compensation Committee with an annual compensation market analysis for the executive officers and directors; makes recommendations on the executive pay programs; reviews, participates and comments on executive and board compensation matters; and provides updates on regulatory changes in compensation related issues and other developments and trends in executive compensation, including the SEC’s new Pay Versus Performance disclosure rules.

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Market Competitiveness Review

Our compensation consultant and the Compensation Committee periodically review the composition of the peer group of companies about which competitive compensation data is obtained. The peer group is established each July and is used generally for purposes of setting compensation for the following year. The criteria used to select the peer group of companies includes limiting the peer companies to several relevant Global Industry Classification Standard sectors and then considering company size (revenue and number of employees), market capitalization, industry, and business model.

In connection with the 2022 compensation planning, the Compensation Committee, with the guidance of Willis Towers Watson, reviewed the composition of the peer group and maintained the same peer group from the previous year. The companies comprising the peer group used to establish the 2022 compensation of the executive officers are listed below:

2022 PEER GROUP

AGCO Corporation	Harley-Davidson, Inc.	Pentair plc
BorgWarner Inc.	Hasbro, Inc.	Snap-On Incorporated
Brunswick Corporation	LKQ Corporation	Stanley Black & Decker, Inc.
Dana Incorporated	Mattel, Inc.	The Timken Company
Donaldson Company, Inc.	Oshkosh Corporation	The Toro Company
Dover Corporation	Parker-Hannifin Corporation	Thor Industries, Inc.
Flowserve Corporation

Both management and the Compensation Committee believe that the peer group of 19 companies (the Peer Group) provided a robust statistical set of comparison data to serve as an initial factor for comparative purposes for 2022 compensation decisions. In connection with the compensation decisions made for 2022, Willis Towers Watson utilized data from the Willis Towers Watson 2021 General Industry Executive Compensation Database and our Peer Group companies in the market review.

The following table summarizes our scale relative to our 2022 industry peer group as of December 31, 2022.

2022 PEER GROUP COMPARISON

	Revenue ($)	(1)	Market Cap ($)	(2)	Employees (#)
25th Percentile	$4,680		$5,495		13,400
Median	$6,810		$7,400		19,000
75th Percentile	$12,870		$11,445		39,300
Polaris	$8,589		$5,854		16,200
Polaris Percentile	63%		29%		40%
(1) Revenue reflected the most recent fiscal year-end. (2) As of December 31, 2022.

The reports furnished by Willis Towers Watson provide the Compensation Committee with market information at the 25th, median, and 75th percentiles for each executive officer position and pay component, and for total direct compensation, and compare the actual and target compensation provided and intended to be provided to each executive officer to the market amounts, which consider both the peer group data and the data contained in the surveys. This market information is an important element reviewed by the Compensation Committee, which generally intends to target base salaries for our executive officers at the market median for comparable positions as set forth in the report. The elements of annual and long-term incentive opportunities of total direct compensation are based on responsibilities of position, expected level of contribution and consideration of market data. Target annual incentive opportunity for our NEOs in 2022 ranged from 100% to 125%, as a percentage of base salary. The Compensation Committee can and does, however, use discretion to adjust a component of pay, or total direct compensation generally, above or below these ranges to recognize the specific circumstances and performance of individual executive officers.

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2022 Compensation Decisions

2022 Base Salaries

The Summary Compensation Table on page 51 sets forth the actual base salary earned by each of our NEOs during 2022. Base salary increases in 2022 were based on individual performance and were generally implemented to maintain market competitiveness.

The following table reflects the annual base salary rates as established by the Compensation Committee for our NEOs in January 2022. Base salary rates typically go into effect April 1st of each year.

Name	2021 Annualized Base Salary	2022 Annualized Base Salary	Percentage Increase (%)
Michael T. Speetzen	1,035,000	1,075,000	3.9
Robert P. Mack	575,000	650,000	13.0(1)
Kenneth J. Pucel	723,000	749,751	3.7
Steven D. Menneto	560,000	650,000	16.1(1)
Stephen L. Eastman	500,000	575,000	15.0(1)
(1) With respect to Messrs. Mack, Menneto and Eastman, the Committee considered a range of data, including market data to align their respective base salaries with market median for their positions.

2022 Annual Incentive Compensation

Overview

Our NEOs and other members of senior management selected by the Compensation Committee are eligible to earn annual cash incentive compensation under our SEP. Cash incentives to participants in the SEP are generally payable only if and to the degree we achieve annual financial performance objectives determined by the Compensation Committee. The performance objectives are based on one or more business criteria specified in the SEP.

Bonuses for Fiscal 2022 Performance

As in 2021, the Compensation Committee selected adjusted earnings per diluted share (Adjusted EPS) as the sole performance metric for determining payout of the 2022 annual cash incentive award. Adjusted EPS is determined by adjusting GAAP EPS for: discontinued operations; adjustments for corporate restructuring, network realignment costs and supply chain transformation; amortization expense for acquisition-related intangible assets; and adjustments for class action litigation-related expenses. The Adjusted EPS metric was chosen because it is a well-understood financial measure communicated in the public disclosure of our financial results, is used in determining payouts under our broad-based annual profit sharing plan, and is believed to significantly influence our stock price performance. In 2022, Compensation EPS was determined by adjusting Adjusted EPS under pre-established guidelines to account for certain legal settlements.

For 2022, the Compensation Committee also determined that for global business unit (GBU) leaders, including Messrs. Menneto and Eastman, 30% of their incentive awards under the SEP would be based on a business unit performance component. 2022 was the third year the Compensation Committee applied a GBU component in evaluating certain executives (including Messrs. Menneto and Eastman).

For 2022, as in 2021, the Compensation Committee decided that the GBU component would be evaluated based on four categories, weighted equally: revenue; gross profit percentage; gross profit dollars; and management discretion. The management discretion component was based on financial resources management (for example, expenses, tooling and capital budgets, etc.) and other factors consistent with Polaris’ Guiding Principles--Best Team, Best Culture; Safety and Ethics Always; Environmental Sustainability; and Customer Loyalty.

For 2022, the target payouts under the SEP expressed as a percentage of eligible wages were set by the Compensation Committee at 125% for Mr. Speetzen (an increase of 5 percentage points over 2021 reflective of market data), and 100% for Messrs. Mack, Pucel, Menneto, and Eastman. The percentage used for each NEO was based on the respective NEO’s level of responsibility and expected level of contribution and the Compensation Committee’s general intention to target annual incentive compensation between the market median and the 75th percentile levels for comparable positions when key financial targets are achieved.

In evaluating whether and to what degree to approve payments under the SEP, the Compensation Committee gives primary consideration to the level of achievement of performance metrics it selects for inclusion in a performance matrix.

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In determining the Company’s 2022 performance for purposes of the performance matrix, the Compensation Committee used the Company’s Compensation EPS of $10.60, which was approximately 3.5% above target level performance of $10.24 in the performance matrix for 2022.

The estimated threshold, target and maximum payments under the SEP for 2022 are reflected in the “Estimated Potential Payouts Under Non-Equity Incentive Plan Awards” column in the Grants of Plan-Based Awards in 2022 table on page 53. At threshold, the payout is 20% of eligible wages. At target, the payout range is 100 to 125% of eligible wages. At maximum, the payout range is 200 to 250% of eligible wages. The amounts actually paid in connection with the SEP are set forth in the “Non-Equity Incentive Plan Compensation” column of the 2022 Summary Compensation Table on page 51.

Consistent with our pay-for-performance philosophy, the Compensation Committee sets challenging objectives for Adjusted EPS. In 2022, the target Adjusted EPS performance goal was set approximately 13% higher than the amount achieved in 2021. The final 2022 performance levels and Compensation EPS, determined as described above, that were incorporated into the matrix are summarized in the following table:

Adjusted EPS
Threshold	$8.19
Target	$10.24
Maximum	$11.26
Compensation EPS	$10.60

The Compensation Committee considered a number of factors in arriving at its final decision for 2022 SEP payouts, including:

•

The Company’s record sales and earning performance.

•

The NEOs’ contributions in managing significant operational and supply chain disruptions, balancing manufacturing and labor constraints with high customer demand, promoting a culture of safety, ethics and compliance throughout the organization, and strong performance by each NEO against the Company’s Guiding Principles and Performance Priorities.

The following table shows the suggested payout as a percentage of earned salary derived from the performance matrix at a determined Compensation EPS final result of $10.60, the actual payout as a percentage of eligible annual wages, and the actual amount paid in March 2023 under the SEP for each of our NEOs.

Name	Suggested Payout as % of Base Salary	(3)	Actual Incentive Payout as a % of Base Salary	Actual Incentive Amount Paid ($)
Michael T. Speetzen	150.5		150.5	1,603,057
Robert P. Mack	120.4		120.4	760,372
Kenneth J. Pucel	120.4		120.4	894,772
Steven D. Menneto(4)	120.2		120.2	754,580
Stephen L. Eastman(4)	120.0		120.0	667,813
(3)

Based upon a target percentage of base salary, the Company’s EPS performance, and a payout curve tied to grade level.

(4)

30% of payouts for Messrs. Menneto and Eastman were based upon GBU performance as described more fully above.

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2022 Long-Term Incentive Compensation

Overview

Annual long-term incentive compensation emphasizes performance-based equity vehicles, generally consisting of annual awards of stock options, RSUs, and PRSUs. From time to time, supplemental equity awards are granted on a selective and limited basis, generally in connection with promotions, individual outstanding performance and ability to effect desired performance results, hiring of new executives and retention situations. All equity-based awards are granted under our Omnibus Plan.

The Compensation Committee has chosen to provide a mix of stock options, PRSUs, and RSUs for its annual long-term incentive equity awards because it believes such a combination effectively aligns the financial interest of our executive officers with those of our shareholders.

The 2022 long-term incentive awards granted to our NEOs were allocated 50% to stock options, 25% to PRSUs, and 25% to RSUs.

2022 Stock Option Awards

Stock option awards granted under the Omnibus Plan during 2022 to our NEOs generally vest in three equal installments on the first, second and third anniversaries of the January 26, 2022 grant date and have an exercise price of $111.32, which was the fair market value of a share of our common stock on the date of the grant. Each option has a 10-year term.

In addition to the scheduled vesting, options granted to executives in 2022 vest as follows:

•

Change in Control. Each outstanding unvested option will become immediately vested and exercisable in full only if the option is not continued, assumed or replaced or if the NEO is terminated without cause or terminates his or her employment for good reason within one year of the event.

•

Retirement. Each vested option will remain exercisable for the full term of the option and the unvested portion of the option will vest immediately and will remain exercisable for the full term of the option, provided that the grant occurred at least 12 months prior to the retirement date and notice of retirement was given to the Company at least one-year in advance.

•

Death or Disability. The unvested portion of the option will vest immediately and all options will remain exercisable for one year following the death or disability event.

•

Any Other Termination of Employment. Vested options are exercisable for 30 days after employment ends and unvested options are forfeited.

Our stock option grant practices for executive officers are designed to ensure that the stock option awards approved by the Compensation Committee at its January meeting will have an effective date occurring after the release of year-end financial results. We do not engage in the backdating, cancellation or repricing of stock options and have not engaged in such practices in the past.

The number of shares subject to each NEO’s 2022 stock option award is as follows:

Named Executive Officer	Number of Shares Subject to Stock Option
Michael T. Speetzen	81,078
Robert P. Mack	23,971
Kenneth J. Pucel	33,841
Steven D. Menneto	23,971
Stephen L. Eastman	19,741

Performance Restricted Stock Unit Awards (PRSUs)

PRSU awards are made to each of our NEOs pursuant to the Omnibus Plan. The PRSU awards will generally be earned to the degree that we achieve performance objectives specified by the Compensation Committee at the beginning of a three-year performance period. The performance objectives are based on one or more business criteria or other metrics approved by the Compensation Committee. In establishing our performance goals, the Compensation Committee may provide that adjustments will be made for specified unusual events such as acquisitions, dispositions, restructurings and certain legal settlements.

Each PRSU will be paid out in the form of one share for each PRSU determined by the Compensation Committee to have been earned and vested over the applicable performance period.

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In addition to the scheduled vesting, PRSUs granted to executives in 2022 vest as follows:

•

Change in Control. A pro rata portion of the PRSUs will vest at target on a change in control if the PRSUs are not continued, assumed or replaced or if the NEO is terminated without cause or terminates his or her employment for good reason within one year of the event.

•

Retirement. A pro rata portion of the earned PRSUs will vest on the scheduled vesting date if an executive retires, provided that the grant occurred at least 12 months prior to the retirement date and notice of retirement was given to the Company at least one-year in advance.

•

Involuntary Termination. A pro rata portion of the earned PRSUs will vest on the scheduled vesting date if an executive’s employment is terminated due to an involuntary termination with the Company (other than for cause).

•

Death or Disability. A pro rata portion of the earned PRSUs will vest on the scheduled vesting date if the executive’s employment is terminated due to death or a qualifying disability.

In 2020, the Compensation Committee modified the outstanding 2019 and 2020 PRSU agreements to provide for pro rata vesting upon death and a qualifying disability. Prior to this change, outstanding PRSUs were forfeited upon an NEO’s death or disability. The Compensation Committee made this change to bring the program more in line with market practice based upon market data provided by Willis Towers Watson and for consistency across long-term incentive awards.

The pro rata portion for these vesting events is determined by multiplying the number of units that would otherwise have been determined to vest by a fraction where the numerator is the number of full calendar months during the performance period prior to the executive’s employment termination date and where the denominator is 36.

2022-2024 PRSUs

PRSUs granted in 2022 may be earned for the 2022-2024 performance period based on level of achievement against the performance objectives and adjustments specified at the beginning of the performance period. All earned PRSUs will either vest and be paid out in the form of one share for each earned and vested PRSU or, if elected by the executive officer, deferred pursuant to the Polaris Industries Inc. Supplemental Retirement/Savings Plan (SERP).

In 2022, the Compensation Committee selected total shareholder return relative to the Company’s peer group (Relative TSR), EBITDA Margin, EBITDA, and Revenue Growth as the metrics for the PRSU awards, with achievement of an adjusted ROIC percentile required before any payout under the EBITDA Margin and Revenue metrics are permitted. Relative TSR for the Company or any member of the peer group during the performance period means the cumulative total shareholder return during the performance period on the applicable company’s common stock as measured by the change in the company’s stock price from the beginning of the performance period to the end of the performance period and takes into account the assumed reinvestment of all dividends paid during the performance period. The beginning stock price for a company will be the weighted average closing sales price as reported on the national securities exchange on which it trades during the period of November 1, 2021 through December 31, 2021. The ending stock price for a company will be the weighted average closing sales price as reported on the national securities exchange on which it trades during the period of November 1, 2024 through December 31, 2024.

For the 2022 PRSU awards, the following tables summarize the PRSU threshold, target, and maximum performance metric levels. Payouts for each NEO would be 200% of target for maximum (or greater) performance, and performance below threshold would result in no PRSUs vesting and consequently, no equity would be issued under this award.

2022-2024 PRSU PERFORMANCE METRICS

	Weight of Metric	Threshold(1)	Target(1)	Maximum(1)
Adjusted EBITDA Margin* (in %)	25%	$11.9	$13.5	$14.6
Adjusted EBITDA (in millions)	25%	$780	$1,196	$1,368
Revenue* (in millions)	25%	$5,951	$8,860	$9,371
Relative TSR (percentile)	25%	25th	50th	≥90th
*

The Company is required to achieve an adjusted ROIC of 12% before any payout under the EBITDA Margin or Revenue metrics is permitted under the PRSUs.

(1)

The original Threshold, Target and Maximum performance metrics were established prior to the TAP divestiture in 2022 as $780 million, $1,318 million and $1,508 million, respectively, for EBITDA, and $6,558 million, $9,764, and $10,327, respectively, for Revenue, but will be considered on an adjusted basis by the Committee when evaluating post-TAP financial results to determine actual performance and payout. The awards were not modified as part of this process.

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2022-2024 PRSU PERFORMANCE PERIOD PAYOUTS

Name	Threshold Stock Units (#)	Target Stock Units (#)	Maximum Stock Units (#)
Michael T. Speetzen	1,291	12,914	25,828
Robert P. Mack	382	3,818	7,636
Kenneth J. Pucel	539	5,390	10,780
Steven D. Menneto	382	3,818	7,636
Stephen L. Eastman	315	3,145	6,290
2021-2023 PRSUs

PRSUs granted in 2021 may be earned during the course of the 2021-2023 performance period based on the level of achievement against the performance objectives and adjustments specified at the beginning of the performance period. In 2021, the Compensation Committee selected Net Income, Revenue, and Total Shareholder Return relative to the Company’s peer group (Relative TSR) as the metrics for the PRSU awards, with the achievement of an adjusted ROIC percentile required before any payout under the Net Income or Revenue metric is permitted. Relative TSR will be based upon the 2021 peer group.

2021-2023 PRSU PERFORMANCE METRICS

	Weight of Metric	Threshold(1)	Target(1)	Maximum(1)
Net Income* (in millions)	50%	$191	$716	$754
Revenue* (in millions)	25%	$5,531	$7,698	$8,138
Relative TSR (percentile)	25%	25th	50th	≥90th
*

The Company is required to achieve an adjusted ROIC of 12% before any payout under the Net Income or Revenue metrics is permitted under the PRSUs.

(1)

The original Threshold, Target and Maximum performance metrics were established prior to the TAP divestiture in 2022 as $191 million, $719 million and $758 million, respectively, for Net Income, and $5,531 million, $8,613, and $9,105, respectively, for Revenue, but will be considered on an adjusted basis by the Committee when evaluating post-TAP financial results to determine actual performance and payout. The awards were not modified as part of this process.

2020-2022 PRSUs

The Company’s PRSU awards for the 2020–2022 performance period paid out at 168.1% of target. The 2020–2022 LTIP was based on target performance objectives established at Adjusted Net Income of $598 million, Adjusted Revenue of $6,943 million, and a Relative TSR rank at the 50th percentile, with achievement of an adjusted ROIC of 12% required before any payout under the Net Income or Revenue metric was permitted.

For purposes of calculating the Adjusted Net Income component, the Compensation Committee adjusted for the 2022 divestiture of our Transamerican Auto Parts business.

Relative TSR was based upon the 2020 peer group. The Company achieved maximum for Revenue and Net Income, and below target for Relative TSR, resulting in a payout above the target payout level. The amounts received by the NEOs are summarized in the Option Exercises and Stock Vested in 2022 table on page 57.

2020-2022 PRSU PERFORMANCE METRICS

	Weight of Metric	Threshold(1)	Target(1)	Maximum(1)	Actual Results	Percent of Total Payout Earned (%)
Net Income (in millions)*	50%	$170	$598	$629	$637(2)	100
Revenue (in millions)*	25%	$5,414	$6,943	$7,348	$8,589	50
Relative TSR (percentile)	25%	25th	50th	≥90th	36.1%	18.1
*

The Company is required to achieve an adjusted ROIC of 12% before any payout under the Net Income or Revenue metrics is permitted under the PRSUs.

(1)

The original Threshold, Target and Maximum performance metrics were established prior to the TAP divestiture in 2022 as $170 million, $599 million and $631 million, respectively, for Net Income, and $5,414 million, $7,852, and $8,309, respectively, for Revenue, but were considered on an adjusted basis by the Committee when evaluating post-TAP financial results to determine actual performance and payout. The awards were not modified as part of this process.

(2)

Net Income was determined by adjusting Adjusted Net Income under pre-established guidelines to account for certain legal settlements.

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2022 Restricted Stock Unit Awards

RSUs awarded to our NEOs during 2022 were granted under the Omnibus Plan and generally vest in full on January 26, 2025. No dividend equivalents are paid on the RSUs.

In addition to the scheduled vesting, RSUs granted to executives in 2022 vest as follows:

•

Change in Control. Each outstanding RSU will become immediately vested and exercisable in full only if the RSU is not continued, assumed or replaced or if the NEO is terminated without cause or terminates his or her employment for good reason within one year of the event.

•

Retirement. Each RSU will continue to vest for the full term of the RSU, provided that the grant occurred at least 12 months prior to the retirement date and notice of retirement was given to the Company at least one-year in advance.

•

Death or Disability. Unvested RSUs will continue to vest for the full term of the RSU after an executive’s death or a qualifying disability.

•

Any Other Termination of Employment. Unvested RSUs are forfeited.

In 2020, the Compensation Committee modified the outstanding 2019 and 2020 RSU agreements to provide for continued vesting upon retirement, death or a qualifying disability. Prior to this change, outstanding RSUs were forfeited upon an NEO’s termination or retirement (other than upon a change in control). The Compensation Committee made this change to bring the program more in line with market practice based upon market data provided by Willis Towers Watson and to align the terms of the various grant agreements.

The number of shares subject to each NEO’s 2022 RSU awards is as follows:

Named Executive Officer	2022 RSUs Granted
Michael T. Speetzen	12,914
Robert P. Mack	3,818
Kenneth J. Pucel	5,390
Steven D. Menneto	3,818
Stephen L. Eastman	3,145

Other Executive Compensation Arrangements, Policies and Practices

Retirement Benefits

We sponsor a qualified 401(k) Plan in which our NEOs may participate on the same general basis as our employees, and which allows participants to make plan contributions on a pre-tax basis and to which we make Company-matching contributions dollar-for-dollar with employee contributions up to 5% of covered compensation.

We have also adopted a SERP intended to increase contributions limited by the application of the IRS 401(k) annual compensation limit. Additionally, participation in the SERP offsets ESOP contributions generally provided to our non-executive employee population. The SERP provides executives who participate in the 401(k) Plan, including the NEOs, with the opportunity to defer up to 100% of their base salary, up to 100% of amounts payable under the SEP, and PRSU and RSU awards by making contributions to the SERP. Typically, base salary and SEP deferral contributions are matched by the Company as if they had been made under the 401(k) Plan on a dollar-for-dollar basis up to 5% of covered compensation. The SERP assists executives in accumulating funds on a tax-advantaged basis for retirement and is consistent with observed competitive practices of similarly situated companies.

We do not maintain a defined benefit pension plan or a defined benefit supplemental pension plan for our executive officers or non-executive employee population.

We do, however, provide certain benefits and perquisites to NEOs upon a qualifying retirement. These benefits and perquisites include:

•

Medical insurance coverage or cash equivalent for retirees and their spouses from age 55 to 64 with coverage coinciding with Medicare Part B on and after age 65;

•

Dental insurance coverage for retirees and their spouses at the same coverage level with the same provider as an active employee;

•

Continued annual physical exams at the Mayo Clinic for retirees and their spouses in accordance with the active officer benefit;

•

Continued use of Polaris products in accordance with the active NEO benefits, including related parts, garments and accessories;

•

For SEP participants, a possible prorated payout under the plan based on the time worked during the incentive compensation award period payable in accordance with the normal payment schedule;

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•

For vested stock options, an exercise period of 36 months or the full term of the option for options issued after May 2015; for outstanding stock options that have not vested as of the retirement date, the option will immediately vest and remain exercisable for 36 months or the full term of the option for all options issued after May 2015, provided the grant occurred at least 12 months prior to the retirement date and notice of retirement was given to the Company at least one-year in advance;

•

For RSUs, the unvested RSUs will continue to vest, provided the grant occurred at least 12 months prior to the retirement date and other requirements set forth in the RSU award agreement; and

•

For PRSUs, the unvested PRSUs will vest pro-rata on the scheduled vesting date to the extent the performance metrics are achieved and provided the grant occurred at least 12 months prior to the retirement date and other requirements set forth in the PRSU award agreement.

Mr. Pucel is eligible for an additional payment equal to three times his annual base salary upon retirement on or after age 55 plus five years of service. Mr. Pucel received this benefit as part of an inducement to join Polaris and as a substitute to a comparable benefit he received from his prior employer. Additionally, if Mr. Mack turns 55 while employed with Polaris, he will receive a supplemental payment equal to the difference in value (if any) between $3.5 million minus the value of 20,000 Polaris shares, based on the closing stock price on the date Mr. Mack turns 55. Mr. Mack received this benefit as part of an inducement to join Polaris.

To be eligible for full retirement-age benefits, the NEO must have attained the age of at least 65 (or have attained the age of at least 55 and have a minimum of 10 years of service to our Company, or 5 years with respect to Mr. Pucel.

Messrs. Pucel, Menneto and Eastman are retirement eligible.

Perquisites

We provide perquisites and personal benefits to our executive officers in an effort to attract and retain the best talent. Polaris does not rely on perquisites as a key component to ensure the overall competitiveness of our executive compensation programs. These perquisites and personal benefits consist of:

•

Reimbursement of tax preparation, estate planning, and financial planning fees.

•

Supplemental family medical and dental coverage up to $100,000 a year through BeniComp, which covers annual expenses not covered under the basic medical and dental benefit plans that are generally available to Company employees, and reimbursement of the cost of annual physicals at the Mayo Clinic for each executive officer and their spouse.

•

We provide NEOs with temporary use of Polaris products. The Company expects its executive officers to use the Company’s products, so they have a first-hand understanding of our customers’ riding experience and can evaluate product design and efficiency. This perquisite is offered to various employees throughout the Company and the only variable is the number of products made available. The value of the temporary use of the products to each employee participating in the program is included as part of the employee’s total compensation, and the Company grosses up the amount so there is no tax impact to any of the participants.

•

Executive officers have access to parts, garments, accessories, and services at no cost because they are required to use appropriate safety equipment. The value of these items is included as part of the executive officer’s compensation and the Company grosses up the amount so there is no tax impact to the executive officer in an effort to encourage them to experience our products.

•

Reimbursement of club entrance/initiation fees and monthly club dues.

We generally prohibit personal use of corporate aircraft by any executive officer unless the Company is reimbursed for the full incremental cost to the Company of such use. Occasionally, however, a guest may accompany an executive officer on business travel on a corporate jet if there is an empty seat, but there is no incremental cost to the Company. Unused tickets from business related sponsorship agreements are from time-to-time made available for personal use. Tickets are included in sponsorship agreements and result in no incremental cost to the Company.

Severance Arrangements

We have entered into severance arrangements with our NEOs, which provide for certain benefits if an executive officer is involuntarily terminated without cause, terminated without cause in connection with a change in control, or if they terminate their employment for good reason following a change in control. The severance arrangements with our NEOs were established as part of the negotiations of their initial employment terms. The severance arrangements are intended to:

•

Allow executive officers to weigh potential transactions focused on shareholder interests and not personal interests;

•

Provide executive officers with a measure of security in the event of an actual or potential change in corporate ownership or control; and

•

Provide executive officers with a bridge to their next professional opportunity.

The severance arrangements are described in more detail beginning on page 59 under the caption entitled “Potential Payments Upon Termination or Change-in-Control.”

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Clawback Policy

In January 2020, the Company revised and adopted its current clawback policy. Under the current policy, all performance-based compensation awarded on or after January 29, 2020 to any of our executive officers subject to Section 16 of the Securities Exchange Act or the Controller is subject to forfeiture and/or recoupment in the event of a financial restatement due to material noncompliance of the Company with financial reporting requirements in which the performance-based compensation awarded would have been lower based upon the restated results or if the Compensation Committee determines that the executive officer has engaged in certain misconduct in accordance with the terms of the policy. Under our prior clawback policy, the Company may require reimbursement or cancellation of cash-based or equity-based incentive compensation awarded after November 1, 2010 to any of our executive officers subject to Section 16 of the Securities Exchange Act if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, and if the award or payout was predicated upon the achievement of financial results that were restated.

The prior policy in effect for performance-based compensation awarded prior to January 29, 2020 calls for the reimbursement or cancellation of the amount of the award or payout, net of taxes, in excess of what would have been granted or paid based on the actual results unless the Compensation Committee determines in its discretion that a lesser amount to be reimbursed or canceled is appropriate under the circumstances.

In 2023, we expect to review and revise our current clawback policy in connection with final rules regarding recovery of erroneously awarded compensation as promulgated by the SEC and NYSE in 2022 and 2023, respectively.

Stock Ownership Guidelines

The Compensation Committee believes that an important means of aligning the interests of our executive officers, including our NEOs, with the interests of our shareholders is to ensure that they own significant amounts of our common stock. The Compensation Committee adopted stock ownership guidelines which require executive officers to hold shares with a value equal to or exceeding a multiple of annual base salary as set forth in the table below. Each executive officer is expected to satisfy the stock ownership guidelines within four years following the date he or she becomes an executive officer. Failure to satisfy the stock ownership guidelines limits an executive officer’s ability to sell shares of Polaris stock. Executive officers are prohibited from entering into hedging transactions and are subject to restrictions on pledging Company stock as discussed on page 25.

Shares included in this calculation are those directly or indirectly owned, shares held in the SERP, outstanding PRSU awards at target levels and unvested RSU awards. The following table sets forth the stock ownership guidelines and whether the NEOs are in compliance with the guidelines as of December 31, 2022:

Name	Stock Ownership Guidelines (as a multiple of base salary)	In Compliance With Guidelines?
Michael T. Speetzen	7x	Yes
Robert P. Mack	4x	Yes
Kenneth J. Pucel	4x	Yes
Steven D. Menneto	4x	Yes
Stephen L. Eastman	2x	Yes

Compensation Risk Assessment

Management conducts a risk assessment of our employee compensation policies and practices, including those that apply to our executive officers annually. Management reviewed our compensation plans, program design and existing practices as well as global and local compensation policies, programs and practices applicable to all employees. Management then analyzed the likelihood and magnitude of potential risks, focusing on whether any of our compensation policies and practices varied significantly from our overall risk and reward structure, whether any such policies and practices incentivized individuals to take risks that were inconsistent with our goals, and whether any such policies and practices have resulted in establishing an inappropriate balance between short-term and long-term incentive arrangements.

Management discussed the findings of the risk assessment with the Compensation Committee. Based on the assessment, we have concluded that our compensation policies and practices are aligned with the interests of shareholders, appropriately reward pay for performance, and do not create risks that are reasonably likely to have a material adverse effect on the Company.

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Compensation Committee Report

The Compensation Committee assists the Board in establishing a philosophy and policies regarding executive and director compensation, provides oversight of the administration of our director and executive compensation programs; and administers our equity-based compensation plans, reviews the compensation of directors, Named Executive Officers and senior management, and prepares any report on executive compensation required by the rules and regulations of the SEC or other regulatory body, including this Compensation Committee Report.

In performing its oversight responsibilities, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2023 Annual Meeting of Shareholders and in our Annual Report on Form 10-K for the year ended December 31, 2022.

COMPENSATION COMMITTEE Gary E. Hendrickson, Chair Kevin M. Farr Lawrence D. Kingsley John P. Wiehoff

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Executive Compensation

2022 Summary Compensation Table

The following table shows, for the fiscal years ended December 31, 2020, 2021, and 2022, the annual compensation paid to or earned by our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	(1)	Option Awards ($)	(2)	Non-Equity Incentive Plan Compensation ($)	(3)	All Other Compensation ($)	(4)	Total ($)
Michael T. Speetzen Chief Executive Officer	2022	1,065,154	0	2,957,842		2,875,026		1,603,057		263,024		8,764,103
	2021	1,030,154	0	5,112,244		2,057,559		1,368,044		190,905		9,758,906
	2020	643,885	0	932,850		925,021		1,100,000		184,985		3,786,741
Robert P. Mack(5) Chief Financial Officer and Executive Vice President – Finance & Corporate Development	2022	631,539	0	874,471		850,012		760,372		139,188		3,255,582
	2021	603,973	0	2,180,932		656,520		691,755		127,519		4,260,699
Kenneth J. Pucel Executive Vice President – Global Operations and Chief Technology Officer	2022	743,166	0	1,234,526		1,200,002		894,772		190,640		4,263,106
	2021	717,912	0	2,254,041		1,200,035		794,728		163,477		5,130,192
	2020	688,500	0	1,210,056		1,200,004		956,000		134,512		4,189,072
Steven D. Menneto(5) President – Off-Road	2022	627,846	0	874,471		850,012		754,580		112,356		3,219,265
	2021	551,520	0	2,731,656		700,023		670,780		140,415		4,794,394
	2020	525,000	0	630,289		625,004		792,000		71,040		2,643,333
Stephen L. Eastman(5) President – PG&A and Aftermarket	2022	556,539	0	720,332		700,016		667,813		183,667		2,828,367
	2021	495,154	0	1,627,214		600,035		477,487		147,113		3,347,003
	2020	471,750	0	605,123		600,013		740,000		120,582		2,537,468
(1)

Amounts shown in this column represent the aggregate grant date fair value of PRSUs granted to each of our NEOs, and the grant date fair value of RSU awards granted to each of our NEOs, in the fiscal years indicated. The calculation of the grant date fair value amounts for PRSU awards granted in 2022 assumes target-level performance against the specified PRSU financial goals. Assuming maximum performance with respect to the applicable performance goals, the amounts reported with respect to PRSU awards for 2022 would be $3,040,511 for Mr. Speetzen, $898,903 for Messrs. Mack and Menneto, $1,269,023 for Mr. Pucel, and $740,462 for Mr. Eastman. The actual value ultimately realized by our NEOs with respect to these PRSU awards will depend on our actual performance against the specified financial goals and the market value of our common stock on the vesting date, and may differ substantially from the grant date fair values shown. The grant date fair value of the time-based RSU awards was computed in accordance with FASB ASC Topic 718, based on the closing market price of our common stock on the grant date. Additional information regarding the 2022 equity awards is set forth below in the Grants of Plan-Based Awards in 2022 table on page 53.

(2)

Amounts shown in this column represent the grant date fair value of stock option awards granted to each of our NEOs in the fiscal years indicated. Grant date fair value is calculated in accordance with the requirements of FASB ASC Topic 718 using the Black-Scholes method. The assumptions used in determining the grant date fair value of the 2022 awards are set forth in Note 5 to the financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(3)

Amounts shown in this column represent payments under the SEP, and are reported for the year in which the related services were performed and the incentive amounts earned. Additional information about these payments is set forth under the caption “2022 Annual Incentive Compensation” on page 42.

(4)

Amounts shown in this column include Company matching contributions to the 401(k) Plan and SERP, life insurance premiums and the aggregate incremental cost to us of the following perquisites: club dues, financial planning and tax preparation services, BeniComp supplemental health and dental coverage, annual physicals, the use of Company products, the receipt of related parts, garments, accessories, services, and related tax gross-ups. These perquisites are described in further detail under the caption “Perquisites” on page 48. Additional detail (including quantification) regarding the components of the amounts shown for 2022 for each of our NEOs is provided in the All Other Compensation Table on page 52.

(5)

Mr. Mack first became a NEO in 2021 and Mr. Menneto first became a NEO in 2020. Mr. Eastman was previously a NEO in 2020.

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All Other Compensation Table

The following table provides additional information on the amounts reported in the All Other Compensation column of the Summary Compensation Table for 2022.

	M. Speetzen	R. Mack	K. Pucel	S. Menneto	S. Eastman
401(k) Plan Matching Contributions by Company	$15,250	$15,250	$15,250	$15,250	$15,250
SERP Matching Contributions by Company	106,410	50,915	61,645	49,681	36,451
Life Insurance Policy Premiums	546	546	546	546	546
BeniComp Health Premiums	13,488	9,240	13,488	9,240	9,240
Annual Physicals (Executive and Spouse)	6,764	19,604	5,609	0	14,132
Financial Planning (Reimbursement)	9,105	15,000	7,910	7,675	10,000
Club Initiation Fees and Monthly Dues (Reimbursement)	0	9,570	10,695	0	46,845
Use of Polaris Products(1)	16,582	5,987	9,776	3,559	8,745
Polaris Parts, Garments and Accessories(2)	37,152	0	24,610	8,293	14,534
Gross-Up on Perquisites(3)	57,726	13,076	41,111	18,112	27,925
Total	$263,023	$139,188	$190,640	$112,356	$183,668
(1)

The Company expects its executive officers to use the Company’s products so they have a first-hand understanding of our customers’ riding experience and can evaluate product design and efficiency. Each year, the NEOs are provided the use of up to 10-16 Polaris products. In addition, all NEOs are permitted the use of one boat. The products used by our executives are either returned to the Company or purchased from the Company by a third party at a price greater than cost at the end of the defined usage period. We sell any returned products to dealers or through auction at an amount greater than cost of such products to the Company. The amount shown is the imputed value based on the estimated fair market value of the use of the unit (or units) for the period of time that the unit was in the executive’s possession. The program related to boats began in 2019. Under that program, executives are required to hold aluminum boats for three years and fiberglass boats for four years. Accordingly, no boats have yet been returned to the Company under this program.

(2)

The value shown is the cost to the Company for Polaris parts, garments, accessories, and services, including those marketed by Transamerican Auto Parts, provided to each of the NEOs.

(3)

This amount represents tax gross-ups on the use of Polaris products and related parts, garments, and accessories, including those marketed by Transamerican Auto Parts, BeniComp Health Premiums, and executive physicals (excluding spousal physicals).

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Grants of Plan-Based Awards in 2022

The following table summarizes each grant of an equity or non-equity incentive award during 2022 to each of our NEOs. All equity awards were granted under the Omnibus Plan.

Name	Approval and Grant Date	Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)	(4)
		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Michael T. Speetzen	1/26/2022	–	1,331,443	2,662,885
	1/26/2022				1,291	12,914	25,828					1,520,256
	1/26/2022							12,914				1,437,586
	1/26/2022									81,078	111.32	2,875,026
Robert P. Mack	1/26/2022	–	631,539	1,263,077
	1/26/2022				382	3,818	7,636					449,452
	1/26/2022							3,818				425,020
	1/26/2022									23,971	111.32	850,012
Kenneth J. Pucel	1/26/2022	–	743,166	1,486,333
	1/26/2022				539	5,390	10,780					634,511
	1/26/2022							5,390				600,015
	1/26/2022									33,841	111.32	1,200,002
Steven D. Menneto	1/26/2022	–	627,846	1,255,693
	1/26/2022				382	3,818	7,636					449,452
	1/26/2022							3,818				425,020
	1/26/2022									23,971	111.32	850,012
Stephen Eastman	1/26/2022	–	556,539	1,113,078
	1/26/2022				315	3,145	6,290					370,231
	1/26/2022							3,145				350,101
	1/26/2022									19,741	111.32	700,016
(1)

Amounts in these columns represent potential payouts under the SEP, which is our annual cash incentive plan, based on the achievement of specified financial and other goals. The threshold payouts are 20% of eligible wages and the target payouts range from 100% to 125% of eligible wages among our NEOs. The maximum payouts represent the maximum payout amounts, which for Mr. Speetzen is 250% of eligible wages, for Messrs. Mack, Pucel, Menneto and Eastman is 200%. Under the SEP, the Compensation Committee retains negative discretion to reduce the awards in their absolute discretion and therefore this table does not include a threshold payment amount. See “2022 Annual Incentive Compensation” on page 42. These estimated payout amounts are based on each NEO’s eligible wages for the year in which performance occurs.

(2)

Amounts in these columns for each NEO represent the number of PRSUs that may be earned and vested based on the degree to which the financial goals are attained. The lowest possible payout under the threshold number of units that may be earned is 10% of target, and the maximum number of units that may be earned is 200% of target. The target number of units for each individual is based on a specified dollar amount for that NEO that was converted into stock units at a per unit price of $111.32, the closing market price of a share of common stock at the applicable measurement date for the award. For additional information on the valuation assumptions and more discussion with respect to the valuation of equity awards, refer to Note 5 to the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(3)

Amounts in this column represent RSUs awarded to the NEOs, which will generally vest in full on January 26, 2025 so long as the NEO remains employed on such date.

(4)

Each amount reported in this column represents the grant date fair value of the applicable award which was determined pursuant to FASB ASC Topic 718. The calculation of the grant date fair value of the PRSU awards discussed in footnote (2) is based partially on a Monte Carlo simulation model for market-based total shareholder return, which accounts for 25% of the award. The actual amounts that will be received by our NEOs with respect to these performance-based awards will be determined at the end of the performance period based upon our actual performance, which may differ from the performance that was deemed probable at the date of grant.

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Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information concerning unexercised stock option awards, unvested RSU awards, and unvested PRSU awards for each of the NEOs as of December 31, 2022, not including awards earned but not vested with a performance period ending December 31, 2022.

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	(13)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	(13)
Michael T. Speetzen	12,000				133.50	8/3/2025
	78,756				89.39	1/25/2027
	28,855				113.01	1/31/2028
	45,932	(1)			84.58	1/30/2029
	28,082	(2)	14,041		94.54	1/29/2030
	8,868	(3)	17,736		117.37	1/27/2031
	8,421	(4)	16,842		140.03	4/30/2031
			81,078	(5)	111.32	1/26/2032
											7,721	(6)	779,821
											12,914	(7)	1,304,314
							4,893	(9)	494,193
							8,003	(10)	808,303
							12,780	(11)	1,290,780
							12,914	(12)	1,304,314
Robert P. Mack	16,109				89.39	1/25/2027
	17,313				113.01	1/31/2028
	16,624	(1)			84.58	1/30/2029
	15,179	(2)	7,590		94.54	1/29/2030
	4,668	(3)	9,334		117.37	1/27/2031
	1,190	(4)	2,380		140.03	4/30/2031
			23,971	(5)	111.32	1/26/2032
											2,650	(6)	267,650
											3,818	(7)	385,618
											7,500	(8)	757,500
							2,645	(9)	267,145
							2,690	(10)	271,690
							6,390	(11)	645,390
							3,818	(12)	385,618
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Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	(13)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	(13)
Kenneth J. Pucel	45,000				154.31	12/1/2024
	26,000				146.63	1/28/2025
	108,000				70.18	1/27/2026
	103,816				89.39	1/25/2027
	44,244				113.01	1/31/2028
	60,368	(1)			84.58	1/30/2029
	36,430	(2)	18,215		94.54	1/29/2030
	11,202	(3)	22,403		117.37	1/27/2031
			33,841	(5)	111.32	1/26/2032
											5,113	(6)	516,413
											5,390	(7)	544,390
							6,347	(9)	641,047
							4,901	(10)	495,001
							8,521	(11)	860,621
							5,390	(12)	544,390
Steven D. Menneto	10,000				125.67	1/29/2024
	8,000				146.63	1/28/2025
	11,542				113.01	1/31/2028
	14,436	(1)			84.58	1/30/2029
	18,974	(2)	9,487		94.54	1/29/2030
	6,535	(3)	13,068		117.37	1/27/2031
			23,971	(5)	111.32	1/26/2032
											2,983	(6)	301,283
											3,818	(7)	385,618
							3,306	(9)	333,906
							2,983	(10)	301,283
							17,041	(11)	1,721,141
							3,818	(12)	385,618
Stephen Eastman	10,000				125.67	1/29/2024
	9,000				146.63	1/28/2025
	32,218				89.39	1/25/2027
	19,237				113.01	1/31/2028
	28,872	(1)			84.58	1/30/2029
	18,215	(2)	9,108		94.54	1/29/2030
	5,601	(3)	11,202		117.37	1/27/2031
			19,741	(5)	111.32	1/26/2032
											2,557	(6)	258,257
											3,145	(7)	317,645
							3,174	(9)	320,574
							2,557	(10)	258,257
							8,521	(11)	860,621
							3,145	(12)	317,645
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(1)

Represents a stock option granted on January 30, 2019 under the Omnibus Plan, which generally vested with respect to one-third of the shares on each of the first, second, and third anniversaries of the date of grant.

(2)

Represents a stock option granted on January 29, 2020 under the Omnibus Plan, which will generally vest with respect to one-third of the shares on each of the first, second, and third anniversaries of the date of grant.

(3)

Represents a stock option granted on January 27, 2021 under the Omnibus Plan, which will generally vest with respect to one-third of the shares on each of the first, second, and third anniversaries of the date of grant.

(4)

Represents a stock option granted on April 30, 2021 under the Omnibus Plan, which will generally vest with respect to one-third of the shares on each of the first, second, and third anniversaries of the date of grant.

(5)

Represents a stock option granted on January 26, 2022 under the Omnibus Plan, which will generally vest with respect to one-third of the shares on each of the first, second, and third anniversaries of the date of grant.

(6)

Represents PRSU awards made on January 27, 2021 (and on April 30, 2021 for the incremental awards granted to Messrs. Speetzen and Mack) under the Omnibus Plan for the three-year performance period beginning January 1, 2021 and ending December 31, 2023 (the 2021 PRSU Grant). Units subject to the 2021 PRSU Grant may be earned and vested after the end of the three-year performance period and prior to March 15, 2024. The amount shown is the target number of units that could be earned and paid out in shares. There is no assurance that the target amount will be the actual amount ultimately paid.

(7)

Represents PRSU awards made on January 26, 2022 under the Omnibus Plan for the three-year performance period beginning January 1, 2022 and ending December 31, 2024 (the 2022 PRSU Grant). Units subject to the 2022 PRSU Grant may be earned and vested after the end of the three-year performance period and prior to March 15, 2025. The amount shown is the target number of units that could be earned and paid out in shares. There is no assurance that the target amount will be the actual amount ultimately paid

(8)

Represents the outstanding balance of a special PRSU award made on October 16, 2018 under the Omnibus Plan for the performance period ending on December 31, 2023. The units subject to this grant that may be earned and vested (up to 7,500) are based on Polaris Marine’s 2023 net operating profit of $130 million or higher (minimum threshold is $100 million).

(9)

Represents a time-based RSU award granted on January 29, 2020 under the Omnibus Plan that will generally vest with respect to 100% of the units on January 29, 2023. For Mr. Menneto, 137 shares were withheld in December 2020 and for Mr. Pucel, 263 shares were withheld in December 2021 to cover FICA/Medicare tax for grants no longer subject to risk of forfeiture having met the retirement eligibility criteria.

(10)

Represents a time-based RSU award granted on January 27, 2021 (and on April 30, 2021 for the incremental awards granted to Messrs. Speetzen and Mack) under the Omnibus Plan that will generally vest with respect to 100% of the units on January 27, 2024 (and on April 30, 2024 for the incremental awards). For Mr. Pucel, 212 shares were withheld in December 2021 to cover FICA/Medicare tax for grants no longer subject to risk of forfeiture having met the retirement eligibility criteria.

(11)

Represents a time-based RSU award granted on January 27, 2021 under the Omnibus Plan that will vest with respect to 50% of the units for the first and second anniversary of January 27, 2021 for Messrs. Speetzen and Mack and will vest with respect to 100% of the units on January 27, 2023 for Messrs. Pucel, Menneto and Eastman.

(12)

Represents a time-based RSU award granted on January 26, 2022 under the Omnibus Plan that will generally vest with respect to 100% of the units on January 26, 2025. For Mr. Pucel, 224 shares and for Menneto, 159 shares were withheld in December 2022 to cover FICA/Medicare tax for grants no longer subject to risk of forfeiture having met the retirement eligibility criteria.

(13)

These amounts are based upon our stock price of $101.00 on December 30, 2022, the last business day of the year. The actual value realized by our NEOs could be different based upon the eventual stock prices at the time of settlement.

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Option Exercises and Stock Vested in 2022

The following table provides information concerning the aggregate number of stock options exercised, and PRSUs and RSUs that vested for each of our NEOs during, and the aggregate dollar values realized by each of our NEOs upon such event.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	(2)	Value Realized on Vesting ($)	(3)
Michael T. Speetzen	24,500	1,201,322	26,179	(4)	2,942,104
Robert P. Mack	0	0	13,646	(4)	1,535,365
Kenneth J. Pucel	0	0	17,186	(4)	1,988,063
Steven D. Menneto	0	0	7,115	(4)	829,373
Stephen Eastman	12,000	404,241	8,587	(4)	993,361
(1)

Amounts shown in this column are based on the difference between the fair market value of a share of our common stock on the date of exercise and the exercise price.

(2)

Amounts shown in this column include time-based RSUs that vested in 2022 and shares that were issuable to our NEOs in settlement of PRSUs that were earned as of December 31, 2022 for the 2020-2022 performance period.

(3)

Amounts shown in this column are based on fair market value of a share of our common stock on the applicable vesting date and include the 2020-2022 PRSUs that were earned as of December 31, 2022 but vested on February 1, 2023, upon the Compensation Committee’s certification that the applicable performance goals had been satisfied.

(4)

This amount represents RSUs that vested January 27, 2022 valued at $108.97 per share in the following amounts: for Mr. Speetzen, 12,781 RSUs and Mr. Mack, 6,391 RSUs; RSUs that vested January 30, 2022 valued at $112.24 per share in the following amounts: for Mr. Speetzen, 5,173 RSUs; Mr. Mack, 2,808 RSUs; Mr. Pucel, 6,517 RSUs; Mr. Menneto, 1,558 RSUs; and Mr. Eastman, 3,252 RSUs; PRSUs that vested on February 1, 2023 valued at $117.78 per share in the following amounts: for Mr. Speetzen, 8,225 PRSUs; Mr. Mack, 4,447 PRSUs; Mr. Pucel, 10,669 PRSUs; Mr. Menneto, 5,557 PRSUs; and Mr. Eastman, 5,335 PRSUs. Mr. Speetzen elected to defer receipt of 100% and Mr. Mack elected to defer receipt of 5% of the RSU settlement shares, and Mr. Eastman elected to defer receipt of 100% of the PRSU settlement shares, with an equivalent number of deferred stock units then credited to the Company stock fund in his SERP account, the terms of which are discussed below under Nonqualified Deferred Compensation in 2022.

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Nonqualified Deferred Compensation in 2022

We sponsor a 401(k) Plan that allows employees to make plan contributions on a pre-tax basis. Employees are automatically enrolled at 5% of covered compensation and can affirmatively elect to contribute 0-50% of covered compensation into the 401(k) Plan. We match employee contributions dollar-for-dollar up to 5% of base salary and SEP deferrals. Although NEOs are eligible to participate in the 401(k) Plan, the application of the annual compensation limit under Section 401(a)(17) of the Code significantly limits NEOs’ contributions under the 401(k) Plan. The SERP provides executives who participate in the 401(k) Plan with the opportunity to defer up to 100% of their base salary, up to 100% of amounts payable under the SEP, and PRSUs and RSUs, into the SERP. Typically, base salary and SEP deferral contributions are matched by the Company as if they had been made under the 401(k) Plan on a dollar-for-dollar basis up to 5% of covered compensation. The SERP is intended solely to increase contributions limited because of the application of the annual compensation limit under Section 401(a)(17) of the Code to the 401(k) Plan.

The following table sets forth information regarding the contributions by each NEO and the Company to the SERP, as well as information regarding earnings, aggregate withdrawals and distributions and balances under the SERP, for each NEO as of and for the fiscal year ended December 31, 2022.

Name	Executive Contributions in Last FY ($)	(1)	Company Contributions in Last FY ($)	(2)	Aggregate Earnings in Last FY ($)	(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)	(4)
Michael T. Speetzen	702,277		106,410		(251,202)		0	1,865,686
Robert P. Mack	113,455		50,915		(159,283)		0	1,018,245
Kenneth J. Pucel	76,895		61,645		(326,936)		(207,713)	1,505,635
Steven D. Menneto	64,931		49,681		(502,255)		(6,127)	2,100,903
Stephen Eastman	896,522		36,451		(508,941)		0	3,413,494
(1)

These amounts represent elective contributions into the SERP during 2022 of a portion of base salary earned during 2022 and a portion of incentive compensation earned in 2021 and payable during 2022 under the SEP and/or pursuant to the PRSU or RSU awards to each of the NEOs. The amount of any base salary deferred is included in the amount reported in the 2022 Salary column of the Summary Compensation Table and the amount of any annual incentive deferred is included in the amount reported in the 2022 “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The amount of any PRSU or RSU settlement that is deferred does not necessarily correspond to the grant date fair value of that PRSU award reported in the Summary Compensation Table in the year the award was granted. Deferrals related to amounts otherwise payable in 2023 (even if considered earned in 2022) will be shown as executive contributions for 2023.

(2)

These amounts represent Company matching contributions to the SERP during 2022. The amount in this column for each NEO is included in the “All Other Compensation” column of the Summary Compensation Table for 2022.

(3)

These amounts represent earnings during 2022 credited to the respective NEOs’ SERP accounts. None of these amounts are included in compensation reported in the Summary Compensation Table because none of the earnings are considered to be “above market.”

(4)

Of the aggregate balances shown, the following amounts were previously reported as salary, annual incentive compensation, LTIP award compensation or all other compensation in Summary Compensation Tables covering fiscal years prior to 2022: Mr. Speetzen, $1,031,981; Mr. Mack, $739,612; Mr. Pucel, $1,436,480; Mr. Menneto, $185,602; and Mr. Eastman $2,158,131.

PRSUs and RSUs deferred into the SERP are held by the Company for 6 months and one day, at which time shares in settlement of the PRSUs and RSUs are paid to the participant in their SERP account. The shares can be sold, with proceeds invested in the investment options available under the SERP. The SERP account of each NEO is deemed to be invested in the fund(s) designated by the NEO. For this purpose, the NEOs may choose among the same funds that are available to our employees generally under the 401(k) Plan or self-direct any portion of their investments. Deemed investment earnings and losses are applied to each NEO’s SERP account based upon the performance of the applicable investment fund. At December 31, 2022, accounts of the NEOs were invested in the following funds:

American Funds EuroPacific Growth Fund® Class R-6	Vanguard Institutional Index Fund Institutional Plus Shares
T. Rowe Price International Discovery Fund I Class	Vanguard Institutional Target Retirement 2030 Fund Institutional Shares
Fidelity® Investments Money Market Treasury Only - Institutional Class	Vanguard Institutional Target Retirement 2035 Fund Institutional Shares
Metropolitan West Total Return Bond Fund Plan Class	Vanguard Mid-Cap Index Fund Institutional Shares
PIMCO International Bond Fund (Unhedged) Institutional Class	Vanguard Small-Cap Index Fund Institutional Shares
Polaris Stock Fund	Vanguard Total Bond Market Index Fund Institutional Shares

The return on these funds ranged from -30.23% to 1.47% in 2022. Under the SERP, NEOs may elect to receive distributions (i) 6 months following separation of service or one year after separation of service; (ii) upon the attainment of a certain age, designated by the NEO, between 59 ½ to 70 ½, provided that the NEO will not attain the designated age for at least 3 years after his election; or (iii) the earlier or later of (i) or (ii). NEOs may elect to receive the distribution in a lump sum or in monthly, quarterly or annual installments over a period not to exceed 10 years. If the installment method is elected, the NEO’s account will continue to be credited with a prorated amount of deemed investment earnings during the period.

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Potential Payments Upon Termination or Change In Control

Our NEOs are eligible to receive certain payments and benefits in the event of termination of their employment, including following a change in control pursuant to severance arrangements and equity award agreements with the Company.

Severance Arrangements with Named Executive Officers

We have entered into severance arrangements with our NEOs, which provide certain benefits to the NEOs upon their termination of employment under certain circumstances, including following a “change in control.” For this purpose, a “change in control” is deemed to occur if:

•

There is a substantial change in the composition of the Board which causes at least one-half of the Board to consist of new directors that were not nominated by the Company; or

•

A third party acquires ownership of 35% or more of our common stock, unless such acquisition is approved by the Board of Directors; or

•

We engage in certain extraordinary corporate events (such as a liquidation, dissolution, reorganization, merger or sale of all or substantially all of our assets), unless we are the surviving entity after such transaction or at least one-half of our Board members continue to serve as directors of the surviving entity after such transaction, as applicable.

Under the severance arrangements, a NEO will be considered to have been terminated without cause if they are terminated other than for willful and continued nonperformance, conviction of a felony or other misconduct or detrimental actions as specified in the applicable agreement. A NEO will be considered to have terminated their employment for good reason if they terminate employment due to a material reduction in title, authority, responsibilities or base compensation, a material change in the location of their principal place of employment or nonperformance by the Company of any material obligations owed to them, all as specified in the applicable agreement.

Severance Agreements with NEOs

Change in Control Related Payments

We have entered into severance agreements with our NEOs which provide that if upon or within 24 months after a change in control, any of such NEOs terminates employment for good reason or if their employment is terminated by the Company without cause, then the NEO will be entitled to:

•

A lump sum cash payment equal to 200% of (or 2x) the average annual cash compensation (including base salary and cash incentives under the SEP) for the three fiscal years (or lesser number of fiscal years if employed for a shorter duration) immediately preceding such termination; and

•

Any earned but unpaid cash incentive awards under the SEP for the preceding fiscal year.

For all NEOs, no cash incentive award will be paid for any part of the fiscal year in which the termination occurs.

Non-Change in Control Termination Related Payments

Under the severance agreements, a non-change in control termination is deemed to occur if the NEO is terminated by the Company without cause other than in connection with a change in control. In the event of a non-change in control termination, the NEO will be entitled to:

•

The sum of (i) 100% of (or 1x) his annual base salary as of the termination date plus (ii) the amount of the cash incentive award under the SEP that was paid to the NEO for the fiscal year immediately preceding the fiscal year in which the termination takes place.

•

Any earned but unpaid cash incentive award under the SEP for the preceding fiscal year.

•

Eligibility for retirement benefits for officers upon attainment of age and service criteria, which are discussed under the caption “Retirement Benefits” on page 47;

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•

If the NEO elects to receive benefits under the Consolidated Omnibus Reconciliation Act (COBRA), payment for the premiums for coverage of the NEO, his spouse and/or dependents under our group health plans pursuant to COBRA for a one-year period;

•

Reasonable executive outplacement services; and

•

The release of restrictions on all outstanding RSU and PRSU awards for which the performance goal has been met and the performance period has expired.

As a condition to receiving payments and benefits under the severance agreement, the NEOs must execute a general waiver and release of any claims against the Company.

The amounts payable to each NEO under the severance agreements and stock option, RSU, and PRSU awards are quantified in the tables appearing under the caption “Potential Payments to Our Named Executive Officers Upon Termination” on page 62.

Equity Award Treatment Upon Termination

The stock option award agreements for the NEOs provide for full, accelerated vesting of options if employment is terminated due to death or disability or after retirement age. Stock options granted to the NEOs provide for full, accelerated vesting in the event of a change in control only if the options are not continued, assumed or replaced or if they experience a termination of employment without cause or for good reason within one year. The PRSU award agreements for the NEOs provide that a pro-rata portion of the earned PRSUs will vest on the scheduled vesting date if an executive retires, provided the grant occurred at least 12 months prior to the retirement date and notice was given at least one year in advance, and a pro-rata portion of the earned PRSUs will vest on the scheduled vesting date upon death or a qualifying disability. In connection with a change in control, the PRSU award agreements for the NEOs provide for pro-rata accelerated vesting only if the PRSU awards are not continued, assumed or replaced or if an NEO experiences a termination of employment within one year without cause or for good reason. In addition, if an NEO is terminated by the Company without cause or terminates their employment for good reason other than in connection with a change in control, they will be entitled to have vest, at the end of the performance period, a pro rata portion of the units that would otherwise be deemed to have been earned during the performance period. The prorated portion of the earned payout is based on the amount of the performance period that has elapsed as of the date of termination following the change in control. The balance of the award is forfeited. The RSU award agreements for the NEOs provide that the RSUs will continue to vest for the full term of the RSUs if an executive retires (for Mr. Pucel, the RSU agreement provides that the RSU will immediately vest if Mr. Pucel retires), provided the grant occurred at least 12 months prior to the retirement date and notice was given at least one year in advance, and the RSUs will continue to vest for the full term of the RSUs upon death or a qualifying disability. Time-based RSU awards are subject to accelerated vesting in the event of a change in control only if the awards are not continued or if the NEO is terminated within one year without cause or for good reason.

Under the equity award agreements, a NEO will be considered to have been terminated without cause or to have terminated his employment for good reason under the same circumstances as described above in connection with the NEOs’ severance arrangements.

The amounts payable to each NEO under the equity award agreements are quantified in the table appearing under the caption “Potential Payments to Our Named Executive Officers Upon Termination” on page 62.

Non-Compete and Non-Solicitation Agreements

The NEOs were required to enter into non-competition agreements as a condition to the receipt of certain equity grants, under which they agree to not engage in competitive activities or soliciting employees for a period of eighteen months following their termination of employment.

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Potential Payments to Our Named Executive Officers Upon Termination

The following tables quantify the amounts and benefits payable to the NEOs upon termination under various scenarios. In calculating the payments set forth in such tables, we have assumed that (i) the date of termination was December 31, 2022, the last business day of fiscal year 2022, and (ii) the stock price was $101.00 per share, the closing market price of our common stock on December 30, 2022. The tables do not reflect payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination, including:

•

Earned but unpaid base salary through the date of termination;

•

Accrued but unused vacation pay through the date of termination;

•

Company matching contributions to the 401(k) Plan in an amount which takes into account the final payouts for base salary, incentive awards under the SEP, if any, and accrued vacation;

•

Distributions of plan balances under the Polaris 401(k) Plan; and

•

A life insurance benefit equal to two times base salary up to a maximum of $650,000, payable in the event of termination upon death.

The tables also do not reflect amounts attributable to vested, non-forfeitable equity-based awards (see Outstanding Equity Awards at 2022 Fiscal Year-End on page 54), or distributions of plan balances under the SERP (see Nonqualified Deferred Compensation in 2022 on page 58). In addition, the tables do not reflect any applicable tax withholdings or other deductions by the Company from the amounts otherwise payable to the NEOs upon termination of employment. To the extent applicable, the present value of the payments presented in the tables below was calculated using a discount rate of 5%.

We provide a number of lifetime benefits and perquisites to our NEOs upon retirement or receipt of early retirement benefits. For purposes of quantifying the value of such benefits and perquisites in the tables below, we have used an average life expectancy age of 78 for such individuals. The costs of medical and dental coverage are based on current annual premiums multiplied by the number of years between the executive officer’s age and 78 for those that receive it until then. Company parts, garments and accessories coverage is based on the average spent for the NEOs in 2022, based upon grade level, multiplied by the number of years between the executive officer’s age and 78 (for those who receive it).

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Potential Payments to Our Named Executive Officers

	Without Cause Termination by Company ($)	Without Cause Termination Change in Control ($)	Change in Control no Termination ($)	Death or Disability ($)	Retirement ($)
Michael T. Speetzen
Cash Compensation	2,378,145	3,617,543	0	0	0
Annual Cash Incentives(1)	0	0	0	1,589,781	0
PRSUs(2)	1,593,874	1,593,874	0	1,593,874	0
Stock Options(3)	0	90,705	0	90,705	0
RSUs(4)	0	3,897,590	0	3,897,590	0
Medical and Dental Insurance	21,315	0	0	0	0
Polaris Parts, Garments and Accessories	0	0	0	0	0
Total	3,993,334	9,199,712	0	7,171,950	0
Robert P. Mack
Cash Compensation	1,306,112	2,100,578	0	0	0
Annual Cash Incentives(1)	0	0	0	754,076	0
PRSUs(2)	1,219,720	1,219,720	0	1,219,720	0
Stock Options(3)	0	49,031	0	49,031	0
RSUs(4)	0	1,569,843	0	1,569,843	0
Medical and Dental Insurance	15,374	0	0	0	0
Polaris Parts, Garments and Accessories	0	0	0	0	0
Total	2,541,206	4,939,172	0	3,592,670	0
Kenneth J. Pucel
Cash Compensation	1,503,450	3,022,068	0	0	2,249,253
Annual Cash Incentives(1)	0	0	0	887,362	887,362
PRSUs(2)	1,434,327	1,434,327	0	1,434,327	1,434,327
Stock Options(3)	117,669	117,669	0	117,669	117,669
RSUs(4)	2,491,872	2,491,872	0	2,491,872	2,491,872
Medical and Dental Insurance	21,315	0	0	0	220,074
Polaris Parts, Garments and Accessories	0	0	0	0	168,027
Total	5,568,633	7,065,936	0	4,931,230	7,568,584
Steven D. Menneto
Cash Compensation	1,285,694	2,147,482	0	0	–
Annual Cash Incentives(1)	0	0	0	748,331	748,331
PRSUs(2)	796,466	796,466	0	796,466	796,466
Stock Options(3)	61,286	61,286	0	61,286	61,286
RSUs(4)	2,712,052	2,712,052	0	2,712,052	2,712,052
Medical and Dental Insurance	15,374	0	0	0	176,191
Polaris Parts, Garments and Accessories	0	0	0	0	168,595
Total	4,870,872	5,717,286	0	4,318,135	4,662,921

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	Without Cause Termination by Company ($)	Without Cause Termination Change in Control ($)	Change in Control no Termination ($)	Death or Disability ($)	Retirement ($)
Stephen Eastman
Cash Compensation	1,024,528	2,022,838	0	0	–
Annual Cash Incentives(1)	0	0	0	662,283	662,283
PRSUs(2)	730,731	730,731	0	730,731	730,731
Stock Options(3)	58,838	58,838	0	58,838	58,838
RSUs(4)	1,757,097	1,757,097	0	1,757,097	1,757,097
Medical and Dental Insurance	15,374	0	0	0	176,364
Polaris Parts, Garments and Accessories	0	0	0	0	171,630
Total	3,586,568	4,569,504	0	3,208,949	3,556,943
(1)

This amount reflects the pro rata target cash incentive award adjusted for Company performance earned under the SEP by our NEOs for work performed in the fiscal year in which the termination occurs.

(2)

The amounts reflected for our NEOs represent the pro rata target payout for the 2020, 2021, and 2022 PRSU awards and assumes the payments would be made by March 2023, March 2024 and March 2025, respectively. For Mr. Mack, the amount also includes the 2018 PRSU award tied to 2023 Polaris Marine’s performance. The PRSU awards are accelerated and vest upon a Change in Control only if the award is not continued or the recipient is terminated by the Company without cause or terminates his or her employment for good reason.

(3)

Represents the in-the-money value of unvested and accelerated stock options.

(4)

Represents unvested and accelerated RSUs.

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Pay Ratio Disclosure

As a result of rules adopted by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), beginning for fiscal years starting January 1, 2017, the SEC requires disclosure of the ratio of the median employee’s annual total compensation to that of our CEO. The Company’s CEO for 2022 was Mr. Speetzen.

As of October 1, 2022, when we identified the median employee, our employee population, including all full-time, part-time, seasonal and temporary workers, consisted of approximately 16,132 individuals, of which 8,566 or approximately 53% were working in the United States, 7,566 or approximately 47% were working outside the United States and 4,980 or approximately 31% were salaried. Given the logistical difficulties and significant difference in the composition of total compensation in our operations in India, China, Japan and Vietnam, we elected to exclude all of our employees in India (304 employees), China (211 employees), Japan (10 employees), and Vietnam (234 employees) from our determination of the median employee. This meant that we excluded a total of 759 employees, or 4.7% of our total employee population, from the calculation. The median employee was selected from an adjusted employee population of approximately 15,373 full-time, part-time, seasonal and temporary workers, consisting of 8,566 employees in the United States and 6,807 employees located outside the United States.

The median employee was identified using gross wages including overtime, vacation, jury duty, and sick time paid during the nine-month period from January 1, 2022 to October 1, 2022, and excluded any variable compensation such as equity awards, bonuses, commissions, and allowances for items such as cell phones and cars for employees which are not widely distributed throughout the employee population. Wages paid in foreign currencies were converted into U.S. dollars using the exchange rate as of October 1, 2022.

For purposes of this disclosure, we have identified a new median employee since we last identified a median employee in 2019.

The 2022 annual total compensation for the median employee was calculated using the same methodology used for our NEOs as set forth on the 2022 Summary Compensation Table on page 51. This resulted in the median employee’s annual total compensation in 2022 as shown below.

Annual Total Compensation of Median Employee	$41,074
Annual Total Compensation of CEO (Mr. Speetzen)	$8,764,103

Based on this information for fiscal year 2022, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was approximately 213:1. Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K.

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Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company, illustrating pay versus performance, or PVP.

Year	Summary Compensation Table Total for PEO Wine ($)	(1)	Compensation Actually Paid to PEO Wine ($)	(1)	Summary Compensation Table Total for PEO Speetzen ($)	(2)	Compensation Actually Paid to PEO Speetzen ($)	(2)	Avg. Summary Compensation Table Total for Non-PEO NEOs ($)	(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)		Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions)	Adjusted EPS ($)
												(3)	Company TSR	S&P 1500 Leisure TSR
2022	N/A		N/A		8,764,103		7,956,976		3,391,580		3,114,271		107.00	97.46	447.1	10.40
2021	N/A		N/A		9,758,906		10,909,327		4,432,529		5,484,661		150.78	141.95	493.9	9.13
2020	8,137,459		4,798,447		N/A		N/A		3,293,726		2,696,883		127.99	117.06	124.8	7.74
(1)

2020 principle executive officer (PEO): S. Wine
(2)

2021-2022 PEO: M. Speetzen
(3)

The non-PEO named executive officers (NEOs) reflects the following individuals in each year:

2022: R. Mack, K. Pucel, S. Menneto, and S. Eastman

2021: R. Mack, K. Pucel, S. Menneto, and L. Clark Dougherty

2020: M. Speetzen, K. Pucel, S. Menneto, and S. Eastman

Compensation Actually Paid (CAP) illustrated in the table above is calculated by making the following adjustments from the Summary Compensation Table (SCT) totals as follows:

Item and Value Added (Deducted)	2022	2021	2020
For PEO:	Speetzen	Speetzen	Wine
- SCT “Stock Awards” column value	$2,957,842	$5,112,244	$3,529,122
- SCT “Option Awards” column value	$2,875,026	$2,057,559	$4,031,134
+ year-end fair value of outstanding equity awards granted in Covered Year	$5,267,737	$6,005,587	$7,513,453
+/- change in fair value of outstanding equity awards granted in prior years	$(272,846)	$937,493	$(1,553,106)
+/- change in fair value of prior-year equity awards vested in Covered Year	$30,847	$1,377,144	$(1,739,103)
For Non-PEO Named Executive Officers (Average):
- SCT “Stock Awards” column value	$925,950	$2,224,573	$844,580
- SCT “Option Awards” column value	$900,010	$814,150	$837,511
+ year-end fair value of outstanding equity awards granted in Covered Year	$1,649,055	$2,708,993	$1,797,982
+/- change in fair value of outstanding equity awards granted in prior years	$(154,621)	$751,578	$(361,717)
+/- change in fair value of prior-year equity awards vested in Covered Year	$54,217	$630,284	$(346,446)

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The charts below describe the relationship between the PEO and other NEOs’ CAP to Net Income, Total Shareholder Return, and adjusted EPS.

The following table lists the three financial performance measures that we believe represent the most important financial performance measures we used to link compensation actually paid to our named executive officers to our performance:

Most Important Performance Measures

Total Shareholder Return (TSR)
Net Income
Earnings per Share (EPS)

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Equity Compensation Plan Information

Our shareholders have approved our 1995 Stock Option Plan, Employee Stock Purchase Plan, Deferred Compensation Plan for Directors, and the Omnibus Plan. Awards may currently be made only under the Omnibus Plan and the Employee Stock Purchase Plan.

We do not have any equity compensation plans outstanding that have not been approved by shareholders.

The following table sets forth certain information as of December 31, 2022, with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	4,368,578	(1)(2)	$106.16	(3)	6,717,778	(4)
Equity compensation plans not approved by security holders	None		N/A		None
Total	4,368,578		$106.16		6,717,778
(1)

Includes 3,123,755 shares issuable upon exercise of outstanding stock options, 691,819 shares issuable upon settlement of outstanding RSUs, 340,898 shares issuable upon settlement of outstanding PRSUs, 121,236 shares issuable upon settlement of deferred stock units and accompanying dividend equivalent units issued under the Omnibus Plan to non-employee directors and 90,870 shares issuable upon settlement of CSEs awarded to non-employee directors under the Deferred Compensation Plan for Directors. The actual number of PRSUs to be issued depends on our financial performance over a period of time. [This number may overstate potential dilution due to performance awards being reported based upon potential maximum achievement.]

(2)

The weighted average remaining contractual life of outstanding options was 5.2 years as of December 31, 2022. Unvested stock options and PRSUs do not receive dividend equivalents.

(3)

Reflects the weighted-average exercise price of outstanding options. There is no exercise price for outstanding deferred stock units, RSUs, CSEs or PRSUs.

(4)

A total of 5,245,135 shares were available under the Omnibus Plan (the Omnibus Plan pool is decreased by three shares for every one share subject to a full-value award), which shares may be issued other than upon the exercise of an option, warrant or right, and a total of 1,472,643 shares were available under the Employee Stock Purchase Plan.

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Proposal 2 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

As required pursuant to Section 14A of the Securities Exchange Act, we are providing our shareholders with the opportunity to vote to approve the compensation of our Named Executive Officers (NEOs) as disclosed in this Proxy Statement. As described in the Compensation Discussion and Analysis (CD&A), our executive compensation philosophy and programs align executive compensation decisions with our desired business direction, strategy and performance. The primary objectives and priorities of the compensation program include:

•

Emphasizing variable compensation that is tied to our financial and stock price performance to generate and reward superior individual and collective performance;

•

Linking executives’ incentive goals with the interests of our shareholders, providing equity-based forms of compensation and establishing specific stock ownership guidelines for key management employees;

•

Supporting and rewarding executives for consistent performance over time and achievement of our long-term strategic goals; and

•

Attracting and retaining highly qualified executives whose abilities are critical to our success and competitive advantages.

At the 2017 Annual Meeting, shareholders voted to hold an advisory “Say-on-Pay” vote on an annual basis. As such, our shareholders have a right to cast an advisory vote on our executive compensation program at the Annual Meeting. As a result, we are presenting this proposal, which gives you, as a shareholder, the opportunity to vote on the following resolution:

“RESOLVED, that the shareholders approve the compensation of Polaris Inc. NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in this Proxy Statement.”

The Board urges shareholders to endorse the compensation programs for our NEOs by voting “FOR” the resolution.

As discussed in the CD&A contained in this Proxy Statement, the Compensation Committee of the Board believes that the executive compensation provided for 2022 is reasonable and consistent with our pay for performance philosophy. Compensation for the year is established in January or February and is guided by the prior year performance as well as projections for the forthcoming year. In deciding how to vote on this proposal, the Board advises you to consider our pay for performance philosophy coupled with the factors related to the compensation of our NEOs in fiscal 2022, each of which is discussed in the CD&A.

Because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Board and the Compensation Committee will carefully review the voting results. To the extent there is any significant negative vote on this proposal, we may consult directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs.

We currently hold an advisory vote to approve named executive officer compensation every year. This year we are holding an advisory vote on the frequency of the advisory vote on executive compensation (see Proposal 3 in this proxy statement). We expect to hold our next advisory vote to approve named executive officer compensation at our 2024 Annual Meeting, subject to the outcome of the vote on Proposal 3.

The Board, upon recommendation of the Compensation Committee, unanimously recommends a vote FOR approval of the compensation of our Named Executive Officers.

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Proposal 3 — Advisory Vote on Frequency of Future Votes to Approve the Compensation of our Named Executive Officers

As required pursuant to Section 14A of the Securities Exchange Act, we are providing our shareholders with the opportunity to vote to approve on an advisory basis the frequency of future shareholder advisory votes to approve the compensation of our Named Executive Officers.

Shareholders are being asked to vote on whether future shareholder advisory votes to approve the compensation of our Named Executive Officers should occur every one, two or three years. You will also have the choice to abstain from voting on this proposal.

At the 2017 Annual Meeting, the shareholders selected one year as the frequency of future advisory votes to approve the compensation of our Named Executive Officers, which the Board adopted.

The Board, upon recommendation of the Compensation Committee, unanimously recommends a vote for the option of every ONE YEAR as the frequency for which shareholders are to provide future advisory votes to approve the compensation of our Named Executive Officers.

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Proposal 4 — Reincorporation of the Company from Minnesota to Delaware

Our Board has approved and recommends that our shareholders approve a proposal to change the Company’s state of incorporation from Minnesota to Delaware (the “Reincorporation”). If our shareholders approve the proposal, we intend to effect the Reincorporation by converting to a Delaware corporation as provided by Minnesota law and Delaware law. In this proxy statement, we sometimes refer to the Company as a Minnesota corporation before the Reincorporation as “Polaris Minnesota” and the Company as a Delaware corporation after the Reincorporation as “Polaris Delaware.” Our Board has approved a plan of conversion attached as Appendix B (the “Plan of Conversion”) to effect the Reincorporation.

Assuming the shareholders approve this proposal and the Reincorporation becomes effective, the principal effects will be that:

•

the Company will become subject to Delaware corporation laws, and the Company’s existing Articles of Incorporation (the “Minnesota Articles of Incorporation”) and Bylaws (the “Minnesota Bylaws”) will be replaced by a new certificate of incorporation (the “Delaware Certificate of Incorporation”) and bylaws (the “Delaware Bylaws”), as more fully described below;

•

Polaris Delaware will (a) be deemed to be the same entity as Polaris Minnesota for all purposes under Minnesota and Delaware law, and (b) continue to have all of the rights, privileges and powers of Polaris Minnesota, except for the changes that result from being governed by Delaware law, the Delaware Certificate of Incorporation and Delaware Bylaws;

•

each outstanding share of Polaris Minnesota common stock will continue as an outstanding share of Polaris Delaware common stock, and each outstanding option, warrant or other right to acquire shares of Polaris Minnesota common stock will continue as an outstanding option, warrant or other right to acquire shares of Polaris Delaware common stock;

•

other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets or liabilities of the Company, nor will it result in any change in location of our current employees, including management;

•

the Delaware Certificate of Incorporation will not increase or decrease the total number of shares of all classes of capital stock that the Company has authority to issue; and

•

the name of the Company following the Reincorporation will remain Polaris Inc.

Certain Risks Associated with the Reincorporation

Notwithstanding the belief of our Board as to the benefits to our shareholders of the Reincorporation, there can be no assurance that the Reincorporation will result in the benefits discussed in this proxy statement, including the benefits of or resulting from incorporation under Delaware, the ability to attract and retain qualified directors and officers or certain changes in our corporate governance.

Reasons for the Reincorporation

Our Board believes that the Reincorporation is in the best interests of the Company and will help maximize shareholder value by allowing us to be able to draw upon Delaware’s well-established principles of corporate governance in making business and legal decisions. The prominence and predictability of Delaware corporate law provides a reliable foundation on which our governance decisions can be based. We believe that shareholders and the Company will benefit from the responsiveness of Delaware corporate law. Below is a summary of the principal factors the Board considered in electing to pursue the Reincorporation.

Highly Developed and Predictable Corporate Law

Delaware has comprehensive and flexible corporate laws that are revised regularly by the Delaware legislature to meet changing business circumstances. The Delaware legislature is sensitive to issues of corporate law and responsive to developments in modern corporate law. Delaware’s specialized Chancery Court deals almost exclusively with corporate law and has streamlined procedures and processes to provide relatively quick decisions. In addition, the Delaware Supreme Court, the only Delaware appeals court, is highly regarded. These courts have considerable expertise in dealing with corporate issues and have developed a substantial and influential body of corporate case law. In

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contrast, Minnesota does not have a similarly robust body of corporate case law and lacks a similar specialized court established to hear only corporate law cases.

More than 66% of the Fortune 500 companies are incorporated in Delaware, resulting in Delaware law and administrative practices being well-known and widely understood. Thus, it is anticipated that our legal affairs and corporate governance will be more efficient, predictable and flexible under Delaware law than they currently are under Minnesota law. In addition, Delaware provides a well-developed body of law defining the fiduciary duties and decision-making processes expected of boards of directors in a variety of contexts, including in evaluating potential and proposed corporate takeover offers and business combinations. Our Board believes that Delaware law will help it protect our strategic objectives, consider fully any proposed takeover and alternatives, and, if appropriate, negotiate terms that maximize the benefits to all of our shareholders.

Enhanced Ability to Attract and Retain Directors and Officers

Our Board believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, and encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board of Directors. Delaware law is more familiar than Minnesota law to potential director candidates, and offers directors and officers greater certainty and stability. Director and officer liability is more extensively addressed in Delaware court decisions and is therefore better defined and better understood than under Minnesota law. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law will enable us to compete more effectively in the recruitment and retention of talented and experienced directors and officers.

Effect of Reincorporation

If this proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of Shareholder Rights Before and After the Reincorporation.”

The Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of our headquarters or current employees, including management. The Reincorporation will not affect our daily business operations, our organizational structure or our consolidated financial condition and results of operations. In addition, the Reincorporation will not alter the composition of management or our Board. After the Reincorporation, the Company’s principal executive offices will remain located at 2100 Highway 55, Medina, Minnesota 55340.

Plan of Conversion

The Reincorporation will be effected pursuant to the Plan of Conversion to be adopted by Polaris Minnesota. The Plan of Conversion provides that the Company will convert into a Delaware corporation and become subject to Delaware law. By virtue of the conversion, all the rights, privileges and powers of Polaris Minnesota, all property owned by Polaris Minnesota, all debts due to Polaris Minnesota and all causes of action belonging to Polaris Minnesota immediately prior to the conversion will remain vested in Polaris Delaware following the conversion. In addition, by virtue of the conversion, all debts, liabilities and duties of Polaris Minnesota immediately prior to the conversion will remain attached to Polaris Delaware following the conversion. Each director and officer of Polaris Minnesota will continue to hold his or her respective office with Polaris Delaware.

If this proposal is approved by our shareholders, the Reincorporation would become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, a certificate of conversion (the “Delaware Certificate of Conversion”) and the Delaware Certificate of Incorporation. If this proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected shortly after the Annual Meeting (the “Effective Time”). However, the Reincorporation may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by our Board at any time prior to the Effective Time, including after approval of this proposal, if our Board determines for any reason that doing so would be in the best interests of the Company and its shareholders.

At the Effective Time, each outstanding share of common stock of Polaris Minnesota will automatically convert into one share of common stock of Polaris Delaware and each outstanding option or other right to purchase shares of Polaris Minnesota common stock will constitute an option or other right to purchase an equal number of shares of Polaris Delaware common stock. Company shareholders and holders of Company stock options will not be required to exchange their Polaris Minnesota stock certificates or stock options, respectively, and should not destroy any stock certificate or stock option or submit any stock certificate or

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stock option to the Company unless they are requested to do so by the Company. Any Polaris Minnesota stock certificates submitted to the Company for transfer after the Effective Time, whether pursuant to a sale or otherwise, will be exchanged automatically for Polaris Delaware stock certificates.

Dissenters’ or Appraisal Rights

Our shareholders will not be entitled to dissenters’ rights or appraisal rights as a result of the Reincorporation.

Description of the Company’s Capital Stock at the Effective Time

If this proposal is approved by our shareholders and the Reincorporation becomes effective, at the Effective Time, Polaris Minnesota will convert into Polaris Delaware, and the rights of shareholders of Polaris Delaware will generally be governed by Delaware law, the Delaware Certificate of Incorporation and the Delaware Bylaws. The following is a description of the capital stock of Polaris Delaware at the Effective Time. This description is not intended to be complete and is qualified in its entirety by reference to the full texts of the Delaware Certificate of Incorporation and Delaware Bylaws, copies of which are attached as Exhibits A and B, respectively, to the Plan of Conversion, which is attached to this proxy statement as Appendix B, and relevant provisions of Delaware law.

Generally

At the Effective Time, the total number of shares of all classes of capital stock that the Company has authority to issue will remain at 180,000,000 consisting of (a) 20,000,000 shares of preferred stock and (b) 160,000,000 shares of common stock.

Description of Common Stock

All issued and outstanding shares of common stock at the Effective Time will remain outstanding.

At the Effective Time, the holders of shares of Polaris Delaware common stock will continue to be entitled to one vote per share on all matters to be voted on by shareholders. Except with respect to the election of directors or as otherwise required by law, all questions submitted to a vote of Polaris Delaware shareholders will be decided by the affirmative vote of the holders of the greater of (a) a majority of the voting power of the shares present and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at a duly held meeting of shareholders; provided that the removal of directors or amendments to provisions of the Delaware Certificate of Incorporation relating to the classification of our Board require the affirmative vote of not less than 75% of the voting power of all outstanding shares entitled to vote, voting together as a single class. Directors will be elected by the vote of the majority of the votes cast with respect to the director, provided that directors are elected by a plurality of the votes present and entitled to vote on the election of directors if the number of nominees exceeds the number of directors to be elected.

Polaris Delaware common stock will not be redeemable, will not have subscription or conversion rights and will not entitle common stockholders to any preemptive rights to subscribe for any shares of any class or series of Polaris Delaware capital stock, or for any obligations convertible into shares of any class or series of Polaris Delaware capital stock.

At the Effective Time, the holders of Polaris Delaware common stock will be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Company as may be declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor. In the event of any liquidation, dissolution or winding up of the affairs of the Company, after payment or provision for payment of the Company’s debts and subject to the rights of the holders of shares of any series of preferred stock upon such dissolution, liquidation or winding up, the holders of the shares of Polaris Delaware common stock will be entitled to the remaining net assets of the Company to be distributed equally on a per share basis.

The Minnesota Articles of Incorporation and Minnesota Bylaws have, and the Delaware Certificate of Incorporation and Delaware Bylaws will contain, provisions that could have the effect of delaying or deferring a change in control of the Company, including provisions that:

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•

provide for a classified board, which has the effect of making it more difficult for shareholders to change the composition of our Board;

•

grant our Board discretion to create and issue preferred stock from time to time without shareholder approval;

•

provide that any vacancy on our Board may be filled only by the affirmative vote of a majority of the remaining directors then in office, and not by the shareholders; and

•

establish advance notice requirements for shareholders to nominate candidates for election as directors at any meeting of shareholders or to present any other business for consideration at any meeting of shareholders.

After the Effective Time, the Company’s common stock will continue to be listed on the NYSE and trade under the symbol “PII.”

At the Effective Time, Section 203 of the Delaware General Corporation Law (“DGCL”) will apply to Polaris Delaware and its shareholders. This provision provides that a corporation that is listed on a national securities exchange or that has more than 2,000 shareholders is not permitted to engage in a business combination with any interested shareholder, generally a person who owns 15% or more of the outstanding shares of a corporation’s voting stock, for three years after the person became an interested shareholder, unless (a) before the person became an interested shareholder, the Board approved either the transaction resulting in a person becoming an interested shareholder or the business combination, (b) upon consummating the transaction which resulted in the person becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans), or (c) on or after the date the person becomes an interested shareholder, the business combination is approved by the board of directors and at an annual or special meeting of shareholders by the affirmative vote of at least 66-2/3% of the corporation’s outstanding voting stock which is not owned by the interested shareholder. The prohibitions on transactions with interested shareholders do not apply to, among other things, interested shareholders who became such before the date and time at which the certificate of incorporation became effective.

EQ Shareowner Services will continue to be the transfer agent and registrar for Polaris Delaware common stock.

Description of Preferred Stock

At the Effective Time, the Delaware Certificate of Incorporation will continue to authorize the Polaris Delaware Board to create and provide for the issuance of up to 20,000,000 shares of preferred stock without the approval of our shareholders. The Polaris Delaware Board will be authorized from time to time to provide for the issuance of shares of preferred stock in one or more series, setting forth the designation of each such series, and fixing the relative rights and preferences of each such series, including, without limitation, dividend rights, redemption rights, conversion privileges and liquidation rights.

Polaris Minnesota is currently authorized to issue up 20,000,000 shares of preferred stock under the Minnesota Articles of Incorporation. As of the date hereof, the Company has neither designated nor issued any shares of preferred stock.

The transfer agent and registrar for a particular series of preferred stock will be set forth in an applicable prospectus supplement.

The Charters and Bylaws of Polaris Delaware and Polaris Minnesota

The provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws will be similar in substance to those of the Company’s existing Minnesota Articles of Incorporation and Minnesota Bylaws in most respects. The differences include but are not limited to:

•

the Board will no longer be able to take action by written consent without obtaining unanimous written consent;

•

so long as the Board remains classified, directors may only be removed with cause and by the affirmative vote of at least 75% of the voting power of all outstanding shares of capital stock entitled to vote at an election of that director;

•

assuming Proposal 5 is approved by shareholders, the Delaware Bylaws will contain an exclusive jurisdiction provision, which provides that any shareholder derivative suits, fiduciary duty claims, any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Certificate of Incorporation or Delaware Bylaws or any action asserting a claim that is required by applicable law to be brought in the Delaware Court of Chancery; and

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•

assuming Proposal 6 is approved by shareholders, the Delaware Certificate of Incorporation will provide that no officer of Polaris Delaware will be personally liable to Polaris Delaware or its shareholders for monetary damages for breach of fiduciary duty as an officer to the extent permitted by Delaware law.

For a discussion of all the legal changes that will result from the Reincorporation, see “Comparison of Shareholder Rights Before and After the Reincorporation,” as well as Exhibits A and B, respectively, to the Plan of Conversion, which is attached as Appendix B to this proxy statement.

No Changes to Employee Benefit Plans

Upon effectiveness of the Reincorporation, all of Polaris Minnesota’s employee benefit plans will be continued by Polaris Delaware, and each stock option and other equity-based award issued and outstanding pursuant to such plans will automatically convert into a stock option or other equity-based award with respect to the same number of shares of Polaris Delaware, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the Reincorporation would constitute approval of the assumption of these plans by Polaris Delaware. Assuming the Reincorporation is approved, Polaris Delaware will continue Polaris Minnesota’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

Comparison of Shareholder Rights Before and After the Reincorporation

The Reincorporation will result in certain changes to the rights of the Company’s shareholders because of differences between Minnesota law and Delaware law and differences between the Company’s governing documents before and after the Reincorporation. The most significant provisions of Minnesota law and Delaware law are summarized below, along with the differences between the rights of the Company’s shareholders immediately before and immediately after the Reincorporation. This summary is not an exhaustive list of all differences, or a complete description of the differences described, and is qualified in its entirety by reference to Minnesota law, Delaware law, the Minnesota Articles of Incorporation, the Minnesota Bylaws, the Delaware Certificate of Incorporation and the Delaware Bylaws. Copies of the Minnesota Articles of Incorporation and Minnesota Bylaws are filed with the SEC as exhibits to our periodic reports. The Delaware Certificate of Incorporation and Delaware Bylaws are included in this proxy statement as Exhibit A and Exhibit B, respectively, of the Plan of Conversion that is attached hereto as Appendix B.

Polaris Minnesota	Polaris Delaware
Elections; Voting; Procedural Matters
Classified Board of Directors	Classified Board of Directors

The Minnesota Articles of Incorporation provide that, in the event that the Board consists of three or more persons, the directors will be divided into three classes, designated Class I, Class II and III.

The Delaware Certificate of Incorporation will be substantially identical to the Minnesota Articles of Incorporation with respect to the classification of the Board.
Director Elections	Director Elections

The Minnesota Articles of Incorporation provide that directors are elected by the vote of the majority of the votes cast with respect to the director, provided that directors are elected by a plurality of the votes present and entitled to vote on the election of directors if the number of nominees exceeds the number of directors to be elected.

The Delaware Certificate of Incorporation will be substantially identical to the Minnesota Articles of Incorporation with respect to the vote required for the election of directors.
Number of Directors	Number of Directors
The Minnesota Articles of Incorporation provide that the number of directors will consist of not less than three nor more than fifteen persons, who need not be shareholders.	The Delaware Certificate of Incorporation will be substantially identical to the Minnesota Articles of Incorporation with respect to the number of directors.

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Polaris Minnesota	Polaris Delaware
Elections; Voting; Procedural Matters
Removal of Directors	Removal of Directors

Minnesota law provides that directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of directors, except that directors elected by a series or class of stock may only be removed by the affirmative vote of the holders of a majority of the voting power of all shares of that class or series entitled to vote at an election of that director.

Delaware law provides that, so long as the Board of Directors is classified, removal of a director from office may only be done for cause.

The Minnesota Articles of Incorporation provide that removal of a director from office, with or without cause, requires the affirmative vote of not less than 75% of the voting power of all outstanding shares entitled to vote, voting together as a single class.

The Delaware Certificate of Incorporation will provide that a director may be removed from office (i) only with cause and
(ii) only by the affirmative vote of not less than 75% of the voting power of all outstanding shares entitled to vote, voting together as a single class.

Board Vacancies; Newly-created Directorships	Board Vacancies; Newly-created Directorships

Minnesota law provides that, unless the articles or bylaws provide otherwise, any vacancies on the board resulting from (a) the death, resignation, removal or disqualification of a director may be filled by an affirmative vote of a majority of the remaining directors, even though less than a quorum, and (b) newly created directorships may be filled by the affirmative vote of the majority of the directors serving at the time of the increase, and each director elected to fill a vacancy holds office until a qualified successor is elected by the shareholders at the next regular or special meeting of the shareholders.

The Delaware Certificate of Incorporation and Delaware Bylaws will be substantially identical to the Minnesota Articles of Incorporation and Minnesota Bylaws with respect to vacancies on the Board.
The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.
Shareholder Voting – Quorum	Shareholder Voting – Quorum
Minnesota law provides that the holders of a majority of the voting power of the shares entitled to vote at a meeting are a quorum, unless the articles or bylaws provide otherwise.	Delaware law provides that a majority of the shares entitled to vote generally constitutes a quorum at a meeting, unless the certificate of incorporation or bylaws provide otherwise.
The Minnesota Bylaws do not vary from Minnesota law.	The Delaware Bylaws will be substantially identical to the Minnesota Bylaws with respect to quorum.
Shareholder Voting – Action Generally	Shareholder Voting – Action Generally
Minnesota law provides that, except for the election of directors, shareholders take action by majority vote, except where Minnesota law or the articles require a larger proportion or number.

Delaware law provides that in all matters other than the election of directors, shareholders take action by majority vote, except where Delaware law or the articles require a larger proportion or number.

The Minnesota Bylaws provide that shareholders take action by the affirmative vote of the holders of the greater of (a) a majority of the voting power of the shares present and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at a duly held meeting of shareholders.

The Delaware Bylaws will be substantially identical to the Minnesota Bylaws with respect to shareholder action generally.

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Polaris Minnesota	Polaris Delaware
Elections; Voting; Procedural Matters
Shareholder Proposals; Advance Notice	Shareholder Proposals; Advance Notice

The Minnesota Bylaws provide that shareholders must provide written notice of any shareholder director nominees or other proposal to be submitted at an annual meeting not later than 90 days prior to the anniversary date of the immediately preceding annual meeting unless the date of the annual meeting of shareholders is more than 30 days before or 60 days after such anniversary date, and in which case, written notice must be submitted not later than 90 days before such annual meeting, or, if later, within 10 days after the first public announcement of such annual meeting. Such notice must contain the information described in Section 1.13 of the Minnesota Bylaws.

The Delaware Bylaws will provide that shareholders must provide written notice of any shareholder director nominees or other proposal to be submitted at an annual meeting not later than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting unless the date of the annual meeting of shareholders is more than 30 days before or 60 days after such anniversary date, and in which case, written notice must be submitted not later than 90 days before such annual meeting, or, if later, within 10 days after the first public announcement of such annual meeting. To be timely, a shareholder’s notice for business to be considered at a special meeting must be received not more than five business days after delivery to the Company of a special meeting notice. Such notice must contain the information described in Section 1.13 and Section 2.14, as applicable, of the Delaware Bylaws.

Shareholder Voting – Mergers	Shareholder Voting – Mergers

Minnesota law provides that in addition to approval by the board of directors, the terms of a merger or a sale of substantially all of a corporation’s assets outside the ordinary course of business generally must be approved by a majority of outstanding shares entitled to vote.

A shareholder vote is not required for a plan of merger if (a) the articles of the corporation will not be amended, (b) each shareholder with shares that were outstanding immediately before the merger’s effective date will hold the same number of shares with identical rights immediately after the merger, (c) the voting power of the outstanding shares of the corporation entitled to vote immediately after the merger plus the voting power of the shares of the corporation entitled to vote issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20% of the voting power of the outstanding shares of the corporation entitled to vote immediately before the transaction, and (d) the number of participating shares of the corporation immediately after the merger, plus the number of participating shares of the corporation issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20% of the number of participating shares of the corporation immediately before the transaction.

Delaware law provides that in addition to approval by the board of directors, the terms of a merger or a sale of substantially all of the assets of a corporation generally must be approved by a majority of outstanding shares entitled to vote.

A shareholder vote of the surviving corporation in a merger is generally not required (unless otherwise required by its certificate of incorporation) if (a) the plan of merger does not amend the existing certificate of incorporation, (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. In addition, the merger of a 90%-owned subsidiary into its parent corporation only needs to be approved by the board of directors of the parent corporation.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.

With the exception of the statutory provisions described above, the Delaware Certificate of Incorporation and Delaware Bylaws will be substantially identical to the Minnesota Articles of Incorporation and Minnesota Bylaws with respect to mergers.

Shareholder Action by Written Consent	Shareholder Action by Written Consent
Minnesota law allows shareholders to act by written consent, but requires that such actions be consented to by all of the shareholders entitled to vote on that action.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

The Minnesota Bylaws do not vary from Minnesota law.

The Delaware Certificate of Incorporation will allow shareholders to act by written consent, but, consistent with Minnesota law, requires that such actions be consented to by all of the shareholders entitled to vote on that action.

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Polaris Minnesota	Polaris Delaware
Elections; Voting; Procedural Matters
Special Meetings of Shareholders	Special Meetings of Shareholders

Minnesota law provides that special meetings of the shareholders may be called for any purpose at any time by (a) the chief executive officer, (b) the chief financial officer, (c) the board of directors or two or more directors, or (d) a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any business combination must be called by 25% or more of the voting power of all shares entitled to vote, who shall demand such special meeting by written notice given to the chief executive officer or chief financial officer specifying the purposes of such meeting.

Delaware law provides that special meetings of shareholders may be called by (a) the board of directors or (b) any persons authorized in the certificate of incorporation or bylaws.
The Minnesota Bylaws do not vary from Minnesota law.

The Delaware Bylaws will provide that special meetings of the shareholders may be called for any purpose at any time by (a) the chief executive officer, (b) the chief financial officer, (c) the Board or two or more directors, (d) the Chairman of the Board or (e) a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any business combination must be called by 25% or more of the voting power of all shares entitled to vote, who shall demand such special meeting by written notice given to the chief executive officer or chief financial officer specifying the purposes of such meeting.

Amendment of Articles of Incorporation	Amendment of Certificate of Incorporation

Minnesota law provides that a corporation may amend its articles of incorporation by adoption of a board resolution followed by a majority vote of shareholders, unless the articles of incorporation require a larger percentage. In addition, shareholders owning 3% or more of the voting power of shares entitled to vote may propose an amendment to the articles of incorporation and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval. If the articles provide for a larger proportion or number to transact a specified type of business at a meeting, the affirmative vote of that larger proportion or number is necessary to amend the articles to decrease the proportion or number necessary to transact the business.

Delaware law provides that a corporation may amend its certificate of incorporation by adoption of a board resolution followed by the affirmative vote of the majority of shareholders.
If an amendment directly affects the shares of a class or series of stock, the holders of the class or series are entitled to vote on the amendment as a class, unless the certificate of incorporation opts out of the separate class vote for increases or decreases in the number of authorized shares of any class of stock. If a certificate of incorporation requires a greater vote for action by the board of directors, shareholders or other security holders than otherwise required under Delaware law, the provision requiring the greater vote may be amended only by that greater vote.

The Minnesota Articles of Incorporation do not vary from Minnesota law, except that the affirmative vote of 75% of the voting power of all outstanding shares entitled to vote, voting together as a single class, is required to amend or repeal, or adopt any provisions inconsistent with, the provisions of the Minnesota Articles of Incorporation relating to the classification of the Board.

The Delaware Certificate of Incorporation and Delaware Bylaws will be substantially identical to the Minnesota Articles of Incorporation and Minnesota Bylaws with respect to amendments to the certificate of incorporation, except that shareholders do not have the power to unilaterally propose amendments to the Delaware Certificate of Incorporation under Delaware law.

Amendment of Bylaws	Amendment of Bylaws

Minnesota law provides that shareholders holding 3% or more of the voting power of the shares entitled to vote may propose an amendment to the bylaws and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval.

Minnesota law also provides that the board may adopt, amend or repeal the bylaws, subject to the power of the shareholders as described above. After the adoption of the initial bylaws, the board may not adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

Delaware law provides that a corporation’s shareholders may adopt, amend or repeal the corporation’s bylaws without board approval. If permitted by a corporation’s certificate of incorporation, the corporation’s directors may amend or repeal the bylaws, subject to the shareholders’ power to amend or repeal the bylaws. A bylaw amendment adopted by shareholders which specifies the votes necessary for director elections cannot be amended or repealed by the board of directors.

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Polaris Minnesota	Polaris Delaware
Elections; Voting; Procedural Matters
Amendment of Bylaws	Amendment of Bylaws
The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.

The Delaware Certificate of Incorporation and Delaware Bylaws will give the Board the authority to adopt, amend or repeal the bylaws. In addition, shareholders will be entitled to amend the Delaware Bylaws. Unlike the Minnesota Bylaws, a shareholder will not be required to own any minimum amount of Polaris Delaware stock in order to propose a binding amendment to the Delaware Bylaws.

Board or Committee Action by Written Consent	Board or Committee Action by Written Consent

The Minnesota Articles of Incorporation permits the Board of Directors to take any action, other than an action requiring shareholder approval, by a written consent signed by a majority of the directors then in office.

The Delaware Bylaws will permit the Board of Directors to take any action by written consent, except that any such action must be unanimous under Delaware law.
Interested Party Transactions	Interested Party Transactions

Minnesota law provides that a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other entity in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if:

(a)

the contract or transaction was fair and reasonable as to the corporation at the time it was approved (the person asserting the validity of the contract or transaction has the burden of proof);

(b)

the material facts as to the contract or transaction and as to the director’s interest are fully disclosed or known to the holders of all outstanding shares, whether or not entitled to vote, and the contract or transaction is approved in good faith by (i) the holders of 2/3rds of the voting power of the shares entitled to vote (excluding shares owed by the interested director), or (ii) the unanimous affirmative vote of the holders of all outstanding shares, whether or not entitled to vote; or

(c)

the material facts as to the contract or transaction and as to the director’s interest are fully disclosed or known to the board or a committee, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a majority of the disinterested directors or committee members (even if these directors are less than a quorum).

Delaware law provides that a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if:

(a)

the material facts of the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed to or known by the board or committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of the majority of the disinterested directors (even if these directors are less than a quorum);

(b)

the material facts of the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed to or known to the shareholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or

(c)

the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from Delaware law.

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Polaris Minnesota	Polaris Delaware
Elections; Voting; Procedural Matters
Dissent and Appraisal Rights	Dissent and Appraisal Rights

Minnesota law provides that appraisal rights are available in the event of: (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects certain rights or preferences of a shareholder; (b) a sale of all or substantially all the corporation’s assets; (c) a statutory merger; (d) a plan of exchange; (e) a plan of conversion; (f) an amendment to the articles in connection with a combination of shares and cash in lieu of fractional shares; and (g) any other corporate action taken by a shareholder vote which directs that dissenting shareholders may obtain payment for their shares; provided, that, unless the articles, the bylaws, or a resolution approved by the board provides otherwise, appraisal rights do not apply to a shareholder of shares not entitled vote on the merger or exchange.

In addition, except in the case of a statutory short-form merger under Minnesota law, appraisal rights do not apply to shares of any class or series that is listed on a national securities exchange so long as the shareholder receives in exchange for such shares, publicly traded shares listed on a national securities exchange or cash in lieu of fractional shares.

Delaware law provides that appraisal rights are available only in connection with statutory mergers or consolidations, or an amendment of a corporation’s certificate of incorporation to cause it to become a public benefit corporation. In addition, in the case of most mergers, unless the certificate of incorporation provides otherwise, shareholders do not receive appraisal rights for any class or series of stock (a) listed on a national securities exchange or (b) that has more than 2,000 shareholders, except if shareholders are required to accept anything other than (i) shares of the corporation surviving or resulting from the merger or consolidation, (ii) shares of any other corporation which at the effective time of the merger or consolidation are either listed on a national securities exchange or that has more than 2,000 shareholders, (iii) cash in lieu of fractional shares, or (iv) any combination of the foregoing shares and cash in lieu of fractional shares.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from Delaware law.
Sale of Assets; Dissolution; Winding Up	Sale of Assets; Dissolution; Winding Up

Minnesota law provides that the holders of a majority of the voting power of the outstanding voting stock of a corporation must vote to approve (a) the disposition of substantially all of the corporation’s property and assets not in the usual and regular course of its business, and (b) the dissolution of the corporation.

Delaware law provides that the holders of a majority of the outstanding voting stock of a corporation must vote to approve (a) the disposition of all or substantially all of a corporation’s property and assets, and (b) the dissolution of the corporation, unless a greater vote is provided for in the certificate of incorporation.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from Delaware law.
Limitation on Personal Liability of Directors	Limitation on Personal Liability of Directors

Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles. Such articles may not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for illegal distributions, (d) for any transaction from which the director derived an improper personal benefit, or (e) for any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective.

Delaware law provides that a corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation and its shareholders for monetary damages for breach of fiduciary duty as a director. Delaware law currently provides that this limitation of liability does not apply to liability (a) for breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) illegal distributions to shareholders or unlawful stock repurchases, or (d) for any transaction from which the director derived any improper personal benefit.

The Minnesota Articles of Incorporation provide that no director of Polaris Minnesota will be personally liable to Polaris Minnesota or its shareholders for monetary damages for breach of fiduciary duty as a director to the extent permitted by Minnesota law.

The Delaware Certificate of Incorporation will provide that no director of Polaris Delaware will be personally liable to Polaris Delaware or its shareholders for monetary damages for breach of fiduciary duty as a director to the extent permitted by Delaware law.

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Polaris Minnesota	Polaris Delaware
Elections; Voting; Procedural Matters
Limitation on Personal Liability of Officers	Limitation on Personal Liability of Officers

Minnesota law does not include provisions providing that a corporation may eliminate or limit an officer’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as an officer.

Delaware law provides that a corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of an officer to the corporation and its shareholders for monetary damages for breach of fiduciary duty as an officer. Delaware law currently provides that this limitation of liability does not apply to liability (a) for breach of the officer’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the officer derived any improper personal benefit or (d) in any action by or in the right of the corporation.

Assuming Proposal 6 is approved by shareholders, the Delaware Certificate of Incorporation will include the Officer Exculpation Provision (as defined in Proposal 6). If Proposal 6 is not approved by shareholders, the Delaware Certificate of Incorporation will omit the Officer Exculpation Provision.

Indemnification of Directors and Officers	Indemnification of Directors and Officers

Minnesota law provides that, unless prohibited by the articles or bylaws, a corporation must indemnify a person made or threatened to be made a party to a proceeding because of the person’s former or present official capacity in the corporation against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person:

(a)

has not been indemnified by another organization or employee benefit plan for the costs incurred by the person in connection with the proceeding with respect to the same acts or omissions;

(b)

acted in good faith;

(c)

received no improper personal benefit and, if applicable, the interested party transaction statute, summarized above, has been satisfied;

(d)

in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and

(e)

in the case of acts or omissions occurring in the official capacity, reasonably believed that the conduct was in the best interests of the corporation, or in the case of acts or omissions, reasonably believed that the conduct was not opposed to the best interests of the corporation.

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, establish that the person did not meet the criteria set forth above.

Delaware law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person:

(a)

acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and

(b)

with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

With respect to actions by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which a person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will require that Polaris Delaware indemnify directors and officers to the fullest extent permitted or required by law.

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Polaris Minnesota	Polaris Delaware
Elections; Voting; Procedural Matters
Advancement of Expenses	Advancement of Expenses

Minnesota law provides that, unless prohibited by the articles or bylaws, if a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the corporation, to payment or reimbursement by the corporation of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding (a) upon receipt by the corporation of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth above has been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification as described above.

Delaware law provides that expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.

The Delaware Certificate of Incorporation will provide for the advancement of expenses to directors and officers to the extent permitted by law; provided, however, that if Delaware law so requires, the director or officer will deliver to Polaris Delaware an undertaking by or on behalf of the director or officer to repay, without interest, the amount if it is ultimately determined that he or she is not entitled to be indemnified by Polaris Delaware. A director’s or officer’s right to advancement of expenses is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that he or she is entitled to indemnification with respect to the action, suit or proceeding.

Exclusive Jurisdiction	Exclusive Jurisdiction
The Minnesota Articles of Incorporation and Minnesota Bylaws do not contain an exclusive jurisdiction provision.

Assuming Proposal 5 is approved by shareholders, the Delaware Bylaws will contain the Exclusive Forum Provision (as defined in Proposal 5), which will specify that the U.S. federal district courts will be the sole and exclusive forum for any action arising under the Securities Act of 1933 and a state court located within the State of Delaware is the sole and exclusive forum for the Delaware Law Claims (as defined in Proposal 5). If Proposal 5 is not approved by shareholders, the Delaware Bylaws will omit the Exclusive Forum Provision.

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Polaris Minnesota	Polaris Delaware
Authorized Shares; Dividends
Authorized Shares	Authorized Shares
The Minnesota Articles of Incorporation authorize 160,000,000 shares of common stock and 20,000,000 shares of preferred stock.

The Delaware Certificate of Incorporation will be substantially identical to the Minnesota Articles of Incorporation; it will authorize 160,000,000 shares of common stock and 20,000,000 shares of preferred stock.

Preferred Stock	Preferred Stock

The Minnesota Articles of Incorporation authorize the Board of Directors from time to time to provide for the issuance of shares of preferred stock in one or more classes and/or series, and to fix the relative rights and preferences of each such class or series.

The Delaware Certificate of Incorporation will be substantially identical to the Minnesota Articles of Incorporation; it authorizes the Board of Directors from time to time to provide for the issuance of shares of preferred stock in one or more classes and/or series, and to fix the relative rights and preferences of each such class or series, including, without limitation, dividend rights, redemption rights, conversion privileges and liquidation rights.

Declaration and Payment of Dividends	Declaration and Payment of Dividends

Minnesota law provides that before making a distribution in the form of a dividend or share repurchase, the corporation’s board of directors must determine whether the corporation can pay its debts in the ordinary course of business after making the distribution. When making the determination, the directors must act under the duty of care and loyalty as specified by law, and based on financial information prepared according to accounting methods, a fair valuation or other method reasonable in the circumstances. In addition, a distribution may be made to the holders of a class or series of shares only if: (a) all amounts payable to the holders of shares having a preference for the payment of that kind of distribution, except those holders who have waived such rights, are paid; and (b) the payment of the distribution does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of shares having preferential rights, except as otherwise permitted under Minnesota law.

Delaware law provides that unless further restricted by the certificate of incorporation, a corporation may declare and pay dividends (a) out of surplus (as defined under Delaware law), or (b) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, but only if the capital of the corporation (as defined under Delaware law) is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law sets forth certain restrictions on the purchase or redemption of its shares of capital stock, including that any such purchase or redemption may be made only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Personal liability for directors for failure to meet the above standard has a two-year statute of limitations.	Personal liability for directors for failure to meet the above standard has a six-year statute of limitations.
Authorized Shares; Dividends

The Minnesota Articles of Incorporation do not vary from Minnesota law. The Minnesota Bylaws provide that the Board of Directors shall have the authority to declare dividends and other distributions to the extent permitted by law.

The Delaware Certificate of Incorporation will not vary from Delaware law. The Delaware Bylaws will provide that the Board shall have the authority to declare dividends and other distributions to the extent permitted by law.

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Polaris Minnesota	Polaris Delaware
Anti-Takeover Statute
Business Combination Statute	Business Combination Statute

Minnesota law provides that a corporation with a class of equity securities registered pursuant to Section 12 of the Exchange Act is prohibited from conducting a business combination with, proposed by or on behalf of an interested shareholder (or any affiliate or associate of any interested shareholder) for four years after the shareholder became an interested shareholder unless either the business combination or the interested shareholder’s acquisition of shares was approved by a committee of disinterested directors before the shareholder became an interested shareholder.

An interested shareholder is either (a) a shareholder who directly or indirectly owns 10% or more of the voting power of the corporation’s outstanding shares, or (b) an affiliate who at any time within the past four years owned 10% or more of the voting power of the corporation’s outstanding shares.

If a good faith definitive proposal regarding a business combination or share acquisition is made in writing to the board, a committee of disinterested directors must consider and take action on the proposal and respond in writing within 30 days setting forth its decision regarding the proposal.

Delaware law provides that a corporation that is listed on a national securities exchange or that has more than 2,000 shareholders is not permitted to engage in a business combination with any interested shareholder for three years after the person became an interested shareholder, unless (a) before the person became an interested shareholder, the board of directors approved either the transaction resulting in a person becoming an interested shareholder or the business combination, (b) upon consummating the transaction which resulted in the person becoming an interested shareholder, the interested shareholders owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans), or (c) on or after the date the person becomes an interested shareholder, the business combination is approved by the board of directors and at an annual or special meeting of shareholders by the affirmative vote of at least 66-2/3% of the corporation’s outstanding voting stock which is not owned by the interested shareholder.

An interested shareholder generally is a person who owns
15% or more of the outstanding shares of a corporation’s voting stock. These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions or (ii) the corporation, by action of its shareholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions, which action must be approved by the affirmative vote of a majority of the shares entitled to vote.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from Delaware law.
Control Share Acquisition Statute	Control Share Acquisition Statute

Minnesota law provides that a shareholder who holds over certain thresholds (20%, 33.33% or 50%) of the outstanding shares of a public corporation is restricted from voting its shares that exceed the applicable threshold of the corporation’s outstanding voting shares until special shareholder approval is obtained or other conditions are satisfied. A Minnesota corporation may opt out of the control share acquisition statute in its articles or bylaws.

Delaware does not have a control share acquisition statute.
The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from the Delaware statutory approach and thus do not impose any control share acquisition restrictions.
Anti-Takeover Statute
Other Constituency Provision	Other Constituency Provision

Minnesota law provides that in discharging the duties of the position of director, a director may consider the best interests of constituencies other than shareholders, including the interests of the corporation’s employees, customers, suppliers, and creditors, the economy of Minnesota and the nation, community and societal considerations, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Delaware law does not have an “other constituency provision.” Delaware case law indicates that other constituencies may be considered by the board of directors when evaluating a takeover offer, but enhancing value to shareholders should be the board’s primary consideration, and in some instances, their exclusive consideration.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws do not explicitly permit the consideration of other constituencies by the Board.

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Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation to holders of our common stock. This summary is not a comprehensive description of all of the U.S. federal income tax consequences of the Reincorporation that may be relevant to holders, including holders that are subject to special tax rules. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and non-income tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction.

The Reincorporation provided for in the Plan of Conversion is intended to be a “reorganization” under Section 368(a) of the U.S. Internal Revenue Code. Assuming the Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a) of the U.S. Internal Revenue Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of Polaris Minnesota common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of shares of Polaris Delaware common stock held by a holder immediately following consummation of the Reincorporation will be equal to the aggregate tax basis of the shares of Polaris Minnesota common stock held by a holder immediately before consummation of the Reincorporation, and (c) the holding period for the shares of Polaris Delaware common stock held by a holder following the Reincorporation will include the holding period of Polaris Minnesota common stock converted therefor. The Reincorporation is not intended to be deemed (a) a change of control or similar transaction or (b) a reorganization for any other purpose other than under Section 368(a) of the U.S. Internal Revenue Code.

Accounting Consequences Associated with the Reincorporation

We expect that the Reincorporation will have no effect on the Company from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the historical financial statements of the Company, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this proxy statement, will remain the financial statements of Polaris Delaware following the Reincorporation.

Effect of Vote for the Reincorporation Proposal

A vote in favor of this proposal is a vote in favor of the Reincorporation and the Plan of Conversion, which will authorize us to file the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, and adopt the Delaware Bylaws.

Effect of Not Obtaining Required Vote for Approval of the Reincorporation Proposal

If we fail to obtain the requisite vote of shareholders for approval of this proposal, the Reincorporation will not occur and the Company will continue to be incorporated in Minnesota and governed by Minnesota Law, the Minnesota Articles of Incorporation and the Minnesota Bylaws.

Required Vote

This proposal requires an affirmative vote of the holders of a majority of our outstanding common stock.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote FOR the proposal to approve the Plan of Conversion and the reincorporation of the Company from Minnesota to Delaware.

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Proposal 5 — Adoption of an Exclusive Forum Provision in the Delaware Bylaws

In conjunction with its review and approval of Proposal 4, the Reincorporation Proposal, our Board has approved and recommends that our shareholders approve the adoption of an exclusive forum provision in the Delaware Bylaws which would specify that the U.S. federal district courts will be the sole and exclusive forum for any action arising under the Securities Act of 1933 (the “Federal Forum Provision”) and a state court located within the State of Delaware is the sole and exclusive forum for the Delaware Law Claims, as defined below (the “Delaware Forum Provision” collectively, the “Exclusive Forum Provision”).

Assuming that shareholders approve this proposal and the Reincorporation becomes effective, the principal effects will be that unless the Company consents in writing to an alternative forum:

•

the U.S. Federal district courts will be, to the fullest extent permitted by law, the sole and exclusive forum for any action asserting a claim arising under the Securities Act of 1933; and

•

the state court located within the State of Delaware will be the sole and exclusive forum for all claims for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors or officers to us or our shareholders; (iii) any action asserting a claim against us or any of our directors or officers arising pursuant to any provision of the DGCL, the Delaware Certificate of Incorporation, or the Delaware Bylaws; or (iv) any other action asserting a claim against us or any of our directors or officers that is required by applicable law (clauses (i) – (iv), the “Delaware Law Claims”) to be brought within the State of Delaware.

Certain Risks Associated with the Exclusive Forum Provision

Notwithstanding our belief as to the benefits to our shareholders of the Exclusive Forum Provision, there can be no assurance that the Exclusive Forum Provision will result in the benefits discussed in this proxy statement, including the benefits of avoiding potentially duplicative and costly litigation matters or the greater expertise of the designated courts.

Reasons for the Exclusive Forum Provision

Reasons for Federal Forum Provision – Minimizing Duplicative or Inconsistent Judgments

We believe that the Federal Forum Provision is in the best interests of the Company. Our Board considered a number of factors prior to recommending the Federal Forum Provision as a prudent and proactive means for managing this type of potential litigation and to promote efficient and consistent resolutions in the event this type of litigation arises, including: (i) the potential for costly, duplicative litigation involving multiple lawsuits in multiple jurisdictions regarding essentially the same claims under the Securities Act of 1933, which could result in increased litigation expenses and greater uncertainty regarding outcomes that may be inconsistent when two or more similar cases proceed in different courts; (ii) the experience and expertise of the U.S. federal district courts in addressing issues and claims under the Securities Act of 1933 and federal case law regarding the same; (iii) the risk that a state court may not interpret or apply federal law, specifically the Securities Act of 1933, in the same manner as the U.S. federal district courts would be expected to do, or may handle procedural aspects differently than the U.S. federal district courts would be expected to do; (iv) the benefits of adopting the Federal Forum Provision when the Company is not facing any actual or threatened shareholder lawsuits under the Securities Act of 1933; and (v) the views of proxy advisors and certain institutional investors with respect to federal forum provisions. Moreover, the Federal Forum Provision would not specify any particular U.S. federal district court as the exclusive forum for claims under the Securities Act of 1933, so a plaintiff could select, on the basis of convenience or for other reasons, the U.S. federal district courts in any state as the forum for any such claim. The Federal Forum Provision gives us the flexibility to consent to an alternative forum when we deem appropriate. In addition, we are not proposing the Exclusive Forum Provision in anticipation of any specific litigation confronting the Company, the Exclusive Forum Provision is being proposed on a prospective basis to help mitigate potential future harm to the Company and its shareholders.

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Reasons for the Delaware Forum Provision – Predictable Corporate Law and Proactive Courts

We believe that the Delaware Forum Provision is in the best interests of the Company and will help maximize shareholder value by allowing us to be able to draw upon Delaware’s well-established principles of corporate governance in making business and legal decisions. The Delaware legislature is sensitive to issues of corporate law and responsive to developments in modern corporate law. Delaware’s specialized Chancery Court deals almost exclusively with corporate law and has streamlined procedures and processes to provide relatively quick decisions. In addition, the Delaware Supreme Court, the only Delaware appeals court, is highly regarded. These courts have considerable expertise in dealing with corporate issues and have developed a substantial and influential body of corporate case law. Further, we believe that shareholders and the Company will benefit from the responsiveness of the Delaware courts. Therefore, the prominence, predictability and proactivity of the Delaware courts provides a reliable forum where our governance decisions can be based and litigated.

Effect of the Exclusive Forum Provision

If Proposal 4, the Reincorporation Proposal, and this proposal are approved, the Exclusive Forum Provision will affect a change in the legal forum for claims under the Securities Act of 1933 and all Delaware Law Claims and become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Although we could adopt the Exclusive Forum Provision without obtaining shareholder approval, we determined that it would be in the best interests of the Company and our shareholders, and consistent with our commitment to strong corporate governance practices, for our shareholders to have the opportunity to consider and act upon the Exclusive Forum Provision.

Effect of Vote for the Exclusive Forum Provision

A vote in favor of this proposal is a vote in favor of the Exclusive Forum Provision, which will authorize us to adopt the Exclusive Forum Provision in the Delaware Bylaws, assuming that Proposal 4, the Reincorporation Proposal, is approved.

Effect of Not Obtaining Required Vote for Approval of the Exclusive Forum Provision

Assuming that Proposal 4, the Reincorporation Proposal, is approved, if we fail to obtain the requisite vote of shareholders for approval of this proposal, the Exclusive Forum Provision will not be included in the Delaware Bylaws.

Required Vote

This proposal requires an affirmative vote of a majority of our outstanding common stock. If this proposal is approved by our shareholders, it will be implemented only if Proposal 4, the Reincorporation Proposal, is also approved. Accordingly, even if this proposal is approved by our shareholders, it will not be implemented unless Proposal 4, the Reincorporation Proposal, is also approved by our shareholders at the Annual Meeting.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote FOR the proposal to adopt the Exclusive Forum Provision in the Delaware Bylaws.

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Proposal 6 — Adoption of Officer Exculpation Provision in the Delaware Certificate of Incorporation

In conjunction with its review and approval of Proposal 4, the Reincorporation Proposal, our Board has approved and recommends that our shareholders approve a proposal to include in the Delaware Certificate of Incorporation provisions that expand exculpation to certain officers of the Company in specific circumstances, to the extent permitted by Delaware law (the “Officer Exculpation Provision”).

Background

Until August 1, 2022, the DGCL limited exculpation to directors alone. However, recently enacted legislation in the State of Delaware permits Delaware corporations to include a provision in their certificates of incorporation to exculpate certain officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions.

As amended, Section 102(b)(7) of the DGCL only permits exculpation for direct claims brought by shareholders for breach of an officer’s fiduciary duty of care, including class actions, and accordingly would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by shareholders in the name of the corporation. The Officer Exculpation Provision would not limit the liability of officers for any breach of the duty of loyalty to the Company or our shareholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit. The Officer Exculpation Provision is similar to the limitations of liability currently afforded to our directors, under the Company’s Minnesota Articles of Incorporation. The rationale for limiting the scope of our officers’ liability, as further described below, is to strike a balance between shareholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

Reasons for the Officer Exculpation Amendment

As part of the Board’s ongoing evaluation of the corporate governance structures and practices of the Company, we considered the benefits and detriments of eliminating personal liability of certain of our officers under certain circumstances. We believe that shareholders and the Company will benefit from the inclusion of the Officer Exculpation Provision and have included a summary below of the principal factors the Board considered in electing to pursue the Officer Exculpation Provision.

Enhanced Ability to Attract and Retain Officers

Adopting the Officer Exculpation Provision would enable our officers to exercise their business judgment in furtherance of our shareholders’ interests without the potential distraction of risking personal liability. An officer’s role often requires them to make decisions on crucial matters and in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Further, enhancing our ability to retain and attract experienced officers is in the best interests of the Company and we should seek to assure such persons that exculpation under certain circumstances is available. We believe that failing to adopt the Officer Exculpation Provision could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

Addressing Rising Litigation and Insurance Costs for Shareholders

Prior to the amendment of Section 102(b)(7) of the DGCL, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, shareholder plaintiffs have employed the tactic of bringing certain claims that would otherwise be exculpated if brought against directors against individual

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officers to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for shareholders. Accordingly, the Officer Exculpation Provision will align the protections available to our directors with those available to our officers. Further, the Officer Exculpation Provision will not negatively impact shareholder rights, considering the narrow class and type of claims for which officers’ liability would be exculpated. In addition, we are not proposing the Exculpation Provision in anticipation of any specific litigation confronting the Company, the Exculpation Provision is being proposed on a prospective basis to help mitigate potential future harm to the Company and its shareholders.

Accordingly, the benefits we believe would accrue to the Company and our shareholders in the form of an enhanced ability to attract and retain talented officers and addressing rising litigation and insurance costs for shareholders, the Board recommends that our shareholders approve the Officer Exculpation Provision as described herein.

Effect of the Officer Exculpation Provision

If Proposal 4, the Reincorporation Proposal, and this proposal are approved by our shareholders, the Officer Exculpation Provision will affect a change in the liability of the Company’s officers consistent with the protections currently afforded to our directors and become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

The Officer Exculpation Provision will not be retroactive to any act or omission occurring prior to its effective date. Further, the exculpation would only apply to certain officers, namely a person who (during the course of conduct alleged to be wrongful) (i) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) is or was identified in the Company’s public filings with the Securities and Exchange Commission as one of the most highly compensated executive officers of the Company; or (iii) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process.

Effect of Vote for the Officer Exculpation Provision

A vote in favor of this proposal is a vote in favor of the Officer Exculpation Provision, which will authorize us to adopt the Officer Exculpation Provision in the Delaware Certificate of Incorporation, assuming that Proposal 4, the Reincorporation Proposal, is approved.

Effect of Not Obtaining Required Vote for Approval of the Officer Exculpation Provision

Assuming that Proposal 4, the Reincorporation Proposal, is approved, if we fail to obtain the requisite vote of shareholders for approval of this proposal, the Officer Exculpation Provision will not be included in the Delaware Certificate of Incorporation.

Required Vote

This proposal requires an affirmative vote of a majority of our outstanding common stock. If this proposal is approved by our shareholders, it will be implemented only if Proposal 4, the Reincorporation Proposal, is also approved. Accordingly, even if this proposal is approved by our shareholders, it will not be implemented unless Proposal 4, the Reincorporation Proposal, is also approved by our shareholders at the Annual Meeting.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote FOR the proposal to adopt the Officer Exculpation Provision in the Delaware Certificate of Incorporation.

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Proposal 7 — Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected Ernst & Young LLP (EY) as our independent registered public accounting firm for fiscal 2023, and the Board is asking shareholders to ratify that selection. Although current law, rules and regulations, as well as the Audit Committee Charter require our independent registered public accounting firm to be engaged, retained, and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of shareholder concern and considers a proposal for shareholders to ratify such selection to be an opportunity for shareholders to provide direct feedback to the Board on a significant issue of corporate governance.

If the selection of EY as our independent registered public accounting firm for fiscal 2023 is not ratified by our shareholders, the Audit Committee will review its future selection of an independent registered public accounting firm in the light of that vote result.

Representatives of EY will be present at the virtual Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The Board, upon recommendation of the Audit Committee, unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023.

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Audit Committee Report

The Audit Committee reports to and acts on behalf of the Board by providing oversight of (1) the integrity of our financial statements, (2) the effectiveness of the Company’s internal controls over financial reporting, (3) our compliance with legal and regulatory requirements, (4) the independent registered public accounting firm’s performance, qualifications and independence and (5) the responsibilities, performance, budget and staffing of our internal audit function. The Audit Committee is comprised of five directors, all of whom meet the standards of independence adopted by the SEC and the NYSE.

In performing the Audit Committee oversight responsibilities, we have reviewed and discussed our audited financial statements for the year ended December 31, 2022 with management and with representatives of EY, our independent registered public accounting firm. The Audit Committee also reviewed, and discussed with management and representatives of EY, management’s assessment and report and EY’s report and attestation on the effectiveness of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The Audit Committee has received from our independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with the audit committee concerning independence, and the Audit Committee has discussed the independence of EY with representatives of such firm. The Audit Committee is satisfied that the non-audit services provided to us by the independent registered public accounting firm are compatible with maintaining their independence.

Management is responsible for our system of internal controls and the financial reporting process. EY is responsible for performing an audit of the consolidated financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the reviews and discussions referred to in this Report, the Audit Committee recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

AUDIT COMMITTEE

Kevin M. Farr, Chair George W. Bilicic Gwenne A. Henricks Darryl R. Jackson Gwynne E. Shotwell

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Fees Paid to Independent Registered Public Accounting Firm

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by EY for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2021 and December 31, 2022, and fees for other services rendered by EY.

	Fiscal 2021	Fiscal 2022
Audit Fees(1)	$2,860,381	$2,811,530
Audit-Related Fees(2)	$75,700	$75,700
Tax Fees(3)	$358,076	$386,400
All Other Fees	$0	$0
(1)

These fees include amounts for the annual audit of our consolidated financial statements and internal control over financial reporting, statutory audits at certain foreign subsidiaries, the reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q.

(2)

These fees represent amounts reasonably related to the performance of the audit or review of the consolidated financial statements that are not reported under the Audit Fees category such as the audit of employee benefit plans, the issuance of certain industry reports, and access to certain research tools.

(3)

These fees were primarily related to tax planning and compliance services, including assistance related to certain foreign subsidiaries.

Audit Committee Pre-Approval Requirements

The Audit Committee’s charter provides that it has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent registered public accounting firm, (ii) all significant non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act and the PCAOB and (iii) all fees and the terms of engagement with respect to such services. All audit and non-audit services performed by EY during fiscal 2022 were pre-approved pursuant to the procedures outlined above.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 17, 2023 by each person known to us who then beneficially owned more than 5% of the outstanding shares of our common stock, each director, each nominee for director, each NEO and all current executive officers and directors as a group. As of February 17, 2023, there were 57,020,068 shares of common stock outstanding. Except as otherwise indicated, the named beneficial owner has sole voting and investment powers with respect to the shares held by such beneficial owner. The table also includes information with respect to CSEs and deferred stock units credited as of February 17, 2023 to the accounts of each director as described in this Proxy Statement under the heading “Director Compensation” on page 30.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Common Stock Equivalents	(8)	Deferred Stock Units	(9)
Capital World Investors(1)	6,180,677	10.70%
The Vanguard Group(2)	5,856,861	10.11%
BlackRock, Inc.(3)	4,851,538	8.40%
State Street Corporation(4)	4,476,477	7.72%
Polaris Inc. Employee Stock Ownership Plan(5)	2,948,709	5.18%
Michael T. Speetzen(6) Chief Executive Officer	304,199	*
Robert P. Mack(6) Chief Financial Officer	110,442	*
Kenneth J. Pucel(6) Executive Vice President – Global Operations and Chief Technology Officer	523,845	*
Steven D. Menneto(6)(7) President – Off-Road	116,205	*
Stephen L. Eastman(6) President - Parts, Garments and Accessories (PG&A) and Aftermarket	153,721	*
George W. Bilicic Director	4,028	*	6,354		7,428
Kevin M. Farr Director	3,225	*	991		13,024
Gary E. Hendrickson Director	5,000	*	13,734		18,496
Gwenne A. Henricks Director	1,200	*	8,693		10,722
Darryl R. Jackson Director	0	*	0		1,513
Bernd F. Kessler Director	0	*	17,506		21,798
Lawrence D. Kingsley Director	10,075	*	4,724		10,722
Gwynne E. Shotwell Director	0	*	4,541		6,034
John P. Wiehoff Director	0	*	36,864		31,499
All directors and current executive officers as a group (18 persons)(6)	1,569,557	2.75%	93,407		121,236

*	Indicates ownership of less than 1%.

(1)	The address for Capital World Investors and its affiliates (collectively, “CapWorld”) is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. CapWorld, an investment advisor, has sole voting power with respect to 6,180,677 shares, and sole dispositive power with respect to 6,180,677 shares. This information was reported on a Schedule 13G filed by CapWorld with the SEC on February 13, 2023, and is as of December 30, 2022.

(2)	The address for The Vanguard Group and its subsidiaries (collectively, “Vanguard”) is 100 Vanguard Boulevard, Malvern, PA 19355. Vanguard has shared voting power with respect to 23,183 shares, sole dispositive power with respect to 5,783,690 shares and shared dispositive power with respect to 73,171 shares. This information was reported on a Schedule 13G/A filed by Vanguard with the SEC on February 9, 2023, and is as of December 30, 2022.

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(3)

The address for BlackRock Inc. and its subsidiaries (collectively, “BlackRock”) is 55 East 52nd Street, New York, NY 10055. BlackRock has sole voting power with respect to 4,737,779, and sole dispositive power with respect to 4,851,538 shares. This information was reported on a Schedule 13G/A filed by BlackRock with the SEC on February 3, 2023 and is as of December 31, 2022.

(4)

The address for State Street Corporation and its subsidiaries (collectively, “State Street”) is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111. State Street has shared voting power with respect to 4,358,225 shares, and shared dispositive power with respect to 4,476,477 shares. This information was reported on a Schedule 13G filed by State Street with the SEC on February 10, 2023, and is as of December 31, 2022.

(5)

The address for the ESOP is 2100 Highway 55, Medina, MN 55340. The ESOP has shared voting and shared dispositive power with respect to 2,948,708.81 shares. This information was reported on a Schedule 13G/A filed by the ESOP with the SEC on February 10, 2023, and is as of December 31, 2022.

(6)

Includes shares which could be purchased by the individual person upon the exercise of vested options within 60 days after February 17, 2023: Mr. Speetzen, 271,188 shares; Mr. Mack, 92,521 shares; Mr. Pucel, 475,758 shares, Mr. Menneto, 93,499 shares; and Mr. Eastman,144,433 shares; and all executive officers combined, 1,379,523 shares.

(7)

Includes 8,094 shares held by Mr. Menneto in the ESOP.

(8)

Represents the number of CSEs credited as of February 17, 2023 to the accounts of each non-employee director and the accompanying dividend equivalent units, as maintained by us under the Polaris Inc. Deferred Compensation Plan for Directors. A director will receive one share of common stock for every CSE and dividend equivalent unit held by that director upon his or her termination of service as a member of the Board or upon a change of control of our Company or such later date as elected by the Director.

(9)

Represents the number of deferred stock units awarded to each of the non-employee directors under the Omnibus Plan and the accompanying dividend equivalent units. A director will receive one share of common stock for every deferred stock unit and dividend equivalent unit upon his or her termination of service as a director or upon a change in control of our Company.

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Questions and Answers about the Annual Meeting and Voting

Q:

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?

A:

“Notice and Access” rules adopted by the SEC permit us to furnish proxy materials, including this Proxy Statement and our Annual Report for 2022, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our shareholders, will instruct how you may access and review all the proxy materials on the Internet. The Notice also instructs how you may submit your proxy via the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. Any request to receive proxy materials by mail will remain in effect until you revoke it.

Q:

Who can vote?

A:

You can vote if you were a shareholder at the close of business on the record date of March 6, 2023. There were a total of [_________] shares of our common stock outstanding on March 6, 2023. Polaris is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments. The proxy materials were first made available to you beginning on or about March 15, 2023. This Proxy Statement summarizes the information you need to vote at the Annual Meeting.

Q:

What constitutes a quorum to conduct business at the Annual Meeting?

A:

A majority of the outstanding shares is necessary to constitute a quorum for the transaction of business at the Annual Meeting. As of the record date, [_________] shares of our common stock were issued and outstanding. A majority of those shares, or [_________] shares of our common stock, will constitute a quorum. If you submit a valid proxy or join the virtual Annual Meeting, your shares will be counted to determine whether there is a quorum. A properly executed proxy marked “ABSTAIN” with respect to a proposal will be counted for purposes of determining whether there is a quorum and will be considered present online or by proxy and entitled to vote on that proposal, but will not be deemed to have been cast or voted in favor of such proposal.

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Q:

What am I voting on, what vote is required to approve each proposal and how does the Board recommend I vote?

A:

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation	Broker Discretionary Voting Allowed(1)	Impact of Abstention
Proposal 1 — Elect three Class II directors for three-year terms ending in 2026	Majority of votes cast (votes cast “For” must exceed votes cast “Against”(2))	FOR, AGAINST, ABSTAIN	FOR	No	NONE
Proposal 2 — Advisory vote to approve the compensation of our Named Executive Officers	We will consider our shareholders to have approved the compensation of our Named Executive Officers if there are more votes cast “For” the proposal than “Against”(3)	FOR, AGAINST, ABSTAIN	FOR	No	AGAINST
Proposal 3 — Advisory vote on frequency of future votes to approve the compensation of our Named Executive Officers	We will consider our shareholders to have approved frequency option that receives the highest number of votes(4)	ONE YEAR, TWO YEARS, THREE YEARS, ABSTAIN	ONE YEAR	No	NONE
Proposal 4 — Reincorporation of the Company from Minnesota to Delaware	Affirmative vote of the holders of a majority of our outstanding common stock	FOR, AGAINST, ABSTAIN	FOR	No	AGAINST
Proposal 5 — Adoption of an exclusive forum provision in the Delaware Bylaws	Affirmative vote of the holders of a majority of our outstanding common stock	FOR, AGAINST, ABSTAIN	FOR	No	AGAINST
Proposal 6 — Adoption of officer exculpation provision in the Delaware Certificate of Incorporation	Affirmative vote of the holders of a majority of our outstanding common stock	FOR, AGAINST, ABSTAIN	FOR	No	AGAINST
Proposal 7 — Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023	Majority of votes present in person (i.e., online) or by proxy and entitled to vote on this item(5)	FOR, AGAINST, ABSTAIN	FOR	Yes	AGAINST

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Proposal	Vote Required	Voting Options	Board Recommendation	Broker Discretionary Voting Allowed(1)	Impact of Abstention
(1)

If you are a beneficial owner and do not provide your broker with specific voting instructions, under the rules of the NYSE, your broker may generally vote on routine matters but cannot vote on non-routine matters. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. If a broker returns a “non-vote” proxy indicating a lack of authority to vote on a proposal, then the shares covered by such a “non-vote” proxy will be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to that particular proposal. Broker non-votes will generally have no effect in determining whether any proposals to be voted on at the Annual Meeting are approved, although if a quorum for the Annual Meeting could not be established without including broker non-votes, then the broker non-votes required to establish the minimum quorum would have the same effect as votes against Proposal 7. Proposals 1, 2, 3, 4, 5, and 6 are considered non-routine matters. Therefore, if you do not instruct your broker how to vote on Proposals 1, 2, 3, 4, 5, and 6 your broker does not have the authority to vote on those proposals. Proposal 7 is considered a routine matter and, therefore, your broker may vote your shares on this proposal according to your broker’s discretion.

(2)

A majority voting standard is applicable only to uncontested elections. If there are more nominees than directors to be elected, then a plurality voting standard is applicable. A plurality means that the nominees with the greatest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Any director who fails to receive a majority of the votes cast “for” his or her election in an uncontested election must promptly tender his or her resignation. In that event, the Corporate Governance and Nominating Committee must make a recommendation to the Board on whether to accept or reject the tender of resignation. The Board, after taking into account the recommendation, must publicly disclose its decision and rationale within 90 days after the election. The director who failed to receive a majority vote will not participate in the decision.

(3)

The advisory vote to approve the compensation of our Named Executive Officers is not binding on the Board, but the Compensation Committee will consider the shareholders’ advisory input when establishing compensation for our Named Executive Officers in future years.

(4)

The advisory vote to approve the frequency of future votes to approve the compensation of our Named Executive Officers is not binding on the Board, but the Compensation Committee will consider the shareholders’ advisory input when establishing the frequency of the advisory vote for approval of our Named Executive Officer compensation in future years.

(5)

The voting standard assumes that the number of shares voted in favor of such proposal constitute more than 25% of the outstanding shares of our common stock.

Q:

How will the proxies vote on any other business brought up at the meeting?

A:

By submitting your proxy, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the Annual Meeting. We do not know of any other business to be considered at the Annual Meeting.

The proxies’ authority to vote according to their judgment applies only to shares you own as the shareholder of record.

Q:

How do I cast my vote?

A:

If you are a shareholder of record (that is, if your shares are owned in your name and not in “street name”), you may vote:

•

Via the Internet at www.proxyvote.com by 11:59 p.m. Eastern Time on April 26, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 24, 2023 for shares held in a plan;

•

By telephone (within the U.S. or Canada) toll-free at 1-800-690-6903 by 11:59 p.m. Eastern Time on April 26, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 24, 2023 for shares held in a plan;

•

By mail, by completing, signing, dating and mailing the proxy card in the envelope provided if you receive paper materials; or

•

By attending the virtual Annual Meeting and voting online at www.virtualshareholdermeeting.com/PII2023.

If you are a “street name” shareholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

Whichever method you use, the proxies identified on the proxy will vote the shares of which you are the shareholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxies will vote those shares as recommended by the Board.

Q:

Can I vote my shares by filling out and returning the Notice?

A:

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet, by mail, or by telephone.

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Q:

Can I revoke or change my vote?

A:

You can revoke your proxy or change your vote at any time before it is voted at the Annual Meeting by:

•

Submitting a new proxy with a more recent date than that of the first proxy given by (1) following the telephone voting instructions; (2) following the Internet voting instructions; or (3) completing, signing, dating and returning a new proxy card to us;

•

Giving written notice before the vote to our Secretary, stating that you are revoking your proxy;

•

By voting online or during the annual meeting; or

•

If you wish to revoke your proxy by submitting a later proxy, you should submit the subsequent proxy in the same way you initially submitted it — that is, by telephone, Internet or mail.

Q:

Who will count the votes?

A:

Broadridge Financial Solutions, our independent proxy tabulator, will count the votes. A representative of Broadridge Financial Solutions and the Company’s Vice President and Corporate Controller, will act as inspectors of election for the meeting.

Q:

Is my vote confidential?

A:

All proxies and all vote tabulations that identify an individual shareholder are confidential. Your vote will not be disclosed, except:

•

To allow Broadridge Financial Solutions to tabulate the vote;

•

To allow the Company’s Vice President and Corporate Controller, and a representative of Broadridge Financial Solutions to certify the results of the vote; and

•

To meet applicable legal requirements.

Q:

What shares are included on my proxy?

A:

Your proxy will represent all shares registered to your account in the same social security number and address, including any full and fractional shares you own under the Omnibus Plan or the Polaris Inc. Employee Stock Purchase Plan, as well as any shares you own through the Polaris Employee Stock Ownership Plan (the ESOP) and the 401(k) Plan.

Q:

What happens if I don’t vote the shares that I own?

A:

For shares registered in your name. If you do not vote shares that are registered in your name by voting online at the Annual Meeting or by proxy through the Internet, telephone or mail as described on the Notice, the Internet voting site or, if you requested printed proxy materials or receive a paper copy of the proxy card, by following the instructions therein, your shares will not be counted in determining the presence of a quorum or in determining the outcome of the vote on the proposals presented at the Annual Meeting.

For shares held in street name. If you hold shares through a broker, you will receive voting instructions from your broker. If you do not submit voting instructions to your broker and your broker does not have discretion to vote your shares on a particular matter, then your shares will not be counted in determining the outcome of the vote on that matter at the Annual Meeting. See effect of “broker non-votes” as described above. Your broker will not have discretion to vote your shares for any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm. Accordingly, it is important that you provide voting instructions to your broker for the matters to be voted upon at the Annual Meeting.

For shares held in certain employee plans. If you hold shares in the ESOP or the 401(k) Plan and you do not submit your voting instructions by proxy through the mail, telephone or Internet as described on the proxy card, those shares will be voted in the manner described in the following two questions.

Q:

How are common shares in the Polaris Employee Stock Ownership Plan voted?

A:

If you hold shares of common stock through the ESOP, your proxy card will instruct the trustee of the plan how to vote the shares allocated to your plan account. If you do not return your proxy card (or you submit it with an

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unclear voting designation or with no voting designation at all), then the plan trustee will vote the shares in your account in proportion to the instructions actually received by the trustee from participants who give voting instructions. Votes under the ESOP receive the same confidentiality as all other votes.

Q:

How are common shares in the Polaris 401(k) Retirement Savings Plan voted?

A:

If you hold shares of our common stock through the 401(k) Plan, your proxy card will instruct the trustee of the plan how to vote the shares allocated to your plan account. If you do not return your proxy card (or you submit it with an unclear voting designation or with no voting designation at all), then the plan trustee will vote the shares in your account in proportion to the instructions actually received by the trustee from participants who give voting instructions. Votes under the 401(k) Plan receive the same confidentiality as all other votes.

Q:

What does it mean if I get more than one Notice or proxy card?

A:

Your shares are probably registered in more than one account. You should provide voting instructions for all Notices and proxy cards you receive.

Q:

How many votes can I cast?

A:

You are entitled to one vote per share on all matters presented at the meeting.

Q:

When are shareholder proposals and nominations due for the 2023 Annual Meeting of Shareholders?

A:

If you want to submit a shareholder proposal or nominee for the 2023 Annual Meeting of Shareholders, you must submit the proposal in writing to our Corporate Secretary, Polaris Inc., 2100 Highway 55, Medina, Minnesota 55340, so it is received by the relevant date set forth on page 100 under the caption “Submission of Shareholder Proposals and Nominations.”

Q:

How is this proxy solicitation being conducted?

A:

We engaged D.F. King & Co., Inc. to assist in the distribution of proxy materials and the solicitation of votes for a fee of $17,500, plus out-of-pocket expenses. We will pay for the cost of soliciting proxies, and we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our shareholders. In addition, some of our employees may solicit proxies. D.F. King & Co., Inc. and our employees may solicit proxies in person, by telephone and by mail. Our employees will not receive special compensation for these services, which the employees will perform as part of their regular duties.

Q.

Why is this Annual Meeting only virtual and how do I attend?

A:

We have been hosting virtual annual meetings since 2018, as there are many benefits to a virtual meeting, including expanded access, which we believe improves communication and cost savings for our shareholders and us. We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Shareholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/PII2023. See the question below for further details on how to submit questions. To attend and participate in the Annual Meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or proxy card. The Annual Meeting will begin promptly at 9:00 a.m. Central Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 8:45 a.m. Central Time. The Annual Meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet

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connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in (at least 15 minutes before the Annual Meeting) and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Q.

Can I submit questions? If so, how?

A:

Shareholders who wish to submit a question to Polaris for the meeting may do so live during the meeting at www.virtualshareholdermeeting.com/PII2023. If you have questions, you may type them in the dialog box provided at any point during the meeting until the floor is closed to questions. For technical assistance on the day of the Annual Meeting, please call the support line at 800-986-0822 (Toll Free) or 303-562-9302 (International Toll). Questions pertinent to the Annual Meeting that comply with the meeting Rules of Conduct will be answered during the Annual Meeting, subject to time constraints. If we are unable to respond to a shareholder’s properly submitted question due to time constraints, we will respond directly to that shareholder using the contact information provided. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting and related Rules of Conduct will be available at www.virtualshareholdermeeting.com/PII2023.

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Other Matters

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

Submission of Shareholder Proposals and Nominations

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in our proxy statement and form of proxy for presentation at our 2024 Annual Meeting of Shareholders, the proposal must be submitted in writing and received by our Corporate Secretary at our principal executive offices by November 16, 2023. To be considered for inclusion, the proposal must comply with Rule 14a-8 of the Exchange Act. If a shareholder intends to introduce an item of business or nominate a person as a director at the 2024 Annual Meeting, without including the proposal or nomination in the proxy statement, our existing Bylaws require that we must receive notice of that intention no later than January 28, 2024; if, however, the date of the 2024 Annual Meeting is more than 30 days before or 60 days after the anniversary date of the Annual Meeting, notice by a shareholder is timely only if so received not less than 90 days before the 2024 Annual Meeting or, if later, within 10 days after the first public announcement of the date of the 2024 Annual Meeting. If our reincorporation to Delaware is approved, our Delaware Bylaws will require that if a shareholder intends to introduce an item of business or nominate a person as a director at the 2024 Annual Meeting, without including the proposal or nomination in the proxy statement, we must receive notice of that intention no earlier than December 29, 2023 and no later than January 28, 2024; if however, the date of the 2024 Annual Meeting is more than 30 days before or 60 days after the anniversary date of the Annual Meeting, notice by a shareholder is timely only if so received no less than 90 days before the 2024 Annual Meeting or, if later, within 10 days after the first public announcement of the date of the 2024 Annual Meeting.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the first anniversary date of the Annual Meeting. If the date of the 2024 Annual Meeting is changed by more than 30 calendar days from the anniversary of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. Accordingly, for the 2024 Annual Meeting of Stockholders, we must receive such notice no later than February 27, 2024.

A shareholder’s notice to the Company must include the information required by our Bylaws, including, if the item of business does not relate to the nomination of a person to serve as a director, a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, any material interest of the shareholder or any associated person of the shareholder in the business desired to be brought before the meeting, the name and address of the shareholder and any associated person of the shareholder as they appear on our books, and specified information regarding the shareholder’s interests in our capital stock. A shareholder’s notice to the Company of the nomination of a person to serve as a director must include, as applicable, similar information as required above, as well as the name of any director nominee, information about the nominee required by SEC rules and the director nominee’s consent to be named and serve if elected. Address all shareholder proposals or notices of intention to present proposals at the 2024 Annual Meeting to: Polaris Inc., 2100 Highway 55, Medina, Minnesota 55340; Attention: Corporate Secretary.

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Additional Information

Householding

We have adopted a procedure approved by the SEC called householding, which allows us to deliver a single set of our Annual Report on Form 10-K, which includes the Annual Report to Shareholders (together, the Annual Report), Proxy Statement or Notice to shareholders who do not participate in electronic delivery and have the same last name and address. This process helps eliminate duplicate mailings and reduces our printing and mailing costs.

Your household may have received a single set of our Annual Report and Proxy Statement; if you would like another set, please call toll-free (866) 540-7095 or write to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

Annual Reports

Our Annual Report is available on our website at www.polaris.com in the “Investors” section. You may also request a free copy of our Annual Report and Proxy Statement by writing to the Corporate Secretary, Polaris Inc., 2100 Highway 55, Medina, MN 55340, or by calling (763) 542-0500.

By Order of the Board of Directors Lucy Clark Dougherty Senior Vice President, General Counsel, and Secretary

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Appendix A

Non-GAAP Reconciliation of Results

(In Millions, Except Per Share Data), (Unaudited)

	Twelve months ended December 31,
	2022	2021
Sales	$8,589.0	$7,439.2
Restructuring & realignment(3)	—	—
Adjusted sales	8,589.0	7,439.2
Gross profit	1,959.5	1,750.9
Restructuring & realignment(3)	0.2	7.9
Adjusted gross profit	1,959.7	1,758.8
Income from continuing operations before income taxes	761.4	628.7
Impairment charges(1)	(0.7)	7.7
Loss on sale of businesses(2)	—	36.8
Restructuring & realignment(3)	6.2	13.1
Intangible amortization(4)	18.8	22.9
Class action litigation expenses(5)	4.5	9.4
Adjusted income from continuing operations before income taxes	790.2	718.6
Net income from continuing operations attributable to Polaris Inc.	602.9	496.2
Impairment charges(1)	(0.7)	7.7
Loss on sale of businesses(2)	—	28.0
Restructuring & realignment(3)	4.7	9.9
Intangible amortization(3)	14.3	17.5
Class action litigation expenses(5)	3.6	7.2
Adjusted net income from continuing operations attributable to Polaris Inc.(6)	624.8	566.5
Diluted EPS from continuing operations attributable to Polaris Inc.	$10.04	$7.92
Impairment charges(1)	(0.01)	0.12
Loss on sale of businesses(2)	—	0.45
Restructuring & realignment(3)	0.08	0.16
Intangible amortization(4)	0.24	0.28
Class action litigation expenses(5)	0.05	0.11
Adjusted EPS attributable to Polaris Inc.(6)	$10.40	$9.04
Sales	$8,589.0	$7,439.2
Net income from continuing operations	603.4	496.6
Provision for income taxes	158.0	132.1
Interest expense	71.7	44.2
Depreciation	214.0	193.4
Intangible amortization(4)	18.8	22.9
Impairment charges(1)	(0.7)	7.7
Loss on sale of businesses(2)	—	36.8
Restructuring & realignment(3)	6.2	13.1
Class action litigation expenses(5)	4.5	9.4
Adjusted EBITDA	$1,075.9	$956.2
Adjusted EBITDA Margin	12.5%	12.9%

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(1)

Represents impairment charges and subsequent distributions related to a strategic investment held by the Company

(2)

Represents the loss associated with the Company’s divestiture of the Global Electric Motorcar (GEM) and Taylor-Dunn businesses

(3)

Represents adjustments for corporate restructuring, network realignment costs, and supply chain transformation

(4)

Represents amortization expense for acquisition-related intangible assets

(5)

Represents adjustments for class action litigation-related expenses

(6)

The Company used its estimated statutory tax rate of 23.8% for the non-GAAP adjustments in 2022 and 2021, except for non-deductible items

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Appendix B

Form of Plan of Conversion of Polaris Inc., a Minnesota Corporation to Polaris Inc., a Delaware Corporation

THIS PLAN OF CONVERSION, dated as of [____], 2023 (this “Plan”), is hereby adopted by Polaris Inc., a Minnesota corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 302A.681-692 of the Minnesota Business Corporations Act, as amended (the “MBCA”).

Recitals:

WHEREAS, the Company is a corporation established and existing under the laws of the State of Minnesota;

WHEREAS, conversion of a Minnesota corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 302A.681 of the MBCA;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 302A.682-692 of the MBCA; and

WHEREAS, the Board of Directors has authorized, approved and adopted the form, terms and provisions of this Plan and submitted this Plan to the Company’s shareholders for approval, and the Company’s shareholders have approved this Plan.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.

CONVERSION; EFFECT OF CONVERSION.

(a)

At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 302A.691 of the MBCA (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that, notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Minnesota.

(b)

At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Delaware and the State of Minnesota, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c)

The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company and shall constitute a continuation of the existence of the Company in the form of a Delaware corporation. The Converted Company is the same entity as the Company. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)

At the Effective Time, the name of the Converted Company shall be: Polaris Inc.

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(e)

The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g). In no event shall the Conversion be deemed (a) a change of control or similar transaction or (b) a reorganization for any other purpose other than within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

2.

FILINGS. As soon as practicable following the date hereof, the Company shall cause the Conversion to be effective by:

(a)

executing and filing (or causing to be executed and filed) an Articles of Conversion pursuant to Section 302A.686 of the MBCA in a form reasonably acceptable to any officer of the Company (the “Minnesota Articles of Conversion”) with the Minnesota Secretary of State;

(b)

executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL in a form reasonably acceptable to any officer of the Company (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State; and

(c)

executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of Polaris Inc. substantially in the form set forth on Exhibit A hereto (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State.

3.

EFFECTIVE TIME. The Conversion shall become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the applicable secretary of state (the time of the effectiveness of the Conversion, the “Effective Time”).

4.

EFFECT OF CONVERSION ON COMMON STOCK. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued Common Stock, par value $0.01 per share, of the Company (“Company Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Converted Company (“Converted Company Common Stock”). Following the Effective Time, all Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

5.

EFFECT OF CONVERSION ON OUTSTANDING OPTIONS, WARRANTS AND OTHER RIGHTS. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each option, warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option, warrant or other right to acquire, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of the Converted Company.

6.

EFFECT OF CONVERSION ON STOCK CERTIFICATES. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted evidenced by such outstanding certificate as provided above.

7.

EFFECT OF CONVERSION ON EMPLOYEE BENEFIT, INCENTIVE COMPENSATION OR OTHER SIMILAR PLANS. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.

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8.

FILING, LICENSES, PERMITS, TITLED PROPERTY, ETC. As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted Company by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).

9.

FURTHER ASSURANCES. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

10.

EFFECT OF CONVERSION ON DIRECTORS AND OFFICERS. The members of the Board of Directors of the Company and the officers of the Company immediately prior to the Effective Time shall continue in office following the Effective Time as the directors and officers of the Converted Company, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal.

11.

DELAWARE BYLAWS. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form set forth on Exhibit B hereto (the “Delaware Bylaws”), and the Board of Directors of the Converted Company shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

12.

IMPLEMENTATION AND INTERPRETATION. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Company and, upon the Effective Time, by the Board of Directors of the Converted Company. The applicable Board of Directors shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Company or the Converted Company, as the case may be. The interpretations and decisions of the applicable Board of Directors or authorized delegates shall be final, binding, and conclusive on all parties.

13.

AMENDMENT. This Plan may be amended or modified by the Board of Directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the shareholders of the Company, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without shareholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the shareholders of the Company.

14.

TERMINATION OR DEFERRAL. At any time prior to the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Company, notwithstanding the approval of this Plan by the shareholders of the Company, and (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, its Board of Directors or shareholders with respect thereto.

15.

THIRD PARTY BENEFICIARIES. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

16.

SEVERABILITY. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

17.

GOVERNING LAW. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

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Exhibit A

Certificate of Incorporation of Polaris Inc.

Article I Name and Purpose

The name of the corporation is Polaris Inc. (hereinafter the “Corporation”). The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

Article II Registered office

The address of the corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

Article III Incorporator

The name and address of the incorporator are:

Name	Mailing Address
Sarah Maveus	2100 Highway 55 Medina, MN 55340

The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation and the names and mailing addresses of the persons who are to serve as directors until their successors are elected and qualify are attached as Exhibit A hereto.

Article IV Capital

The aggregate number of shares of stock the Corporation is authorized to issue is one hundred eighty million (180,000,000), consisting of twenty million (20,000,000) shares of preferred stock, par value of $.01 per share (the “Preferred Stock”) and one hundred sixty million (160,000,000) shares of common stock, par value of $.01 per share (the “Common Stock”).

All shares of Common Stock shall be voting shares and shall be entitled to one vote per share. Holders of Common Stock shall not be entitled to cumulate their votes in the election of directors and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation. Subject to any preferential rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive their pro rata shares, based upon the number of shares of Common Stock held by them, of such dividends or other distributions as may be declared by the Board of Directors from time to time and of any distribution of the assets of the Corporation upon its liquidation, dissolution or winding up, whether voluntary or involuntary.

The Board of Directors of the Corporation is hereby authorized to provide, by resolutions adopted by such board for the issuance of Preferred Stock from time to time in one or more classes and/or series, to establish the designation and number of shares of each such class or series, and to fix the relative rights and preferences of the shares of each such class or series, and to the full extent permitted by Section 151 of the DGCL, or any successor provision. Without limiting the generality of the foregoing, the Board of Directors is authorized to provide that shares of a class or series of Preferred Stock are:

(1)

entitled to cumulative, partially cumulative or noncumulative dividends or other distributions payable in cash, capital stock or indebtedness of the Corporation or other property, at such times and in such amounts as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

(2)

entitled to a preference with respect to payments of dividends over one or more other classes and/or series of capital stock of the Corporation;

(3)

entitled to a preference with respect to any distribution of assets of the Corporation upon its liquidation, dissolution or winding up over one or more other

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classes and/or series of capital stock of the Corporation in such amount as is set forth in the board resolutions establishing such class or series or as is determined in a manner specified in such resolutions;

(4)

redeemable or exchangeable at the option of the Corporation and/or on a mandatory basis for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

(5)

entitled to the benefits of such sinking fund, if any, as is required to be established by the Corporation for the redemption and/or purchase of such shares by the board resolutions establishing such class or series;

(6)

convertible at the option of the holders thereof into shares of any other class or series of capital stock of the Corporation, at such times or upon the occurrence of such events, and upon such terms, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

(7)

exchangeable at the option of the holders thereof for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

(8)

entitled to such voting rights, if any, as are specified in the board resolutions establishing such class or series (including, without limiting the generality of the foregoing, the right to elect one or more directors voting alone as a single class or series or together with one or more other classes and/or series of Preferred Stock, if so specified by such board resolutions) at all times or upon the occurrence of specified events; and

(9)

subject to restrictions on the issuance of additional shares of Preferred Stock of such class or series or of any other class or series, or on the reissuance of share of Preferred Stock of such class or series or of any other class or series, or on increases or decreases in the number of authorized shares of Preferred Stock of such class or series or of any other class or series.

Without limiting the generality of the foregoing authorizations, any of the rights and preferences of a class or series of Preferred Stock may be made dependent upon facts ascertainable outside the board resolutions establishing such class or series, and may incorporate by reference some or all of the terms of any agreements, contracts or other arrangements entered into by the Corporation in connection with the issuance of such class or series, all to the full extent permitted by the DGCL. Unless otherwise specified in the board resolutions establishing a class or series of Preferred Stock, holders of a class or series of Preferred Stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

Article V Classes and Series

In addition to, and not by way of limitation of, the powers granted to the Board of Directors by the DGCL, the Board of Directors of the Corporation shall have the power and authority to fix by resolution any designation, class, series, voting power, preference, right, qualification, limitation, restriction, dividend, time and price of redemption, and conversion right with respect to any stock of the Corporation.

Article VI Written Action Without Meeting

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting by written action signed by all of the members of the Board of Directors then in office.

Any action required or permitted to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting by written action signed by all of the stockholders entitled to vote on that action. The written action is effective when it has been signed by all of those stockholders, unless a different effective time is provided in the written action.

Article VII Cumulative Voting Denied

No holder of stock of the Corporation shall be entitled to any cumulative voting rights.

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Article VIII Pre-Emptive Rights Denied

No holder of stock of the Corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of the Corporation allotted or sold or to be allotted or sold and now or hereafter authorized, or to any obligations or securities convertible into any class or series of stock of the Corporation, nor any right of subscription to any part thereof.

Article IX Issuance of Shares to Holders of Another Class or Series

Shares of any class or series of the Corporation, including shares of any class or series which are then outstanding, may be issued to the holders of shares of another class or series of the Corporation, whether to effect a share dividend or split, including a reverse share split, or otherwise, without the authorization, approval or vote of the holders of shares of any class or series of the Corporation.

Article X Classification of the Board of Directors

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors shall consist of not less than three nor more than fifteen persons, who need not be stockholders. The number of directors may be increased by the stockholders or Board of Directors or decreased by the stockholders or Board of Directors, provided, however, that any change in the number of directors on the Board of Directors (including, without limitation, changes at annual meetings of stockholders) shall be approved by the affirmative vote of not less than seventy-five percent (75%) of the voting power of all outstanding shares entitled to vote, entitled to be cast by the holders of all then outstanding voting shares, voting together as a single class, unless such change shall have been approved by a majority of the entire Board of Directors. If such change shall not have been so approved, the number of directors shall remain the same. In the event that the Board of Directors shall consist of three or more persons, the directors shall be divided into three classes, designated Class I, Class II and III. Each class shall consist, as nearly as may be possible, of one-third number of directors constituting the entire Board of Directors.

The term of the initial Class I directors shall terminate on the date of the 2025 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 2026 annual meeting of stockholders; and the term of the initial Class III directors shall terminate on the date of the 2024 annual meeting of stockholders. At each succeeding annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting of the year in which the director’s term expires and until a successor shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any director (including a director named by the Board of Directors to fill a vacancy or newly created directorship) may be removed from office (i) only with cause and (ii) only by the affirmative vote of not less than seventy-five percent (75%) of the voting power of all outstanding shares entitled to vote, voting together as a single class. For purposes of this Certificate of Incorporation, “cause,” with respect to the removal of any director shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the Corporation. Any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of such director’s predecessor.

Notwithstanding the foregoing, whenever the holders of any one or more classes of preferred or preference stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling vacancies and other features of such directorship shall be governed by or pursuant to the applicable term of the certificate of designation of other instrument creating such class or series of preferred stock, and such directors so elected shall not be divided into classes pursuant to this Article X unless expressly provided by such term.

Notwithstanding any other provisions of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or this Certificate of Incorporation), the affirmative vote of the holders of not less than seventy-five percent (75%) of the voting power of all shares entitled to vote, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article X.

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Article XI Limitation on Liability of Directors and Officers

To the full extent permitted by the DGCL and any other applicable law currently or hereafter in effect, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any breach of fiduciary duty as a director or officer, as applicable, or other act or omission as a director or officer of the Corporation. No amendment to or repeal of this Article XI shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the DGCL is hereafter amended to authorize any further limitations of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as amended.

Article XII Election of Directors

Subject to the rights, if any, of the holders of one or more classes or series of preferred or preference stock issued by the Corporation, voting separately by class or series to elect directors in accordance with the terms of such preferred or preference stock, each director shall be elected at a meeting of stockholders by the vote of the majority of the votes cast with respect to the director, provided that directors shall be elected by a plurality of the votes present and entitled to vote on the election of directors if the number of nominees exceeds the number of directors to be elected. For purposes of this Article XII, action at a meeting shall mean action at a meeting which satisfies the notice and quorum requirements imposed by the bylaws of the Corporation, except as otherwise provided by law, and a majority of the votes cast means that the votes entitled to be cast by the holders of all then outstanding shares of voting stock of the Corporation that are voted “for” a director must exceed the votes entitled to be cast by the holders of all then outstanding shares of voting stock of the Corporation that are voted “against” that director.

Article XIII Amendments

Any bylaw of the Corporation may be amended or repealed by the Board of Directors, provided that, after adoption of the initial bylaws, the Board of Directors shall not adopt, amend, or repeal a bylaw fixing a quorum for meetings of stockholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office. The Board of Directors may adopt or amend a bylaw to increase the number of directors.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation on this [●] day of [●], 2023.

By: ___________________

Name:

Title: Sole Incorporator

Exhibit A

Name	Mailing Address	Class
[●]	[●]	Class [I] [/] [II] [/] [III]
[●]
[●]
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Exhibit B

Bylaws of Polaris Inc.

Article I Meeting of stockholders

Section 1.01 Place of Meetings. Each meeting of the stockholders shall be held at the principal place of business of the Corporation or at such other place as may be designated by the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) or the Chief Executive Officer; provided, however, that any meeting called by or at the demand of a stockholder or stockholders shall be held in the county where the principal place of business of the Corporation is located. The Board of Directors may determine that stockholders not physically present in person or by proxy at a stockholder meeting may, by means of remote communication, participate in a stockholder meeting held at a designated place. The Board of Directors also may determine that a meeting of the stockholders shall not be held at a physical place, but instead solely by means of remote communication. Participation by remote communication constitutes presence at the meeting.

Section 1.02 Regular Meetings. Regular meetings of the stockholders may be held on an annual basis on a date and at a time as determined by the Board of Directors; provided, however, that if a regular meeting has not been held during the immediately preceding 13 months, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. At each regular meeting the stockholders shall elect qualified successors for directors whose terms have expired or are due to expire within six months after the date of the meeting and may transact any other business as may properly come before them, provided, however, that no business with respect to which special notice is required by law shall be transacted unless such notice shall have been given.

Section 1.03 Special Meetings. A special meeting of the stockholders may be called for any purpose or purposes at any time by the Chief Executive Officer; by the Chief Financial Officer; by the Board of Directors or any two or more members thereof; by the Chairman; or by one or more stockholders holding not less than ten percent (10%) of the voting power of all shares of the Corporation entitled to vote, who shall demand such special meeting by written notice given to the Chief Executive Officer or the Chief Financial Officer of the Corporation specifying the purposes of such meeting (a “Stockholder Special Meeting Notice”), except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be called by twenty-five percent (25%) or more of the voting power of all shares entitled to vote. Notwithstanding the foregoing provisions of this Section 1.03, special meetings of holders of any outstanding Preferred Stock may be called in the manner and for the purposes provided in the applicable Preferred Stock Designation.

Section 1.04 Meetings Held Upon Stockholder Demand. Within 30 days after receipt of a demand by the Chief Executive Officer or the Chief Financial Officer from any stockholder or stockholders entitled to call a meeting of the stockholders, it shall be the duty of the Board of Directors of the Corporation to cause a special or regular meeting of stockholders, as the case may be, to be duly called and held on notice no later than 90 days after receipt of such demand. If the Board of Directors fails to cause such a meeting to be called and held as required by this Section 1.04, the stockholder or stockholders making the demand may call the meeting by giving notice as provided in Section 1.06 hereof at the expense of the Corporation.

Section 1.05 Adjournments. Any meeting of the stockholders may be adjourned from time to time to another date, time and place. If any meeting of the stockholders is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment and the adjourned meeting is held not more than 120 days after the date fixed for the original meeting. At any adjourned meeting at which a quorum is present, any business may be transacted which may have been transacted at the meeting as originally noticed.

Section 1.06 Notice of Meetings. Unless otherwise required by law, written notice of each meeting of the stockholders, stating the date, time and place and, in the case of a special meeting, the purpose or purposes, shall be given at least ten days and not more than 60 days prior to the meeting to every holder of shares entitled to vote at such meeting except as specified in Section 1.05 or as otherwise permitted by law. Notice may be given to a stockholder by means of electronic communication if the requirements of Section 222 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), are met. Notice to a stockholder is also effectively given if the notice is addressed to the stockholder or a group of stockholders in a manner permitted by the rules and regulations under the Securities Exchange Act of 1934 (the “Exchange Act”), so long as the Corporation has first received the written or implied consent required by those rules and regulations. The business transacted at a special meeting of stockholders is limited to the purposes stated in the notice of the meeting.

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Section 1.07 Waiver of Notice. A stockholder may waive notice of the date, time, place and purpose or purposes of a meeting of stockholders. A waiver of notice by a stockholder entitled to notice is effective whether given before, at or after the meeting, and whether given in writing, orally, by authenticated electronic communication or by attendance. Attendance by a stockholder at a meeting, including attendance by remote communication, is a waiver of notice of that meeting, unless the stockholder objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

Section 1.08 Voting Rights.

Subdivision 1. A stockholder shall have one vote for each share held which is entitled to vote. Except as otherwise required by law, a holder of shares entitled to vote may vote any portion of the shares in any way the stockholder chooses. If a stockholder votes without designating the proportion or number of shares voted in a particular way, the stockholder is deemed to have voted all of the shares in that way.

Subdivision 2. The Board of Directors (or an officer of the Corporation, if authorized by the Board) may fix a date not more than 60 days nor less than 10 days before the date of a meeting of stockholders as the record date for the determination of the holders of shares entitled to notice of and entitled to vote at the meeting. When a record date is so fixed, only stockholders on that date are entitled to notice of and permitted to vote at that meeting of stockholders notwithstanding any transfer of shares on the books of the Corporation after any record date so fixed. If the Board of Directors fails to fix a record date for determination of the stockholders entitled to notice of and to vote at, any meeting of stockholders, the record date shall be the 20th day preceding the date of such meeting.

Section 1.09 Proxies. A stockholder may cast or authorize the casting of a vote (a) by filing a written appointment of a proxy, signed by the stockholder, with an officer of the Corporation at or before the meeting at which the appointment is to be effective, or (b) by telephonic transmission or authenticated electronic communication, whether or not accompanied by written instructions of the stockholder, of an appointment of a proxy with the Corporation or the Corporation’s duly appointed agent at or before the meeting at which the appointment is to be effective. The telephonic transmission or authenticated electronic communication must set forth or be submitted with information sufficient to determine that the stockholder authorized such transmission. Any copy, facsimile, telecommunication or other reproduction of the original of either the writing or transmission may be used in lieu of the original, provided that it is a complete and legible reproduction of the entire original. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board of Directors.

Section 1.10 Quorum. The holders of a majority of the voting power of the shares entitled to vote at a stockholder’s meeting are a quorum for the transaction of business at a regular or special meeting. If a quorum is present when a duly called or held meeting is convened, the stockholders present may continue to transact business until adjournment, even though the withdrawal of a number of the stockholders originally present leaves less than the proportion or number otherwise required for a quorum.

Section 1.11 Acts of Stockholders.

Subdivision 1. Except as otherwise required by law or specified in the Certificate of Incorporation of the Corporation, the stockholders shall take action by the affirmative vote of the holders of the greater of (a) a majority of the voting power of the shares present and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at a duly held meeting of stockholders.

Subdivision 2. A stockholder voting by proxy authorized to vote on less than all items of business considered at the meeting shall be considered to be present and entitled to vote only with respect to those items of business for which the proxy has authority to vote. A proxy who is given authority by a stockholder who abstains with respect to an item of business shall be considered to have authority to vote on that item of business.

Section 1.12 Order of Business. The Chairman, or an officer of the Corporation designated from time to time by a majority of the Board of Directors, will call meetings of stockholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board of Directors prior to the meeting, the Chairman or other presiding officer of any meeting of stockholders will also determine the order of business and have the authority in his or her sole discretion to determine the rules of procedure and regulate the conduct of the meeting, including, without limitation, by: (a) imposing restrictions on the persons (other than stockholders of the Corporation or their duly appointed proxy holders) that may attend the meeting; (b) ascertaining whether any stockholder or his or her proxy holder may be excluded from the meeting based upon any determination by the Chairman or other presiding officer, in his or her sole discretion, that any such person has disrupted or is likely to disrupt the proceedings thereat; (c) determining the circumstances in which any person may make a statement or ask questions at the meeting; (d) ruling on all procedural questions that may arise during or in connection with the meeting; (e) determining whether any nomination or business proposed to be brought before the meeting has been properly brought before the meeting; (f) determining the time or times at which the polls for voting at the meeting will be opened and closed; and (g) making the determinations set forth in Subdivision 12 of Section 1.13 and Subdivision 11 of Section 2.14.

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Section 1.13 Proposals Regarding Business Other Than Director Nominations.

Subdivision 1. The proposal of business (other than the nomination and election of directors to the Board of Directors, which is subject to Section 2.14) to be considered by the stockholders at a regular meeting of stockholders may be made (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Corporation who complies with this Section 1.13. For business to be properly brought before a regular meeting by a stockholder, the stockholder must, in addition to any other applicable requirements, provide timely notice thereof in writing to the Secretary of the Corporation in proper form and in accordance with this Section 1.13.

Subdivision 2. The business transacted at any special meeting of stockholders is limited to the purpose or purposes stated in the notice of the meeting given pursuant to Section 1.06. For business to be properly brought before a special meeting by a stockholder, the stockholder must, in addition to any other applicable requirements, provide timely notice thereof in writing to the Secretary of the Corporation in proper form in accordance with this Section 1.13.

Subdivision 3. To be timely, a stockholder’s notice to the Corporation of business to be considered by the stockholders at a regular meeting must be received by the Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s regular meeting. If, however, the date of the regular meeting is more than 30 days before or 60 days after such anniversary date, notice by a stockholder is timely only if so received not less than 90 days before the regular meeting or, if later, within 10 days after the first public announcement of the date of the regular meeting. To be timely, a stockholder’s notice to the Corporation of business to be considered by the stockholders at a special meeting must be received by the Secretary not more than five business days after delivery to the Corporation of a Stockholder Special Meeting Notice. Except to the extent otherwise required by law, the adjournment of a meeting will not commence a new time period for the giving of a stockholder’s notice as required above.

Subdivision 4. To be in proper form, a stockholder’s notice to the Secretary of the Corporation of business to be brought before a meeting must set forth in writing as to each matter the stockholder proposes to bring before a regular or special meeting:

A.

a reasonably detailed description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and the reasons why such stockholder or any other Proposing Person believes that the taking of the action or actions proposed to be taken would be in the best interests of the Corporation and its stockholders;

B.

a reasonably detailed description of any material interest of any Proposing Person in such business and a reasonably detailed description of all agreements, arrangements and understandings among the Proposing Persons or between any Proposing Person and any other person or entity (including their names) in connection with the proposal;

C.

in the case of a special meeting called by stockholders entitled to call a special meeting in accordance with Sections 1.03 and 1.04, an agreement by the Proposing Persons to notify the Secretary of the Corporation immediately in the case of any disposition prior to the record date for the meeting of shares of the Corporation owned of record and an acknowledgement that any such disposition shall be deemed a revocation of such demand to the extent of such disposition, such that the number of shares disposed of shall not be included in determining whether the required percentage of voting power of all shares of the Corporation entitled to vote has been reached; and

D.

the text of the proposal or business (including the text of any resolutions proposed for consideration).

Subdivision 5. To be in proper form, a stockholder’s notice to the Secretary of the Corporation of any business to be brought before a regular or special meeting must set forth in writing as to each Proposing Person (as such term is defined in Subdivision 14 of this Section 1.13):

A.

the name and address of the stockholder providing notice, as they appear on the Corporation’s books, and each other Proposing Person;

B.

the class or series (if any) and number of shares of the Corporation that are directly or indirectly beneficially owned or held of record by such Proposing Person (including any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership, whether such right is exercisable immediately or only after the passage of time);

C.

a description of any (a) option, warrant, convertible security, stock appreciation right or similar right or interest (including any derivative securities, as defined under Rule 16a-1 under the Exchange Act or other synthetic arrangement having characteristics of a long position), assuming for purposes of these Bylaws presently exercisable, with an exercise or conversion privilege or a settlement or payment mechanism at a price related to any class or series of securities of the Corporation or with a value derived in whole or in part from the value of any class or series of securities of the Corporation, whether or not such instrument or right is subject to settlement in whole or in part in the underlying class or series of securities of the Corporation or otherwise, directly or indirectly held of record or owned beneficially by such Proposing Person and whether or not such Proposing Person may have entered into transactions that hedge or mitigate the economic effects of such security or instrument and (b) each other direct or indirect right or interest that may enable such Proposing Person to profit or share in any profit derived from, or to manage the risk or benefit from, any increase or decrease in the value of shares of the Corporation or the Corporation’s other securities, in each case regardless of whether (x) such right or interest conveys any voting rights in such security to

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such Proposing Person, (y) such right or interest is required to be, or is capable of being, settled through delivery of such security, or (z) such Proposing Person may have entered into other transactions that hedge the economic effect of any such right or interest (any such right or interest referred to in this clause (C) being a “Derivative Instrument”);

D.

any proxy, contract, arrangement, understanding or relationship pursuant to which such Proposing Person has a right to vote any shares of the Corporation or which has the effect of increasing or decreasing the voting power of such Proposing Person;

E.

any short interest of such Proposing Person in any security of the Corporation, including, without limitation, any repurchase or similar so called “stock borrowing” agreement or other contract, arrangement, understanding or relationship or other agreement the purpose or effect of which is to mitigate loss or which provides any party, directly or indirectly, the opportunity to profit from or share in any profit derived from any decrease in the price or value of the subject security;

F.

any rights directly or indirectly held of record or beneficially by the Proposing Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation;

G.

any proportionate interest in securities of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

H.

any performance related fees (other than an asset-based fee) to which the Proposing Person may be entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, including, without limitation, any such interests held by members of such Proposing Person’s immediate family sharing the same household or any affiliates of such Proposing Person;

I.

any equity interests, including any Derivative Instruments or short interests, in any competitor (as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended) of the Corporation;

J.

any material pending or threatened legal proceeding involving the Corporation, any affiliate of the Corporation or any of their respective directors or officers, to which such Proposing Person or its affiliates is a party;

K.

any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act to be made in connection with a general solicitation of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting;

L.

a representation (a) that the stockholder giving notice is a holder of record of shares entitled to vote at the meeting, will continue to be a holder of record of shares entitled to vote at the meeting through the date of the meeting and intends to appear at the meeting to make the proposal; (b) as to whether any Proposing Person intends, or is part of a group that intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Corporation entitled to vote and required to approve the proposal and, if so, identifying such Proposing Person; and (c) as to whether any Proposing Person intends to engage in or be a participant in a solicitation (within the meaning of Rule 14a-1(l) under the Exchange Act) with respect to the proposal and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation; and

M.

a representation that the stockholder will update and supplement the notice to the Secretary of the Corporation in writing, so that the notice is true and correct as of the record date for the meeting and as of the date that is 10 days prior to the meeting or any recess, adjournment or postponement thereof (which update must be received by the Secretary of the Corporation not later than 10 days after the record date and five days before the meeting or any recess, adjournment or postponement thereof, respectively).

Subdivision 6. In addition, the stockholder providing notice shall, from time to time, update and supplement any of the foregoing information to reflect any change so that such information is true and correct as of the record date and as of the date that is 10 days prior to the meeting or any recess, adjournment or postponement thereof by delivering, as promptly as practicable, but, in any event, no later than 10 days after the record date and five days prior to the meeting or any recess, adjournment or postponement thereof, respectively, a notice in writing of such updated and supplemented information to the Secretary of the Corporation. For the avoidance of doubt, any information provided pursuant to this Subdivision 6 of this Section 1.13 shall not, and shall not be deemed to, cure any deficiencies in any Proposing Person’s notice, extend any applicable deadlines under these Bylaws or enable or be deemed to permit such Proposing Person to amend any proposal or to submit any new or amended proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting, except as otherwise set forth in these Bylaws.

Subdivision 7. A stockholder is not entitled to have its proposal included in the Corporation’s proxy statement or form of proxy solely as a result of such stockholder’s compliance with the foregoing provisions of this Section 1.13.

Subdivision 8. If a stockholder does not appear at the meeting to present its proposal, such proposal will be disregarded (notwithstanding that proxies in respect of such proposal may have been solicited, obtained or delivered).

Subdivision 9. The Corporation may require any Proposing Person to furnish such other information as may be reasonably required by the Corporation to verify such Proposing Person’s compliance with these Bylaws and applicable laws. Such Proposing Person shall provide such other information within 10 calendar days after the Corporation has requested such other information.

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Subdivision 10. With respect to this Section 1.13, a stockholder must also comply with all applicable requirements of Delaware law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.13.

Subdivision 11. The Chairman or other presiding officer at any meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures prescribed in this Section 1.13 and, if the Chairman or other presiding officer so determines, any such business not properly brought before the meeting shall not be transacted. Notwithstanding anything in these Bylaws to the contrary: (i) no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 1.13, and (ii) unless otherwise required by law, if a Proposing Person intending to propose business at a meeting pursuant to this Section 1.13 does not provide the information required under this Section 1.13 to the Secretary of the Corporation in accordance with the applicable timing or other requirements set forth in these Bylaws, or the Proposing Person does not appear at the meeting to present the proposed business, such business shall not be considered, notwithstanding that proxies in respect of such business may have been received by the Corporation.

Subdivision 12. Notwithstanding anything to the contrary in this Section 1.13, this Section 1.13 does not apply to any stockholder proposal made pursuant to Rule 14a-8 promulgated under the Exchange Act. The requirements, procedures and notice deadlines of Rule 14a-8 shall govern any proposal made pursuant thereto.

Subdivision 13. For purposes of Section 1.13 and Section 2.14:

A.

“public announcement” means disclosure (a) when made in a press release reported by Dow Jones News Service, Associated Press or comparable national news service, (b) when contained in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act, or (c) when given as the notice of the meeting pursuant to Section 1.06; and

B.

“Proposing Person” means (a) the stockholder providing the notice of business proposed to be brought before a meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before a meeting is given, and (c) any Affiliate or Associate (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner.

Article II Directors

Section 2.01 Number. The number of directors of the Corporation shall be no less than three (3) and no more than fifteen (15) as determined from time to time by the Board of Directors. Except as otherwise required in the Certificate of Incorporation and as provided by Section 2.02 of this Article II, directors shall be elected by a majority of the votes cast at annual meetings of stockholders, and each director as elected shall hold office as provided in Article X of the Certificate of Incorporation.

Section 2.02 Vacancies. Vacancies on the Board of Directors resulting from the death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of the remaining members of the Board, though less than a quorum. Vacancies on the Board resulting from newly created directorships may be filled by the affirmative vote of a majority of the directors serving at the time such directorships are created. Each person elected to fill a vacancy shall hold office until a qualified successor is elected by the stockholders at the next regular meeting or at any special meeting duly called for that purpose.

Section 2.03 Place of Meetings. Each meeting of the Board of Directors shall be held at the principal place of business of the Corporation or at such other place as may be designated from time to time by a majority of the members of the Board of Directors or by the Chief Executive Officer. A meeting may be held by conference among the directors using any means of communication through which the directors may simultaneously hear each other during the conference.

Section 2.04 Regular Meetings. Regular meetings of the Board of Directors for the election of officers and the transaction of any other business shall be held without notice at the place of and immediately after each regular meeting of the stockholders.

Section 2.05 Special Meetings. A special meeting of the Board of Directors may be called for any purpose or purposes at any time by (a) the Chairman or other presiding officer or (b) a majority of the directors constituting the whole Board of Directors, giving not less than two days’ notice to all directors of the date, time and place of the meeting, provided that when notice is mailed, at least four days’ notice shall be given. The notice need not state the purpose of the meeting.

Section 2.06 Waiver of Notice; Previously Scheduled Meetings.

Subdivision 1. A director of the Corporation may waive notice of the date, time and place of a meeting of the Board of Directors. A waiver of notice by a director entitled to notice is effective whether given before, at or after the meeting, and whether given in writing, orally, by authenticated electronic communication or by attendance. Attendance by a director at a meeting is a waiver of notice of that meeting, unless the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

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Subdivision 2. If the day or date, time and place of a meeting of the Board of Directors have been provided herein or announced at a previous meeting of the Board of Directors, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.

Section 2.07 Quorum. The presence of a majority of the directors consisting of the whole Board of Directors shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn a meeting from time to time without further notice until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the directors present may continue to transact business until adjournment, even though the withdrawal of a number of the directors originally present leaves less than the proportion or number otherwise required for a quorum.

Section 2.08 Acts of Board. Except as otherwise required by law or specified in the Certificate of Incorporation of the Corporation, the Board of Directors shall take action by the affirmative vote of a majority of the directors present at a duly held meeting.

Section 2.09 Participation by Electronic Communications. A director may participate in a meeting of the Board of Directors by any means of communication through which the director, other directors so participating and all directors physically present at the meeting may simultaneously hear each other during the meeting. A director so participating shall be deemed present in person at the meeting.

Section 2.10 Absent Directors. A director of the Corporation may give advance written consent or opposition to a proposal to be acted on at a meeting of the Board of Directors. If the director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.

Section 2.11 Action Without a Meeting. An action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting by written action signed, or consented to by authenticated electronic communication, by all of the directors. The written action is effective when signed, or consented to by authenticated electronic communication, by all directors, unless a different effective time is provided in the written action.

Section 2.12 Committees. A resolution approved by the affirmative vote of a majority of the Board of Directors may establish committees having the authority of the Board of Directors in the management of the business of the Corporation only to the extent provided in the resolution. Committees may include a special litigation committee consisting of one or more independent directors or other independent persons to consider legal rights or remedies of the Corporation and whether those rights and remedies should be pursued. Committees, other than special litigation committees, shall be subject at all times to the direction and control of the Board of Directors. A committee shall consist of one or more directors, appointed by affirmative vote of a majority of the directors present at a duly held meeting of the Board of Directors. Section 2.03 and Sections 2.05 and 2.11 hereof shall apply to committees and members of committees to the same extent as those sections apply to the Board of Directors and directors. Minutes, if any, of committee meetings shall be made available upon request to members of the committee and to any director. Unless otherwise provided in the Certificate of Incorporation of the Corporation or the resolution of the Board of Directors establishing the committee, a committee may create one or more subcommittees, each consisting of one or more members of the committee, and may delegate to a subcommittee any or all of the authority of the committee. In these Bylaws, unless the language or context clearly indicates that a different meaning is intended, any reference to a committee is deemed to include a subcommittee, and any reference to a committee member is deemed to include a subcommittee member.

Section 2.13 Compensation. The Board of Directors may fix the compensation, if any, of directors.

Section 2.14 Director Nominations.

Subdivision 1. Only persons who are nominated in accordance with the procedures set forth in this Section 2.14 are eligible for election to the Board of Directors at a regular or special meeting of stockholders, unless otherwise provided in the Certificate of Incorporation of the Corporation. Nominations of persons for election to the Board of Directors may be made at a regular or special meeting of stockholders and only (a) by or at the direction of the Board of Directors or (b) by any stockholder who (i) has complied with all applicable requirements of this Section 2.14 in relation to such nomination, (ii) was a stockholder of record of the Corporation at the time of giving the notice required by Subdivision 2 of this Section 2.14 and is a stockholder of record of the Corporation at the time of the meeting, (iii) is entitled to vote at the meeting and (iv) subject to this Section 2.14, has nominated a number of nominees that does not exceed the number of directors that will be elected at such meeting.

Subdivision 2. For a nominee for election to the Board of Directors to be properly brought before a meeting by a stockholder, the stockholder must, in addition to any other applicable requirements, provide timely notice thereof in writing to the Secretary of the Corporation in proper form and in accordance with this Section 2.14.

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Subdivision 3. To be timely, a stockholder’s notice to the Corporation of nominations for election to the Board of Directors to be made at a regular meeting must be received by the Secretary of the Corporation not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s regular meeting. If, however, the date of the regular meeting is more than 30 days before or 60 days after such anniversary date, notice by a stockholder is timely only if so received not less than 90 days before the regular meeting or, if later, within 10 days after the first public announcement of the date of the regular meeting. To be timely, a stockholder’s notice to the Corporation of nominations for election to the Board of Directors to be made at a special meeting must be received by the Secretary not more than five business days after delivery to the Corporation of a Stockholder Special Meeting Notice. Except to the extent otherwise required by law, the adjournment of a meeting will not commence a new time period for the giving of a stockholder’s notice as described above.

Subdivision 4. To be in proper form, a stockholder’s notice to the Corporation of nominations for election to the Board of Directors must set forth in writing the information required by Subdivisions 5 and 6 of this Section 2.14.

Subdivision 5. A stockholder’s notice to the Corporation of nominations for election to the Board of Directors must set forth in writing as to each Nominating Person (as such term is defined in Subdivision 13 of this Section 2.14):

A.

the information set forth in Subdivision 5 of Section 1.13 (except that for purposes of this Section 2.14, the term “Nominating Person” will be substituted for the term “Proposing Person” in all places where it appears in Subdivision 5 of Section 1.13, the term “elect” will be substituted for the term “approval,” and any reference to “business” or “proposal” therein will be deemed to be a reference to the “nomination” contemplated by this Section 2.14);

B.

a written representation as to whether such Nominating Person intends, or is part of a group that intends, to solicit proxies in support of director nominees other than the nominees of the Board of Directors or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act; and

C.

for any Nominating Person that the stockholder’s notice indicates intends, or is part of a group that intends, to solicit proxies in support of director nominees other than the nominees of the Board of Directors or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act, a written agreement (in substantially the form provided by the Secretary of the Corporation upon written request), on behalf of such Nominating Person and any group of which it is a member, pursuant to which such Nominating Person acknowledges and agrees that (a) the Corporation shall disregard any proxies or votes solicited for the Nominating Person’s nominees if such Nominating Person (i) notifies the Corporation that such Nominating Person no longer intends, or is part of a group that no longer intends, to solicit proxies in support of director nominees other than the nominees of the Board of Directors or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act or (ii) fails to comply with Rules 14a-19(a)(2) and (3) under the Exchange Act, and (b) if any Nominating Person provides notice pursuant to Rule 14a-19(a)(1) under the Exchange Act, such Nominating Person shall deliver to the Secretary of the Corporation, no later than five business days prior to the applicable meeting, reasonable documentary evidence (as determined by the Corporation or one of its representatives in good faith) that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

Subdivision 6. A stockholder’s notice to the Corporation of nominations for election to the Board of Directors must set forth in writing as to each person whom the stockholder giving notice proposes to nominate for election to the Board of Directors:

A.

all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to Subdivision 5 of this Section 2.14 if such proposed nominee were a Nominating Person;

B.

all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act to be made in connection with a general solicitation of proxies for an election of directors in a contested election (including such proposed nominee’s written consent to be named in the proxy statement and other proxy materials as a nominee and to serve as a director if elected);

C.

a reasonably detailed description of all direct and indirect compensation and other material monetary agreements, arrangements or understandings during the past three years, and any other material relationships, between or among such Nominating Person and its affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee and his or her affiliates, associates or others acting in concert therewith, on the other hand, including all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder giving the notice or any other Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant;

D.

a completed questionnaire (in the form provided by the Secretary of the Corporation upon written request) with respect to the identity, background and qualification of the proposed nominee and the background of any other person or entity on whose behalf the nomination is being made; and

E.

a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that the proposed nominee (a) is qualified and if elected intends to serve as a director of the Corporation for the entire term for which such proposed nominee is standing for election, (b) is not and will not become a party to (i) any agreement,

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arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Corporation, with the proposed nominee’s fiduciary duties under applicable law, (c) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (d) if elected as a director of the Corporation, the proposed nominee would be in compliance, and will comply, with all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation, and (e) will sit for an interview (which may be conducted via virtual meeting) with the Corporation’s Corporate Governance and Nominating Committee within ten business days following the Corporation’s request for such an interview. The Corporation may require any proposed nominee to furnish, and such proposed nominee must furnish as promptly as practicable, such other information as may be reasonably required by the Corporation to determine the qualifications and eligibility of such proposed nominee to serve as a director.

Subdivision 7. If any (a) Nominating Person provides notice pursuant to Rule 14a-19(a)(1) under the Exchange Act and (b) such Nominating Person subsequently either (i) notifies the Corporation that such Nominating Person no longer intends to, or is part of a group that no longer intends to, solicit proxies in support of director nominees other than the nominees of the Board of Directors or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act or (ii) fails to comply with the requirements of Rules 14a-19(a)(2) and (3) under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for the Nominating Person’s nominees, notwithstanding that proxies or votes in favor thereof may have been received by the Corporation. If any Nominating Person provides notice pursuant to Rule 14a-19(a)(1) under the Exchange Act, such Nominating Person shall deliver to the Secretary, no later than five business days prior to the applicable meeting, reasonable documentary evidence (as determined by the Corporation or one of its representatives in good faith) that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

Subdivision 8. In addition, the stockholder providing notice shall, from time to time, update and supplement any of the foregoing information to reflect any change so that such information is true and correct as of the record date and as of the date that is 10 days prior to the meeting or any recess, adjournment or postponement thereof by delivering, as promptly as practicable, but, in any event, no later than 10 days after the record date and five days prior to the meeting or any recess, adjournment or postponement thereof, respectively, a notice in writing of such updated and supplemented information to the Secretary of the Corporation. For the avoidance of doubt, any information provided pursuant to this Subdivision 8 of this Section 2.14 shall not, and shall not be deemed to, cure any deficiencies in any Nominating Person’s notice, extend any applicable deadlines under these Bylaws or enable or be deemed to permit such Nominating Person to amend any nomination or to submit any new or change or add nominees proposed to be brought before a meeting, except as otherwise set forth in these Bylaws.

Subdivision 9. A stockholder is not entitled to have its nominees included in the Corporation’s proxy statement solely as a result of such stockholders compliance with the foregoing provisions of this Section 2.14.

Subdivision 10. If a stockholder does not appear at the meeting to present its nomination, such nomination will be disregarded (notwithstanding that proxies in respect of such nomination may have been solicited, obtained or delivered).

Subdivision 11. The Corporation may require any Nominating Person or its nominees to furnish such other information as may be reasonably required by the Corporation to (a) verify such Nominating Person’s, or such Nominating Person’s nominees’, compliance with these Bylaws and applicable laws or (b) verify such Nominating Person’s nominees’ qualifications and eligibility to serve as a director. Such Nominating Person, or nominee, as applicable, shall provide such other information within 10 calendar days after the Corporation has requested such other information.

Subdivision 12. With respect to this Section 2.14, a stockholder must also comply with all applicable requirements of Delaware law and the Exchange Act and the rules and regulations thereunder (including, without limitation, Rule 14a-19 of the Exchange Act) with respect to the matters set forth in this Section 2.14.

Subdivision 13. The Chairman or other presiding officer at any meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section 2.14, and if the Chairman or other presiding officer so determines, the defective nomination will be disregarded. Notwithstanding anything in these Bylaws to the contrary: (a) no nominations shall be made at any meeting except in accordance with the procedures set forth in this Section 2.14, and (b) unless otherwise required by law, if a Nominating Person intending to make nominations at a meeting pursuant to Section 2.14 does not provide the information required under Section 2.14 to the Secretary of the Corporation in accordance with the applicable timing or other requirements set forth in these Bylaws, or Nominating Person (or a qualified representative thereof) does not appear at the meeting to present the nominations, such nominations shall not be considered, notwithstanding that proxies in respect of such nominations may have been received by the Corporation.

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Subdivision 14. For purposes of Section 1.13 and Section 2.14, “Nominating Person” means (a) the stockholder providing the notice of the nomination proposed to be made at a meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of nomination proposed to be made at a meeting is given, and (c) any Affiliate or Associate (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner.

Section 2.15 Chairman. The Board of Directors, by a majority vote of the whole Board of Directors, shall elect a Chairman from among the members of the Board of Directors. The Chairman shall not be considered an officer of the Corporation in his or her capacity as such. The Chairman may be removed from that capacity by a majority vote of the directors comprising the whole Board of Directors. The Chairman shall preside at meetings of the Board of Directors and of the stockholders of the Corporation and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board of Directors or as may be prescribed by these Bylaws. In the absence of the Chairman, such other director of the Corporation designated by the Chairman or by the majority vote of the directors comprising the whole Board of Directors shall act as chairman of any such meeting. The Chairman or the Board of Directors may appoint a Vice Chairman of the Board of Directors to exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Chairman or by the Board of Directors.

Article III Officers

Section 3.01 Number and Designation. The Corporation shall have one or more natural persons exercising the functions of the offices of Chief Executive Officer and Chief Financial Officer. The Board of Directors may elect or appoint such other officers as it deems necessary for the operation and management of the Corporation, with such powers, rights, duties and responsibilities as may be determined by the Board of Director, including, without limitation, a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall have the powers, rights, duties and responsibilities set forth in these Bylaws unless otherwise determined by the Board of Director. Any of the offices or functions of those offices may be held by the same person.

Section 3.02 Chief Executive Officer. Unless provided otherwise by a resolution adopted by the Board of Directors, the Chief Executive Officer (a) shall have the general active management of the business of the Corporation; (b) shall, when present, preside at all meetings of the stockholders and Board of Directors; (c) shall see that all orders and resolutions of the Board of Directors are carried into effect; (d) may maintain records of and certify proceedings of the Board of Directors and stockholders; and (e) shall perform such other duties as may from time to time be assigned by the Board of Directors.

Section 3.03 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Board of Directors, the Chief Financial Officer (a) shall keep accurate financial records for the Corporation; (b) shall deposit all monies, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as the Board of Directors shall designate from time to time; (c) shall endorse for deposit all notes, checks and drafts received by the Corporation as ordered by the Board of Directors, making proper vouchers therefor; (d) shall disburse corporate funds and issue checks and drafts in the name of the Corporation, as ordered by the Board of Directors; (e) shall render to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all of such officer’s transactions as Chief Financial Officer and of the financial condition of the Corporation; and (f) shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer from time to time.

Section 3.04 President. Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. If an officer other than the President is designated Chief Executive Officer, the President shall perform such duties as may from time to time be assigned by the Board of Directors.

Section 3.05 Vice Presidents. Any one or more Vice Presidents, if any, may be designated by the Board of Directors as Executive Vice Presidents or Senior Vice Presidents. During the absence or disability of the President, it shall be the duty of the highest ranking Executive Vice President, and, in the absence of any such Vice President, it shall be the duty of the highest ranking Senior Vice President or other Vice President, who shall be present at the time and able to act, to perform the duties of the President. The determination of who is the highest ranking of two or more persons holding the same office shall, in the absence of specific designation of order of rank by the Board of Directors, be made on the basis of the earliest date of appointment or election, or in the event of simultaneous appointment or election, on the basis of the longest continuous employment by the Corporation.

Section 3.06 Secretary. The Secretary, unless otherwise determined by the Board of Directors, shall attend all meetings of the stockholders and all meetings of the Board, shall record or cause to be recorded all proceedings thereof in a book to be kept for that purpose, and may certify such proceedings. Except as otherwise required or permitted by law or by these Bylaws, the Secretary shall give or cause to be given notice of all meetings of the stockholders and all meetings of the Board of Directors.

Section 3.07 Treasurer. Unless otherwise determined by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation. If an officer other than the Treasurer is designated Chief Financial Officer, the Treasurer shall perform such duties as may from time to time be assigned by the Board of Directors.

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Section 3.08 Authority and Duties. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors. Unless prohibited by a resolution approved by the affirmative vote of a majority of the directors present, an officer elected or appointed by the Board of Directors may, without the approval of the Board of Directors, delegate some or all of the duties and powers of an office to other persons.

Section 3.09 Term.

Subdivision 1. All officers of the Corporation shall hold office until their respective successors are chosen and have qualified or until their earlier death, resignation or removal.

Subdivision 2. An officer may resign at any time by giving written notice to the Corporation. The resignation is effective without acceptance when the notice is given to the Corporation, unless a later effective date is specified in the notice.

Subdivision 3. An officer may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the directors present at a duly held meeting of the Board of Directors.

Subdivision 4. A vacancy in an office because of death, resignation, removal, disqualification or other cause may, or in the case of a vacancy in the office of Chief Executive Officer or Chief Financial Officer shall, be filled for the unexpired portion of the term by the Board of Directors.

Section 3.10 Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or by the Chief Executive Officer if authorized by the Board of Directors.

Article IV Certificate of Shares

Section 4.01 Certificated and Uncertificated Shares.

Subdivision 1. The shares of the Corporation shall be either certificated shares or uncertificated shares.

Subdivision 2. Each certificate of shares of the Corporation shall be signed by any two authorized officers of the Corporation, but when a certificate is signed by a transfer agent or a registrar, the signature of any such officer and the corporate seal upon such certificate may be facsimiles, engraved or printed. If a person signs or has a facsimile signature placed upon a certificate while an officer, transfer agent or registrar of the Corporation, the certificate may be issued by the Corporation, even if the person has ceased to serve in that capacity before the certificate is issued, with the same effect as if the person had that capacity at the date of its issue.

Subdivision 3. A certificate representing shares issued by the Corporation shall, if the Corporation is authorized to issue shares of more than one class or series, set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board of Director to determine the relative rights and preferences of subsequent classes or series.

Section 4.02 Declaration of Dividends and Other Distributions. The Board of Directors shall have the authority to declare dividends and other distributions upon the shares of the Corporation to the extent permitted by law.

Section 4.03 Transfer of Shares. Shares of the Corporation may be transferred only on the books of the Corporation by the holder thereof, in person or by such person’s attorney. In the case of certificated shares, shares shall be transferred only upon surrender and cancellation of certificates for a like number of shares. The Board of Directors, however, may appoint one or more transfer agents and registrars to maintain the share records of the Corporation and to effect transfers of shares.

Section 4.04 Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action and in such case only stockholders of record on the date so fixed shall be entitled to receive payment of such dividend or other distribution, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed. If no record date is fixed, the record date for determining stockholders for any such purpose will be at the close of business on the calendar day on which the Board adopts the resolution relating thereto.

Article V Miscellaneous

Section 5.01 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Corporation shall be signed on behalf of the Corporation by the Chief Executive Officer, or the President, or any Vice President, or by such other person or persons as may be designated from time to time by the Board of Directors. If a document must be executed by persons holding different offices or functions

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and one person holds such offices or exercises such functions, that person may execute the document in more than one capacity if the document indicates each such capacity.

Section 5.02 Advances. The Corporation may, without a vote of the directors, advance money to its directors, officers or employees to cover expenses that can reasonably be anticipated to be incurred by them in the performance of their duties and for which they would be entitled to reimbursement in the absence of an advance.

Section 5.03 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 5.04 Corporate Seal. The Corporation shall have no corporate seal.

Section 5.05 Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time), or (d) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have subject-matter jurisdiction, another state or federal court within the State of Delaware). If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in such Foreign Action as agent for such stockholder. Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law, shall be the federal district courts of the United States of America. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 5.05.

Section 5.06 Inspection of Books and Records. Pursuant to and in accordance with Section 220 of the DGCL a stockholder of the Corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation and in a manner so as not to unreasonably interfere with the normal operation of the business of the corporation, books and records of the Corporation. The stockholder may inspect and copy such records only if the stockholder’s demand is made in good faith and for a proper purpose; the stockholder describes with reasonable particularity the stockholder’s purpose and the records the stockholder desires to inspect; and the records are directly connected with the stockholder’s purpose.

Article VI Indemnification

Section 6.01 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified by the Corporation to the fullest extent permitted or required by the DGCL and any other applicable law (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”); provided, however, that, except as provided in Section 6.04 with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee pursuant to this Section 1 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

Section 6.02 Right to Advancement of Expenses. The right to indemnification conferred in Section 6.01 shall include the right to advancement by the Corporation of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the DGCL so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation service to an employee benefit plan) shall be made pursuant to this Section 6.02 only upon delivery to the Corporation of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so

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advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 6.02. An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 6.02 is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 6.01 with respect to the related Proceeding or the absence of any prior determination to the contrary.

Section 6.03 Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 6.01 and 6.02 shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 6.04 Right of Indemnitee to Bring Suit. If a claim under Sections 6.01 or 6.02 is not paid in full by the Corporation within 60 calendar days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to the fullest extent permitted or required by the DGCL (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader reimbursements of prosecution or defense expenses than such law permitted the Corporation to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses, without interest, upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors or a committee thereof, its stockholders or independent legal counsel) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors or a committee thereof, its stockholders or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by an Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Corporation to recover an Advancement of Expenses hereunder pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, shall be on the Corporation.

Section 6.05 Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Nothing contained in this Article VI shall limit or otherwise affect any such other right or the Corporation’s power to confer any such other right.

Section 6.06 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 6.07 No Duplication of Payments. The Corporation shall not be liable under this Article VI to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.

Article VII Securities of other Corporations

Section 7.01 Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation (a) to attend any meeting of security holders of other corporations in which the Corporation may hold securities and vote such securities on behalf of the Corporation; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other corporation on behalf of the Corporation. At such meeting, the Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation possesses. The board of directors may, from time to time, grant such power and authority to one or more other persons and may remove such power and authority from the Chief Executive Officer or any other person or persons.

2023 Proxy Statement -	122

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Section 7.02 Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities of any other corporation owned by the Corporation, and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon other person or persons.

Article VIII Amendments

Section 8.01 Amendments. Any Bylaw may be amended or repealed by the Board of Directors, provided that, after adoption of the initial Bylaws, the Board of Directors shall not adopt, amend, or repeal a Bylaw fixing a quorum for meetings of stockholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office. The Board of Directors may adopt or amend a Bylaw to increase the number of directors.

2023 Proxy Statement -	123

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Polaris Inc.
2100 Highway 55
Medina, MN 55340

763-542-0500
763-542-0599
www.polaris.com

POLARIS

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SCAN TO
VIEW MATERIALS & VOTE

ATTN: JC WEIGELT
POLARIS INC.
2100 HIGHWAY 55
MEDINA, MN 55340

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 26, 2023 for shares held directly and by 11:59 P.M. Eastern Time on April 24, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PII2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 26, 2023 for shares held directly and by 11:59 P.M. Eastern Time on April 24, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98670-P83492 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

POLARIS INC.

The Board of Directors recommends you vote FOR the nominees listed in Proposal 1:

1. The election of three Class II directors

Nominees	For	Against	Abstain
1a. George W. Bilicic	☐	☐	☐
1b. Gary E. Hendrickson	☐	☐	☐
1c. Gwenne A. Henricks	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 2, 1 YEAR for Proposal 3, and FOR Proposals 4, 5, 6 and 7:

	1 Year	2 Years	3 Years	Abstain
3. Advisory vote on the frequency of future votes to approve the compensation of our Named Executive Officers	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) on the proxy. Joint owners should each sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If signing for a corporation, provide the name of the corporation and your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

D98671-P83492

POLARIS INC.
Annual Meeting of Shareholders
April 27, 2023 9:00 AM, CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Kenneth J. Pucel and Robert P. Mack, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of POLARIS INC. that the shareholder(s) held of record at the close of business on March 6, 2023 and is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on April 27, 2023, at www.virtualshareholdermeeting.com/PII2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side. If no such direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Continued and to be signed on reverse side